File No. 333-32531

811-08311

As filed with the Securities and Exchange Commission on April 19, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 19

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 26  ☒

(Check appropriate box or boxes)

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

(Exact Name of Registrant)

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

(Name of Depositor)

One American Square, Indianapolis, Indiana 46282

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number: (317) 285-1588

Richard M. Ellery

Associate General Counsel

American United Life Insurance Company

One American Square

Indianapolis, Indiana 46282

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (Check appropriate Space)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ On May 1, 2012 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date) pursuant to paragraph (a)(1) of Rule 485

☐ this post-effective amendment designates a new effective date for a previously filed amendment

Prospectus for

FPVUL –

Flexible Premium Adjustable
Variable Life

Products and financial services provided by:

American United Life Insurance Company®

a OneAmerica® company

P.O. Box 6148, Indianapolis, Indiana 46206-6148

Telephone: (800) 249-6269

May 1, 2012

Prospectus

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

American United Life Insurance Company®
One American Square, P.O. Box 7127
Indianapolis, Indiana 46206-7127

(800) 537-6442 – www.oneamerica.com

This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by American United Life Insurance Company® ("AUL") subject to approval in individual states. AUL designed the Policy to provide insurance protection on the Insured (or Insureds if the Owner chooses the Last Survivor Rider) named in the Policy. The Policy also provides the Owner with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the Policy. This flexibility allows the Owner to provide for the Owner's changing insurance needs under a single insurance Policy.

The Owner also has the opportunity to allocate Net Premiums and Account Value to one (1) or more Investment Accounts of the AUL American Individual Variable Life Unit Trust (the "Separate Account") and to AUL's General Account (the "Fixed Account"), within limits. This Prospectus generally describes only that portion of the Account Value allocated to the Separate Account. For a brief summary of the Fixed Account, see "Fixed Account." AUL invests the assets of each Investment Account in a corresponding mutual Portfolio (each, a "Portfolio"). Each Investment Account invests exclusively in shares of one (1) of the following Fund Portfolios:

Alger Portfolios	Janus Aspen Series

AllianceBernstein Variable Products Series Fund, Inc.	Invesco V.I. Funds Trust

American Century® Variable Portfolios, Inc.	Neuberger Berman Advisers Management Trust

Calvert Variable Series, Inc.	OneAmerica Funds, Inc.

Columbia Funds Variable Insurance Trust	Pioneer Variable Contracts Trust

Dreyfus Investment Portfolios	The Royce Funds

Dreyfus Variable Investment Fund	T. Rowe Price Equity Series, Inc.

Fidelity® Variable Insurance Products Freedom Funds	T. Rowe Price Fixed Income Series, Inc.

Fidelity® Variable Insurance Products	Timothy Plan® Portfolio Variable Series

Franklin Templeton Variable Insurance Products Trust	Vanguard® Variable Insurance Fund

The prospectuses for the Funds describe their respective Portfolios, including the risks of investing in the Portfolios, and provide other information on the Funds. Not all Funds are available with all contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be accompanied by the current prospectuses for the Fund or Funds being considered. Each of these prospectuses should be read carefully and retained for future reference.

The Date of this Prospectus is May 1, 2012.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE FUNDS, OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

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SUMMARY OF THE POLICY

The investor should read the following summary of Prospectus information and diagram of the policy in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this Prospectus assumes that the Policy is in force, that the Last Survivor Rider is not in force, and that there are no outstanding loans and loan interest.

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, typically the Owner of a Policy pays premium payments for insurance coverage on the Insured. Also, like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Net Cash Value that is payable if the Owner surrenders the Policy during the Insured's lifetime. As with fixed-benefit life insurance, the Net Cash Value during the early Policy Years is likely to be lower than the premium payments paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Account Value will increase or decrease to reflect the investment performance of the Investment Accounts to which the Account Value is allocated. Also, there is no guaranteed minimum Net Cash Value. Nonetheless, AUL guarantees to keep the Policy in force during the Guarantee Period shown on the Policy Data Page of the Owner's Policy if, on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period (shown on the Policy Data Page of the Owner's Policy) multiplied by the number of Policy Months since the Policy Date. Otherwise, if the Net Cash Value is insufficient to pay the Monthly Deduction, the Policy will lapse without value after a grace period. See "Premium Payments to Prevent Lapse." If a Policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations."

Contract Benefits. Cash benefits available under a Contract include loans for up to 90 percent of the Account Value; partial surrenders, provided there is sufficient Net Cash Value; the ability to surrender the contract in full at any time for its Net Cash Value less loan interest due on the next Policy Anniversary and any surrender charges.

Death benefits include benefit payable to the beneficiary income tax free, available as a lump sum or under a variety of settlement options, either equal to the Face Amount, or equal to the Face Amount plus Account Value; flexibility to change the Death Benefit option and Face Amount.

Contract Risks. AUL intends for the Policy to satisfy the definition of a life insurance policy under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under certain circumstances, the Internal Revenue Code will treat a Policy as a Modified Endowment. AUL will monitor the Policies and will attempt to notify the Owner on a timely basis if the Owner's Policy ceases to satisfy the federal tax definition of life insurance or becomes a Modified Endowment. However, AUL is not obligated to assume the duty to undertake to give the Owner such notice or to take corrective action. AUL reserves the right to refund any premiums that may cause the Policy to become a Modified Endowment. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a Modified Endowment, see "Tax Considerations."

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Owner's policy to lapse, endangering insurance coverage. There is no guarantee that the Owner's policy will not lapse even if the Owner pays the Owner's planned premium. The Owner should review the Owner's coverage with the Owner's registered representative on a regular basis.

Withdrawal charges on full surrenders may inhibit the Owner's ability to access the Owner's Cash Value. Furthermore, making a withdrawal or taking a loan may change the Owner's policy's Face Amount and/or death benefit, reducing the Death Benefit Proceeds payable to the Owner's beneficiary. Withdrawals and loans may make the Owner's policy more susceptible to lapse.

Portfolio Company Risks. Each Investment Option invests in a corresponding Fund Portfolio. The value of each Portfolio fluctuates with the value of the investments that it holds. Returns are not guaranteed. The Owner bears the investment risk of any Investment Option that the Owner chooses. A comprehensive discussion of the risks of each Fund Portfolio may be found in the Fund's prospectus.

Purpose of the Policy. AUL designed the Policy to provide long-term insurance benefits; and, it may also provide long-term accumulation of Cash Value. The Owner should evaluate the Policy in conjunction with other insurance policies that the Owner owns, as well as the need for insurance and the Policy's long-term potential for growth. It may not be advantageous to replace existing insurance coverage with this Policy.

Right to Examine Period and Policy Exchange. For a limited time, the Owner has the right to cancel the Owner's Policy and receive a refund. See "Right to Examine Period." AUL generally allocates Net Premiums to the Fixed Account and Investment Accounts on the later of the day the "right to examine" period expires, or the date AUL receives the premium at the Corporate Office. See "Premium Allocations and Crediting."

The Owner may exchange the Policy for a paid-up whole life policy with a level Face Amount, not greater than the Policy's Face Amount, that can be purchased by the Policy's Net Cash Value. See "Exchange for Paid-Up Policy."

Portfolio Optimization Program (the "Program"). Portfolio Optimization is diversification among asset classes to help reduce volatility over the long-term. If the Owner selects a Portfolio Optimization model, the Owner's initial Premium payment will be allocated to the Investment Options according to the model the Owner selects. Subsequent Premium payments will also be allocated accordingly. The Program automatically rebalances the Owner's Contract annually, to

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maintain the asset allocation given in the Owner's Portfolio Optimization model (which may be updated annually; see below).

Generally on an annual basis all the Portfolio Optimization models are evaluated. Each model may change and Investment Options may be added to or deleted from a model as a result of the annual analysis. After the annual analysis, the Owner's model will be automatically updated to the new version. This means the Owner's allocations, and potentially the underlying Investment Options, will automatically change and the Owner's Account Value (plus any applied Credits) will be automatically rebalanced among the Investment Options in the Owner's model each year.

The Program must be chosen if the Owner elects certain riders. If the Owner elects one of these riders and later terminates the Program, the rider(s) will automatically terminate.

Owner Inquiries. If the Owner has any questions, the Owner may write or call the Corporate Office.

FEE TABLE

The following tables describe the fees and expenses that the Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that the Owner will pay at the time that the Owner buys the Policy, surrenders the Policy, or transfers cash value between Investment Options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Surrender Charge	Upon Full Surrender	Maximum of 100% of base coverage target premium(1)

Premium Taxes(2)	Upon receipt of premium	Maximum of 2.5% of premium

Sales Charge	Upon receipt of premium	Prior to 5/1/2000: Maximum of 3.5% of premium

After 5/1/2000: Maximum of 2.5% of premium

Transfer Fees	Upon transfer of accumulated value between investment Options	Maximum $25.00 per transfer in excess of 12 in a Policy Year(3)

(1) 100 percent of base coverage target premium is a maximum of $50.00 per $1,000 of Face Amount.

(2) AUL does not expect to change the premium tax charge unless the rates AUL pays change or a change in law requires AUL to do so.

(3) There is no charge currently imposed on transfers.

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The next table describes the fees and expenses that the Owner will pay periodically during the time that the Owner owns the Policy, not including Fund company fees and expenses.

Periodic Charges Other Than Fund Company Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (COI)(1)(2)(7)	Monthly beginning on Contract Date	$0.01 – $83.33 per 1,000 of net amount at risk

Representative COI(3)	Monthly beginning on Contract Date	$0.11 per 1,000 of net amount at risk

Monthly Administrative Charge(4)	Monthly beginning on Contract Date	$17.50 year 1 $10.00 year 2 and thereafter

For contracts issued prior to May 1, 2000: $30.00 year 1 $10.00 year 2 and thereafter

Mortality and Expense Risk Charge(4)	Monthly beginning on Contract Date	0.75% years 1-10 0.25% year 11 and thereafter

Loan Interest(4)	Monthly beginning on Loan Date	6% annual percentage rate

Optional Benefits(5)

Waiver of Monthly Deduction Disability (WMDD)(7)	Monthly beginning on Contract Date	19.48% of all contract charges based on insured's Attained Age

Representative WMDD(3)	Monthly beginning on Contract Date	7.04%

Last Survivor Rider(6)	No Charge

Portfolio Optimization	No Charge

Accounting Benefit Rider	No Charge

(1) Cost of insurance varies based on a number variables and therefore will vary between Policies, and may vary from Monthiversary to Monthiversary. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana, and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured.

(2) When the younger person insured by the policy reaches age 100, this charge is reduced to zero.

(3) The representative charges are that of a male, age 35, preferred non-tobacco, Policy Year one (1.)

(4) The charge does not vary based on an individual's characteristics.

(5) Subject to state availability.

(6) This rider has no specific charge, but it modifies the cost of insurance charge to reflect the mortality of the two insureds under the contract.

(7) The charge varies based on an individual's characteristics. Consult the Owner's Policy for details regarding the actual charges the Owner will pay.

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FEE TABLE (continued)

Periodic Charges Other Than Fund Company Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Guaranteed Insurability Option (GIO)(7)	Monthly beginning on Contract Date	$0 – $0.19 per 1,000 of chosen increase in Face Amount

Representative GIO(3)	Monthly beginning on Contract Date	$0.17 per 1,000 of chosen increase in Face Amount

Children's Insurance Benefit	Monthly beginning on Contract Date	$0.83 per unit of coverage

Rider (CIBR)(4)

Representative CIBR(3)	Monthly beginning on Contract Date	$0.83 per unit of coverage

Other Insured Term Rider (OIR)(7)	Monthly beginning on Contract Date	$0.01 – $83.33 per 1,000 of rider Face Amount

Representative OIR(3)	Monthly beginning on Contract Date	$0.12 per 1,000 of rider Face Amount

Same Insured Rider(SIR)(7)	Monthly beginning on Contract Date	$0.01 – $83.33 per 1,000 of rider Face Amount

Representative SIR(3)	Monthly beginning on Contract Date	$0.12 per 1,000 of rider Face Amount

Waiver of Premium Disability Benefit Rider WPD(7)	Monthly beginning on Contract Date	$0.01 – $6.55 per 100 of monthly chosen benefit

Representative WPD(3)	Monthly beginning on Contract Date	$2.78 per 100 of monthly chosen benefit

Automatic Increase Rider	No Charge

Guaranteed Death Benefit Rider	No Charge

Accelerated Death Benefit Rider	No Charge

(3) The representative charges are that of a male, age 35, preferred non-tobacco.

(4) The charge does not vary based on an individual's characteristics.

(7) The charge varies based on an individual's characteristics. Consult the Owner's Policy for details regarding the actual charges the Owner will pay.

The next table shows the minimum and maximum total operating expenses charged by the Portfolio companies that the Owner may pay periodically during the time that the Owner owns the Contract. More detail concerning each Fund company's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Company Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.79%

DEFINITIONS OF TERMS

Account Value – The Account Value is the sum of the balances in the Variable Account, the Fixed Account(s), and the Loan Account.

Attained Age – The Issue Age increased by one for each complete Policy Year.

Business Day – A day on which both the Corporate Office and the New York Stock Exchange are customarily open for business. Traditionally, in addition to federal holidays, the Corporate Office is not open for business on the day after Thanksgiving; but the Corporate Office may not be open for business on other days.

Cash Value – The Cash Value is the Account Value less the Surrender Charge.

Contract Date – The date from which Monthiversaries, Policy Years, and Policy Anniversaries are measured. Suicide and incontestability periods are also measured from the Contract Date.

Corporate Office – The Variable Products Service office at AUL's principal business office, One American Square, P.O. Box 7127, Indianapolis, Indiana 46206-7127, (800) 537-6442. www.oneamerica.com.

Death Benefit And Death Benefit Proceeds – This Policy has two (2) Death Benefit options. The Death Benefit Proceeds are the Death Benefit less any outstanding loan and loan interest, plus any benefits provided by rider.

Face Amount – The Face Amount shown on the Policy Data Page of the Policy, or as subsequently changed.

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DEFINITIONS OF TERMS (continued)

Fixed Account – An account which is part of AUL's General Account, and is not part of or dependent upon the investment performance of the Variable Account.

Funds – A diversified, open-end management investment company commonly referred to as a fund, or a Portfolio thereof.

General Account – All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

Guarantee Period – The period shown on the Policy Data Page during which the Policy will remain in force if cumulative premiums less any outstanding loan and loan interest and Partial Surrenders equal or exceed the Required Premium for the Guarantee Period. The Guarantee Period terminates on any Monthiversary that this test fails.

Insured – The Insured named on the Policy Data Page of the Policy. The Insured may or may not be the Owner. An available rider provides for coverage on the lives of two Insureds.

Investment Accounts/Investment Options – One (1) or more of the subdivisions of the Separate Account. Each Investment Account is invested in a corresponding Portfolio of a particular fund.

Issue Age – The Insured's age as of the Contract Date.

Issue Date – The date the Policy is issued.

Loan Account – A portion of the Account Value which is collateral for loan amounts.

Minimum Insurance Percentage – The minimum percentage of insurance required to qualify the Policy as life insurance under the Internal Revenue Code. A table of these amounts is on the Policy Data Page of the Owner's Policy.

Modified Endowment – A classification of policies determined under the Internal Revenue Code to be Modified Endowment contracts which affects the tax status of distributions from the Policy.

Monthiversary – The same date of each month as the Contract Date. If a Monthiversary falls on a day which is not a Valuation Date, the processing of the Monthiversary will be the next Valuation Date.

Net Cash Value – Cash Value less outstanding loans and loan interest.

Net Premium – The total premium paid reduced by premium expense charges.

Owner – The Owner named in the application for a Policy, unless changed.

Partial Surrender – A withdrawal of a portion of the Account Value.

Policy Anniversary – The same date each year as the Contract Date.

Policy Data Page – The Policy Data Page in the Owner's Policy, or the supplemental Policy Data Page most recently sent to the Owner by AUL.

Policy Year – One (1) year from the Contract Date and from each Policy Anniversary.

Portfolio – A separate investment fund in which the Separate Account invests.

Proper Notice – Notice that is received at the Corporate Office in a form acceptable to AUL.

Required Premium For The Guarantee Period – The amount that must be paid on a cumulative basis to keep this Policy in force during the Guarantee Period.

Risk Amount – The Death Benefit discounted at a guaranteed interest rate of 3 percent for one (1) month, less the Account Value; in other words, the Death Benefit divided by 1.00246627 less the Account Value.

Separate Account – AUL American Individual Variable Life Unit Trust. The Separate Account is segregated into several Investment Accounts each of which invests in a corresponding fund Portfolio.

Valuation Date – Each date on which the Investment Accounts are valued, which currently includes each Business Day.

Valuation Period – A Valuation Period begins at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account – The Separate Account.

Variable Account Value – The Account Value of this Contract that is invested in one (1) or more Investment Accounts.

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DIAGRAM OF CONTRACT

The diagram on the following pages summarizes the most important features of the Policy, such as charges, cash surrender benefits, Death Benefits, and calculation of Cash Value.

Premium Payments

•  The Owner selects a payment plan but is not required to pay premium payments according to the plan. The Owner can vary the amount and frequency.

•  The Policy's minimum initial premium payment depends on the Insured's age, sex and risk class, Initial Face Amount selected, any supplemental and/or rider benefits, and any planned periodic premiums.

•  Unplanned premium payments may be made, within limits.

•  Extra premium payments may be necessary to prevent lapse.

Deductions from Premium Payments

•  For state and local premium taxes (2.5 percent of premium payments).

•  For contracts issued prior to May 1, 2000: For sales charges (3.5 percent of each premium paid during the first ten (10) Policy years; 1.5 percent of each premium paid thereafter).

•  For contracts issued after May 1, 2000: For sales charges (2.5 percent of each premium paid).

Net Premium Payments

•  The Owner directs the allocation of Net Premium payments among the Investment Accounts of the Separate Account and the Fixed Account (effective May 1, 1999, the American Century® VP Capital Appreciation Portfolio is not available for new money deposits or transfers; effective May 1, 2004 the T. Rowe Price Mid-Cap Growth Portfolio is not available for new contracts). (See rules and limits on Net Premium payment allocations.)

•  Each Investment Account invests in a corresponding Portfolio of a Fund:

Fund	Portfolio
Alger Portfolios	Alger Large Cap Growth Portfolio Alger Small Cap Growth Portfolio

AllianceBernstein Variable Products Series Fund, Inc	AllianceBernstein VPS International Growth Portfolio AllianceBernstein VPS International Value Portfolio AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century® Variable Portfolios, Inc.	American Century® VP Capital Appreciation Fund
American Century® VP Income & Growth Fund
American Century® VP International Fund
American Century® VP Mid Cap Value Fund
American Century® VP Ultra® Fund
American Century® VP VistaSM Fund

Calvert Variable Series, Inc.	Calvert VP SRI Mid Cap Growth Portfolio

Columbia Funds Variable Insurance Trust	Columbia Variable Portfolio – Short Duration US Government Fund Columbia Variable Portfolio – Small Cap Value Fund

Dreyfus Investment Portfolios	Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio Dreyfus Investment Portfolios, Technology Growth Portfolio

Dreyfus Variable Investment Fund	Dreyfus Variable Investment Fund, Appreciation Portfolio

Fidelity® Variable Insurance Products Freedom Funds (VIP)	Fidelity® VIP Freedom Income Portfolio
Fidelity® VIP Freedom 2005 Portfolio
Fidelity® VIP Freedom 2010 Portfolio
Fidelity® VIP Freedom 2015 Portfolio
Fidelity® VIP Freedom 2020 Portfolio
Fidelity® VIP Freedom 2025 Portfolio
Fidelity® VIP Freedom 2030 Portfolio

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Fund	Portfolio
Fidelity® Variable Insurance Products	Fidelity® VIP Asset ManagerSM Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Equity-Income Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP High Income Portfolio
Fidelity® VIP Index 500 Portfolio
Fidelity® VIP Mid Cap Portfolio
Fidelity® VIP Money Market Portfolio
Fidelity® VIP Overseas Portfolio

Franklin Templeton Variable Insurance Products Trust	Franklin Small Cap Value Securities Fund Franklin Templeton VIP Founding Funds Allocation Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund

Invesco V.I. Funds Trust	Invesco Van Kampen V.I. Mid Cap Growth Fund (Formerly Invesco V.I.
Capital Development Fund)
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Growth Fund (Formerly Invesco V.I.
Dividend Growth Fund)
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Utilities Fund

Janus Aspen Series	Janus Aspen Flexible Bond Portfolio Janus Aspen Forty Portfolio Janus Aspen Overseas Portfolio Janus Aspen Perkins Mid Cap Value Portfolio Janus Aspen Worldwide Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman AMT Mid-Cap Growth Portfolio Neuberger Berman AMT Regency Portfolio Neuberger Berman AMT Short Duration Bond Portfolio Neuberger Berman Small Cap Growth Portfolio

OneAmerica Funds, Inc.	OneAmerica Asset Director Portfolio OneAmerica Investment Grade Bond Portfolio OneAmerica Money Market Portfolio OneAmerica Value Portfolio

Pioneer Variable Contracts Trust (VCT)	Pioneer Emerging Markets VCT Portfolio Pioneer Equity Income VCT Portfolio Pioneer Fund VCT Portfolio Pioneer Growth Opportunities VCT Portfolio

The Royce Funds	Royce Small-Cap Portfolio

T. Rowe Price Equity Series, Inc.	T. Rowe Price Blue Chip Growth Portfolio T. Rowe Price Equity Income Portfolio

T. Rowe Price Fixed Income Series, Inc.	T. Rowe Price Limited-Term Bond Portfolio T. Rowe Price Mid-Cap Growth Portfolio

Timothy Plan® Portfolio Variable Series	The Timothy Plan® Conservative Growth Variable The Timothy Plan® Strategic Growth Variable

Vanguard® Variable Insurance Fund	Vanguard® VIF Diversified Value Portfolio Vanguard® VIF Mid-Cap Index Portfolio Vanguard® VIF Small Company Growth Portfolio Vanguard® VIF Total Bond Market Index Portfolio

•  Not all funds are available with all contracts.

AUL credits interest on amounts allocated to the Fixed Account at a minimum guaranteed rate of 3 percent. (See rules and limits on transfers from the Fixed Account allocations).

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Deductions

From Fund Portfolios

•  The Investment Advisors of the underlying Fund Portfolios deduct Management or Advisory fees and other operating expenses from the assets of each of the individual Fund Portfolios. These fees and expenses range from 0.10 percent to 1.79 percent of the Portfolios' net assets. These fees are not deducted under the contract. They are reflected in the Portfolios' net asset values.

From Account Value

•  For contracts issued prior to May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $30.00 per month for the first Policy Year and $5.00 per month thereafter.

•  For contracts issued after May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $17.50 per month for the first Policy Year and $6.00 per month thereafter.

From Investment Accounts

•  Monthly charge at a guaranteed annual rate of 0.75 percent from the Variable Account Value during the first ten (10) Policy Years and 0.25 percent thereafter. This charge is not deducted from the Fixed Account value.

Account Value

•  Account Value is equal to Net Premiums, as adjusted each Valuation Date to reflect Investment Account investment experience, interest credited on Fixed Account value, charges deducted and other Policy transactions (such as transfers, loans and surrenders).

•  Varies from day to day. There is no minimum guaranteed Account Value. The Policy may lapse if the Net Cash Value is insufficient to cover a Monthly Deduction due.

•  Can be transferred among the Investment Account and Fixed Account. A transfer fee of $25.00 may apply if more than twelve (12) transfers are made in a Policy Year.

•  Is the starting point for calculating certain values under a Policy, such as the Cash Value, Net Cash Value and the Death Benefit used to determine Death Benefit Proceeds.

Cash Benefits

•  Loans may be taken for amounts up to 90 percent of the Account Value, less loan interest due on the next Policy Anniversary and any surrender charges.

•  Partial Surrenders generally can be made provided there is sufficient remaining Net Cash Value.

•  The policy may be surrendered in full at any time for its Net Cash Value. A surrender charge will apply during the first fifteen (15) Policy Years.

•  Settlement options are available.

•  Loans, Partial Surrenders, and Full Surrenders may have adverse tax consequences.

Death Benefits

•  May be Income Tax free to beneficiary.

•  Available as lump sum or under variety of settlement options.

•  For all policies, the minimum Face Amount of $50,000.

•  Two (2) Death Benefit options available:

  Option 1, equal to the Face Amount, and

  Option 2, equal to the Face Amount plus Account Value.

•  Flexibility to change the Death Benefit option and Face Amount.

•  Any outstanding loan and loan interest is deducted from the amount payable.

•  Supplemental and/or rider benefits may be available.

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GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE FUNDS

American United Life Insurance Company®

American United Life Insurance Company® ("AUL") has its principal offices at One American Square, Indianapolis, Indiana, 46282. AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company ("MHC").

After conversion, MHC issued voting stock to a newly-formed stock holding company, OneAmerica Financial Partners, Inc. (the "Stock Holding Company"). The Stock Holding Company may, at some future time, offer shares of its stock publicly or privately; however, MHC must always hold at least 51 percent of the voting stock of the Stock Holding Company, which in turn owns 100 percent of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock of the Stock Holding Company at this time. The Stock Holding Company issued $200 million aggregate principal amount of its 7 percent senior notes due 2033 in 2003.

AUL conducts a conventional life insurance and annuity business. At December 31, 2011, the OneAmerica Financial Partners, Inc. enterprise, in which AUL is a subsidiary, had assets of $25,970.8 million and had equity of $2,121.6 million. The principal underwriter for the Contracts is OneAmerica Securities, Inc., a wholly owned subsidiary of AUL. OneAmerica Securities, Inc. is registered as a broker-dealer with the SEC.

Separate Account

The Separate Account was established as a segregated investment account under Indiana law on July 10, 1997. It is used to support the Policies and may be used to support other variable life insurance contracts, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). AUL has established other segregated Investment Accounts, some of which also are registered with the SEC.

The Separate Account is divided into Investment Accounts. The Investment Accounts available under the Policies invest in shares of Portfolios of the Funds. The Separate Account may include other Investment Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus. The assets in the Separate Account are owned by AUL.

Income, gains and losses, realized or unrealized, of an Investment Account are credited to or charged against the Investment Account without regard to any other income, gains or losses of AUL. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the Separate Account are not chargeable with liabilities arising out of any other business of AUL. AUL is obligated to pay all benefits provided under the Policies.

The Funds

AUL has entered into agreements with the Distributors/Advisors of Alger Portfolios, AllianceBernstein Variable Products Series Fund, Inc., American Century® Variable Portfolios, Inc., Calvert Variable Series, Inc., Columbia Funds Variable Insurance Trust, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, Fidelity® Variable Insurance Products Freedom Funds, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Invesco Variable Insurance Funds , Janus Aspen Series, Neuberger Berman, Pioneer Investment Management, Inc., Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., The Timothy Plan® and The Vanguard Group, Inc., under which AUL has agreed to render certain services and to provide information about these Funds to Owners who invest in these Funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these Funds, (or from the Funds if a 12b-1 plan has been approved) ranging from zero basis points until a certain level of Fund assets have been purchased to 60 basis points on the net average aggregate deposits made.

Revenue AUL Receives

Under the agreements referred to in the immediately preceding section, AUL has agreed to render certain services and to provide information about the Funds in the preceding section to its Contract Owners and/or Participants who invest in these Funds. Further, under these agreements, AUL may directly or indirectly receive payments from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with these certain administrative, marketing and other services AUL provides and expenses AUL incurs. AUL generally receives these types of payments:

Rule 12b-1 Fees & Other Fees. By virtue of the agreements entered into between the Funds and AUL, AUL receives compensation from the Distributor/Advisor of the Funds, ranging from zero basis points until a certain level of Fund assets have been purchased to 60 basis points based on an annual service fee of average daily market value of shares owned by the Separate Account. AUL retains any such 12b-1 and any other fees it receives that are attributable to AUL's variable insurance products.

Administrative, Marketing and Support Service Fees ("Support Fees"). As noted above, an investment advisor, sub-advisor, administrator and/or distributor (or affiliates thereof) of the underlying Fund portfolios may make payments to AUL. These payments may be derived, in whole or in part, from the advisory fee deducted from the underlying Fund portfolio

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assets. Contract Owners and /or Participants, through their indirect investment in the underlying Fund Portfolios, bear the costs of these advisory fees. The amount of the payments AUL receives is based on a percentage of the assets of the particular underlying Fund Portfolios attributable to the policy and to certain other variable insurance products that AUL issues. These percentages differ and may be significant. Some advisers or sub-advisers pay AUL more than others.

Since not all Funds pay AUL the same amount of 12b-1 Fees or Support Fees, the amount of the fees received by AUL may be greater or smaller depending upon the manner in which you allocate the money that makes up your Account Value.

The investment advisors of the Funds are identified in the Summary. All of the investment advisors are registered with the SEC as investment advisors. The Funds offer their shares as investment vehicles to support variable annuity contracts. The advisors or distributors to certain of the Funds may advise and distribute other investment companies that offer their shares directly to the public, some of which have names similar to the names of the Funds in which the Investment Accounts invest. These investment companies offered to the public should not be confused with the Funds in which the Investment Accounts invest. The Funds are described in their prospectuses, which accompany this prospectus.

The Owner should consult his or her registered representative who may provide information on the Funds, as not all of them may be suitable for an Owner's investment needs. The Owner can lose money by investing in a Contract, and the underlying funds could underperform other investments. Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other Portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, AUL does not represent or assure that the investment results will be comparable to those of any other Portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the contract does not indicate performance of a similarly named Fund available through the Contract. Differences in Portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Each Fund is registered with the SEC as a diversified, open-end management investment company under the 1940 Act, although the SEC does not supervise their management or investment practices and policies. Each of the Funds comprises one or more of the Portfolios and other series that may not be available under the Policies. The investment objectives of each of the Portfolios are described below.

THE FUNDS ARE DESCRIBED IN THEIR PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. FOR MORE COMPLETE INFORMATION CONCERNING THE APPLICABLE FUND AND ITS PORTFOLIOS, PLEASE SEE THE APPLICABLE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

Fund	Investment Advisor	Objective
Alger Large Cap Growth Portfolio	The Manager	Seeks long-term capital appreciation.

Alger Small Cap Growth Portfolio	The Manager	Seeks long-term capital appreciation.

AllianceBernstein VPS International Growth Portfolio	AllianceBernstein L.P.	Seeks long-term capital growth.

AllianceBernstein VPS International Value Portfolio	AllianceBernstein L.P.	Seeks long-term capital growth.

AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein L.P.	Seeks long-term growth of capital.

American Century® VP Capital Appreciation	American Century® Investment Management, Inc.	Seeks capital growth

American Century® VP Income & Growth Fund	American Century® Investment Management, Inc.	Seeks capital growth and income as a secondary objective.

American Century® VP International Fund	American Century® Investment Management, Inc.	Seeks capital growth.

American Century® VP Mid Cap Value Fund	American Century® Investment Management, Inc.	Seeks long-term capital growth and seeks income as a secondary objective.

American Century® VP Ultra® Fund	American Century® Investment Management, Inc.	Seeks long-term capital growth.

American Century® VP VistaSM Fund	American Century® Investment Management, Inc.	Seeks long-term capital growth.

Calvert VP SRI Mid Cap Growth Portfolio	Calvert Asset Management Company, Inc.	Seeks long-term capital appreciation

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Fund	Investment Advisor	Objective
Columbia Variable Portfolio – Short Duration US Government Fund	Columbia Management Investment Advisers LLC	Seeks high level of current income and safety of principal.

Columbia Variable Portfolio – Small Cap Value Fund	Columbia Management Investment Advisers LLC	Seeks long-term capital appreciation.

Dreyfus Investment Portfolios, Small-Cap Stock Index Portfolio	The Dreyfus Corporation	Seeks to match the performance of the S&P Small Cap 600® Index.

Dreyfus Investment Portfolios, Technology Growth Portfolio	The Dreyfus Corporation	Seeks capital appreciation.

Dreyfus Variable Investment Portfolio, Appreciation Portfolio	The Dreyfus Corporation	Seeks long-term capital growth and seeks current income as a secondary objective.

Fidelity® VIP Freedom Income Portfolio	Strategic Advisers®, Inc.	Seeks high total return with a secondary objective of principal preservation.

Fidelity® VIP Freedom 2005 Portfolio	Strategic Advisers®, Inc.	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2010 Portfolio	Strategic Advisers®, Inc.	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2015 Portfolio	Strategic Advisers®, Inc.	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2020 Portfolio	Strategic Advisers®, Inc.	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2025 Portfolio	Strategic Advisers®, Inc.	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio	Strategic Advisers®, Inc.	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Asset ManagerSM Portfolio	Fidelity® Management & Research Company	Seeks to obtain high total return.

Fidelity® VIP Contrafund® Portfolio	Fidelity® Management & Research Company	Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio	Fidelity® Management & Research Company	Seeks reasonable income.

Fidelity® VIP Growth Portfolio	Fidelity® Management & Research Company	Seeks capital appreciation.

Fidelity® VIP High Income Portfolio	Fidelity® Management & Research Company	Seeks a high level of current income, while also considering growth of capital.

Fidelity® VIP Index 500 Portfolio	Fidelity® Management & Research Company	Seeks results that correspond to the total return of common stocks that comprise the S&P 500®.

Fidelity® VIP Mid-Cap Portfolio	Fidelity® Management & Research Company	Seeks long-term growth of capital.

Fidelity® VIP Money Market Portfolio	Fidelity® Management & Research Company	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity® VIP Overseas Portfolio	Fidelity® Management & Research Company	Seeks long-term capital appreciation.

Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC	Seeks long-term total return.

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Fund	Investment Advisor	Objective
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Templeton Services, LLC	Seeks capital appreciation and income as a secondary objective.

Invesco Van Kampen V.I. Mid Cap Growth Fund (Formerly Invesco V.I. Capital Development Fund)	Invesco Advisers, Inc.	Seeks long-term growth of capital

Invesco V.I. Core Equity Fund	Invesco Advisers, Inc.	Seeks growth of capital.

Invesco V.I. Diversified Dividend Growth Fund (Formerly Invesco V.I. Dividend Growth Fund)	Invesco Advisers, Inc.	Seeks current income and long-term growth of income and capital.

Invesco V.I. Global Health Care Fund	Invesco Advisers, Inc.	Seeks long-term capital growth.

Invesco V.I. Global Real Estate Fund	Invesco Advisers, Inc.	Seeks high total return.

Invesco V.I. High Yield Fund	Invesco Advisers, Inc.	Seeks a high level of current income.

Invesco V.I. International Growth Fund	Invesco Advisers, Inc.	Seeks long-term capital growth.

Invesco V.I. Utilities Fund	Invesco Advisers, Inc.	Seeks capital growth and current income.

Janus Aspen Flexible Bond Portfolio	Janus Capital Management LLC	Seeks to obtain maximum total return.

Janus Aspen Forty Portfolio	Janus Capital Management LLC	Seeks long-term growth of capital.

Janus Aspen Overseas Portfolio	Janus Capital Management LLC	Seeks long-term capital growth.

Janus Aspen Perkins Mid Cap Value Portfolio	Janus Capital Management LLC	Seeks capital appreciation.

Janus Aspen Worldwide Portfolio	Janus Capital Management LLC	Seeks long-term capital growth.

Neuberger Berman AMT Mid Cap Growth Portfolio	Neuberger Berman Management LLC	Seeks growth of capital.

Neuberger Berman AMT Regency Portfolio	Neuberger Berman Management LLC.	Seeks growth of capital.

Neuberger Berman AMT Short Duration Bond Portfolio	Neuberger Berman Management LLC	Seeks highest available income with a secondary objective of total return.

Neuberger Berman Small Cap Growth Portfolio	Neuberger Berman Management LLC	Seeks long-term capital growth.

OneAmerica Asset Director Portfolio	American United Life Insurance Company®	Seeks to provide high total return.

OneAmerica Investment Grade Bond Portfolio	American United Life Insurance Company®	Seeks a high level of income and seeks capital appreciation as a secondary objective.

OneAmerica Money Market Portfolio	American United Life Insurance Company®	Seeks to provide a level of current income.

OneAmerica Value Portfolio	American United Life Insurance Company®	Seeks long-term capital appreciation and seeks current investment income as a secondary objective.

Pioneer Emerging Markets VCT Portfolio	Pioneer Investment Management, Inc.	Seeks long-term growth of capital.

Pioneer Equity Income VCT Portfolio	Pioneer Investment Management, Inc.	Seeks current income and long-term growth of capital.

Pioneer Fund VCT Portfolio	Pioneer Investment Management, Inc.	Seeks reasonable income and capital growth.

Pioneer Growth Opportunities VCT Portfolio	Pioneer Investment Management, Inc.	Seeks capital growth.

Royce Small-Cap Fund	Royce & Associates, LLC	Seeks long-term growth of capital.

T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates	Seeks to provide long-term growth and income as a secondary objective.

T. Rowe Price Equity Income Portfolio	T. Rowe Price Associates	Seeks high current income and long-term capital growth.

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Fund	Investment Advisor	Objective
T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates	Seeks high level of current income.

T. Rowe Price Mid Cap Growth Portfolio	T. Rowe Price Associates	Seeks long-term capital appreciation.

Templeton Foreign Securities Fund	Franklin Advisory Services, LLC	Seeks long-term growth.

Templeton Global Income Securities Fund	Franklin Advisory Services, LLC	Seeks high current income.

The Timothy Plan® Conservative Growth Variable	Timothy Partners, Ltd.	Seeks long-term capital growth.

The Timothy Plan® Strategic Growth Variable	Timothy Partners, Ltd.	Seeks long-term capital growth.

Vanguard® VIF Diversified Value Portfolio	Barrow, Hanley, Mewhinney & Strauss LLC	Seeks long-term capital appreciation and income.

Vanguard® VIF Mid-Cap Index Portfolio	Vanguard® Group	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Vanguard® VIF Small Company Growth Portfolio	Granahan Investment Management, Inc. & Vanguard® Group	Seeks long-term capital appreciation.

Vanguard® VIF Total Bond Market Index Portfolio	Vanguard® Group	Seeks to track the performance of a broad, market-weighted bond index.

Voting Rights

AUL is the legal Owner of the shares of the portfolios held by the Investment Accounts of the Separate Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at regular and special meetings of the shareholders of the Funds or Portfolios on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Separate Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Portfolios in its own right, it may elect to do so.

The person having the voting interest under a Policy is the Owner. AUL or the pertinent Fund shall send to each Owner a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Portfolio's shares.

Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the Portfolios, the number of Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the accumulation units of the corresponding Investment Account attributable to a Policy on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund or Portfolio. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolio. Voting instructions may be cast in person or by proxy.

Voting rights attributable to the Contracts for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Contracts participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers it shares to any insurance company Separate Account that funds variable annuity and variable life contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for Contracts participating in the Investment Account.

Neither the Separate Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Portfolios.

If required by state insurance officials, AUL may disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, AUL may under certain circumstances disregard voting instructions that would require changes in the investment advisory contract or investment advisor of one or more of the Portfolios, provided that AUL reasonably disapproves of such changes in accordance with applicable federal regulations. If AUL ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, AUL reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

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PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Policy

AUL requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available Issue Ages are 0 through 85 on a standard basis, and 20 through 85 on a preferred non-tobacco user and tobacco user basis. Issue Age is determined based on the Insured's age as of the Contract Date. Acceptance of an application depends on AUL's underwriting rules, and AUL reserves the right to reject an application. Coverage under the Policy is effective as of the later of the date the initial premium is paid or the Issue Date.

As the Owner of the Policy, the Owner may exercise all rights provided under the Policy while the Insured is living, subject to the interests of any assignee or irrevocable beneficiary. The Insured is the Owner, unless a different Owner is named in the application. In accordance with the terms of the Policy, the Owner may in the application or by Proper Notice name a contingent Owner or a new Owner while the Insured is living. The Policy may be jointly owned by more than one Owner. The consent of all joint Owners is required for all transactions except when proper forms have been executed to allow one Owner to make changes. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Policy passes to the estate of the last surviving Owner, which then will become the Owner. A change in Owner may have tax consequences. See "Tax Considerations."

Right to Examine Period

The Owner may cancel the Owner's Policy for a refund during the Owner's "right to examine" period. This period expires ten (10) calendar days after the Owner receives the Owner's Policy (or a longer period if required by law). If the Owner decides to cancel the Policy, The Owner must return it by mail or other delivery method to the Corporate Office or to the authorized AUL representative who sold it. Immediately after mailing or delivery of the Policy to AUL, the Policy will be deemed void from the beginning. Within seven (7) calendar days after AUL receives the returned Policy, AUL will refund the greater of premiums paid or the Account Value.

Premiums

The minimum initial premium payment required depends on a number of factors, such as the Issue Age, sex and risk class of the proposed Insured, the initial Face Amount, any supplemental and/or rider benefits and the planned premium payments the Owner proposes to make. Consult an AUL representative for information about the initial premium required for the coverage the Owner desires.

The initial premium is due on or before delivery of the Policy. There will be no coverage until this premium is paid or until the Issue Date, whichever is later.

The Owner may make other premium payments at any time and in any amount, subject to the limits described in this section. The actual amount of premium payments will affect the Account Value and the period of time the Policy remains in force.

Premium payments after the initial payment must be made to the Corporate Office. Each payment must be at least equal to the minimum payment shown on the Policy Data Page in the Owner's Policy. All premiums combined may not be more than $1,000,000, unless a higher amount is agreed to by AUL.

The planned premium is the amount for which AUL will bill the Owner or, in the case of AUL's automatic premium plan (which deducts the planned premium from the Owner's checking account), the amount for which AUL will charge the Owner's account. The amount and frequency of the planned premium are shown on the Policy Data Page in the Owner's Policy. The Owner may change the amount and the frequency of the planned premium by Proper Notice. AUL reserves the right to change the planned premium to comply with AUL's rules for billing amount and frequency.

Unless otherwise indicated, premiums received in excess of planned premium will be applied as additional premium.

If the payment of any premium would cause an increase in Risk Amount because of the Minimum Insurance Percentage, AUL may require satisfactory evidence of insurability before accepting it. If AUL accepts the premium, AUL will allocate the Net Premium to the Owner's Account Value on the date of AUL's acceptance. If AUL does not accept the premium, AUL will refund it to the Owner.

If the payment of any premium would cause this Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code, AUL reserves the right to refund the amount to the Owner with interest no later than sixty (60) days after the end of the Policy Year when AUL receives the premium, but AUL assumes no obligation to do so.

If the payment of any premium would cause the Policy to become a Modified Endowment, AUL will attempt to so notify the Owner upon allocating the premium, but AUL assumes no obligation to do so. In the event that AUL notifies the Owner, consistent with the terms of the notice the Owner may choose whether the Owner wants the premium refunded to him or her. AUL reserves the right to refund any premiums that cause the Policy to become a Modified Endowment. Upon request, AUL will refund the premium, with interest, to the Owner no later than sixty (60) days after the end of the Policy Year in which AUL receives the premium.

Planned Premiums. When applying for a Policy, the Owner may select a plan for paying level premium payments semi-annually or annually. If the Owner elects, AUL will also arrange for payment of planned premiums on a monthly basis under a pre-authorized payment arrangement. The Owner is not required to pay premium payments in accordance with these plans; rather, the Owner can pay more or less than planned, or skip a planned premium entirely. (See, however, "Premium Payments to Prevent Lapse" and "Guarantee Period and Required

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Premium for the Guarantee Period." Each premium after the initial premium must be at least $50. AUL may increase this minimum ninety (90) days after AUL sends the Owner a written notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of planned premiums whenever the Owner wants by sending Proper Notice to the Corporate Office. However, AUL reserves the right to limit the amount of a premium payment or the total premium payments paid.

Premium Payments to Prevent Lapse

Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not guarantee that a Policy will not lapse. The conditions that will result in the Owner's Policy lapsing will vary depending on whether a Guarantee Period is in effect, as follows:

Grace Period. The Policy goes into default at the start of the grace period, which is a period to make a premium payment sufficient to prevent lapse. A Grace Period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. AUL will send notice of the grace period and the amount required to be paid during the grace period to the Owner's last known address. The grace period shall terminate as of the date indicated in the notice, which shall comply with any applicable state law. The Owner's Policy will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the beneficiary, although the amount paid will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. See "Amount of Death Benefit Proceeds." If the grace period premium payment has not been paid before the grace period ends, the Owner's Policy will lapse. It will have no value, and no benefits will be payable. See "Reinstatement."

A grace period also may begin if any outstanding loan and loan interest becomes excessive. See "Policy Loans."

Guarantee Period and Required Premium for the Guarantee Period. The Guarantee Period is the period shown in the Policy during which the Policy will remain in force and will not begin the grace period, if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period multiplied by the number of Policy Months since the Contract Date. If this test fails on any Monthiversary, the continuation of insurance guarantee terminates. The guarantee will not be reinstated.

The Required Premium for the Guarantee Period is shown on the Policy Data Page. If the Owner makes changes to the Policy after issue, the Required Premium for subsequent months may change. AUL will send the Owner notice of the new Required Premium. The Required Premium per $1,000 factors for the Face Amount vary by risk class, Issue Age, and sex. Additional premiums for substandard ratings and rider benefits are included in the Required Premium.

After the Guarantee Period. A grace period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. A premium sufficient to keep the Contract in force must be submitted during the grace period.

Premium Allocations and Crediting

On the Investment Option Election Form, the Owner specifies the percentage of a Net Premium to be allocated to the Investment Accounts and to the Fixed Account. The sum of the Owner's allocations must equal 100 percent, with at least 1 percent of the Net Premium payment allocated to each account selected by the Owner. All Net Premium allocations must be in whole percentages. AUL reserves the right to limit the number of Investment Accounts to which premiums may be allocated. The Owner can change the allocation percentages at any time, subject to these rules, by sending Proper Notice to the Corporate Office, by telephone if written authorization is on file with AUL or by using the Internet. The change will apply to the premium payments received with or after receipt of the Owner's notice.

The initial Net Premium generally is allocated to the Fixed Account and the Investment Accounts in accordance with AUL's allocation instructions on the later of the day the "right to examine" period expires, or the date AUL receives the premium at AUL's Corporate Office. Subsequent Net Premiums are allocated as of the end of the Valuation Period during which AUL receives the premium at AUL's Corporate Office.

AUL generally allocates all Net Premiums received prior to the Issue Date to AUL's General Account prior to the end of the "right to examine" period. AUL will credit interest daily on Net Premiums so allocated. However, AUL reserves the right to allocate Net Premiums to the Fixed Account and the Investment Accounts of the Separate Account in accordance with the Owner's allocation instructions prior to the expiration of the "right to examine" period. If the Owner exercises the Owner's right to examine the Policy and cancel it by returning it to AUL, AUL will refund to the Owner the greater of any premiums paid or the Account Value. At the end of the "right to examine" period, AUL transfers the Net Premium and interest to the Fixed Account and the Investment Accounts of the Separate Account based on the percentages the Owner has selected in the application. For purposes of determining the end of the "right to examine" period, solely as it applies to this transfer, AUL assumes that receipt of this Policy occurs five (5) calendar days after the Issue Date.

Premium payments requiring satisfactory evidence of insurability will not be credited to the Policy until underwriting has been completed and the premium payment has been accepted. If the additional premium payment is rejected, AUL will return the premium payment immediately, without any adjustment for investment experience.

Transfer Privilege

The Owner may transfer amounts between the Fixed Account and Investment Accounts or among Investment Accounts at any time after the "right to examine" period.

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There currently is no minimum transfer amount, although AUL reserves the right to require a $100 minimum transfer. AUL must transfer the minimum amount, or, if less, the entire amount in the account from which the Owner is transferring each time a transfer is made. If after the transfer the amount remaining in any account is less than $25, AUL has the right to transfer the entire amount. Any applicable transfer charge will be assessed. The charge will be deducted from the account(s) from which the transfer is made on a pro rata basis.

Transfers are made such that the Account Value on the date of transfer will not be affected by the transfer, except for the deduction of any transfer charge. AUL reserves the right to limit the number of transfers to twelve (12) per year, or to restrict transfers from being made on consecutive Valuation Dates.

If AUL determines that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, AUL may restrict the rights of certain Owners. AUL also reserves the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

The first twelve (12) transfers during each Policy Year are free. Any unused free transfers do not carry over to the next Policy Year. AUL reserves the right to assess a $25 charge for the thirteenth (13th) and each subsequent transfer during a Policy Year. For the purpose of assessing the charge, each request (internet or telephone request described below) is considered to be one (1) transfer, regardless of the number of Investment Accounts or the Fixed Account affected by the transfer. The charge will be deducted from the Investment Account(s) from which the transfers are made.

Unless AUL restricts the right of an Owner to transfer Funds as stated above, there is no limit on the number of transfers that can be made between Investment Accounts or to the Fixed Account. There is a limit on the amount transferred from the Fixed Account each Policy Year. See "Transfers from Fixed Account" for restrictions.

Telephone and Internet Transfers. Telephone transfers will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to AUL. Transfers initiated via AUL's Internet site Account Services, AUL.com, will be processed as a result of authorization given by the user accessing the site. AUL reserves the right to suspend telephone or internet transfer privileges at any time, for any reason, if AUL deems such suspension to be in the best interests of Owners. AUL will employ reasonable procedures to confirm that instructions communicated by telephone or via the Internet are genuine, and if AUL follows those procedures, AUL will not be liable for any losses due to unauthorized or fraudulent instructions. AUL may be liable for such losses if AUL does not follow those reasonable procedures. The procedures AUL will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Abusive Trading Practices

Late Trading. Some investors attempt to profit from trading in funds after the close of the market, but before the fund has actually been priced. Because the market has closed, these investors have actual knowledge of the price of the securities prior to its calculation. They are, therefore, executing trades in the funds with information that is not readily available to the market, thereby benefiting financially to the detriment of other shareholders.

AUL prohibits late trading in its Portfolios. The administrator of the Separate Accounts of AUL dates and time stamps all trades from whatever source and allows only those trades received prior to the close of the market to receive that day's share value. All trades received after this point will receive the next day's calculated share value.

Market Timing. Some investors attempt to profit from various short-term or frequent trading strategies commonly known as market timing. Excessive purchases and redemptions disrupt underlying portfolio management, hurt underlying fund performance and drive underlying fund expenses higher. These costs are borne by all Owners, including long-term investors who do not generate these costs.

AUL discourages market timing and excessive trading. If the Owner intends to engage in such practices, do not invest in the Variable Account. AUL reserves the right to reject any request to purchase units which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners, or a financial advisor with discretionary trading authority for multiple accounts).

AUL does not always know and cannot always reasonably detect such trading. AUL's policies and procedures only address market timing after the fact and are not prophylactic measures; they will only prevent market timing going forward once discovered. AUL has entered into agreements, pursuant to SEC Rule 22c-2, with all Funds offered under the Contract. The agreements require AUL to provide requested transaction detail to the Funds in order for the Funds to monitor market timing according to each Fund's respective policy. Once a possible abuse is flagged, AUL may restrict trading to the extent permitted under applicable laws and the Contract.

Generally, the Owner's trading history is reviewed to confirm if the trading activity is indeed abusive. This procedure is enforced against all Owners consistently.

If it is determined that the Owner's trading activity violates any Fund's trading policy, then the Owner shall be notified of restrictions on their account. The Owner's access to internet and interactive voice response trades are turned off and they are limited to a specific number of trades per month, as determined by AUL or the respective Funds. AUL will not enter into any agreement with any individual, corporation, plan or

18

other entity that would permit such activity for that entity while discouraging it for other Owners.

Some Funds may charge a redemption fee for short term-trading in their Fund. Furthermore, as stated above, the Funds monitor trading at the omnibus level and enforce their own policies and procedures based on their respective policy. AUL will cooperate and may share Participant-level trading information with the Funds to the extent necessary to assist in the enforcement of these policies. Please consult the Funds' prospectuses for more details.

Dollar Cost Averaging Program

The Dollar Cost Averaging, ("DCA") Program, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis, specified dollar amounts from the OneAmerica Money Market Investment Account ("MMIA") to other Investment Accounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, the Owner may be less susceptible to the impact of market fluctuations. However, participation in the DCA Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

The Owner specifies the fixed dollar amount to be transferred automatically from the MMIA. At the time that the Owner elects the DCA Program, the Account Value in the MMIA from which transfers will be made must be at least $2,000.

The Owner may elect this DCA Program at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing and returning the election form. Transfers made under the DCA Program will commence on the Monthiversary on or next following the election.

Once elected, transfers from the MMIA will be processed until the value of the Investment Account is completely depleted, or the Owner sends AUL Proper Notice instructing AUL to cancel the transfers.

Currently, transfers made under the DCA Program will not be subject to any transfer charge and will not count against the number of free transfers permitted in a Policy Year. AUL reserves the right to impose a $25 transfer charge for each transfer effected under a DCA Program. AUL also reserves the right to alter the terms or suspend or eliminate the availability of the Ongoing Dollar Cost Averaging Program at any time.

Portfolio Rebalancing Program

The Owner may elect to have the accumulated balance of each Investment Account redistributed to equal a specified percentage of the Variable Account. This will be done on a quarterly or annual basis from the Monthiversary on which the Portfolio Rebalancing Program commences. If elected, this plan automatically adjusts the Owner's Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the free transfers permitted each Policy Year. If the DCA Program has been elected, the Portfolio Rebalancing Program will not commence until the Monthiversary following the termination of the DCA Program.

The Owner may elect this Portfolio Rebalancing Program at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing the election form and returning it to AUL. Modification of new money allocations will not, by itself, modify the Portfolio Rebalancing allocations.

Portfolio rebalancing will terminate when the Owner requests any transfer (which includes a loan transaction) or the day AUL receives Proper Notice instructing AUL to cancel the Portfolio Rebalancing Program. Portfolio Rebalancing is not available if the Owner chooses the Program, as annual rebalancing is independently a part of that Program.

AUL does not currently charge for this Portfolio Rebalancing Program. AUL reserves the right to alter the terms or suspend or eliminate the availability of Portfolio rebalancing at any time.

Portfolio Optimization Program

The Program

Portfolio Optimization is an asset allocation program offered at no additional charge for use within this variable annuity. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For the Owner's variable Annuity, Portfolio Optimization can help with decisions about how the Owner should allocate the Owner's Account Value among available Investment Options. The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the Program, several asset allocation models ("Portfolio Optimization Models" or "Models") have been developed by Ibbotson Associates, which is an independent entity unrelated to AUL, each based on different profiles of an investor's willingness to accept investment risk. If the Owner decides to subscribe to the Program and select one (1) of the Portfolio Optimization Models, the Owner's initial Premium payment (in the case of a new application) or Account Value, as applicable, will be allocated to the Investment Options according to the Model the Owner selects. Subsequent Premium payments, if allowed under the Owner's Contract, will also be allocated accordingly.

On a periodic basis (typically annually), the Portfolio Optimization Models are evaluated and the Models are updated by Ibbotson Associates. If the Owner subscribes to Portfolio Optimization, the Owner's Account Value will automatically be reallocated in accordance with the Model the Owner selects as it is updated from time to time.

The Portfolio Optimization Models

Up to five (5) asset allocation models may be offered, each comprised of a carefully selected combination of Funds.

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Development of the Portfolio Optimization models is conducted by Ibbotson Associates. Investment Options are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a Model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic Updates of the Portfolio Optimization Model and Notices of Updates

Each of the Portfolio Optimization Models are evaluated periodically (generally, annually) by Ibbotson Associates to assess whether the combination of Investment Options within each Model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of the periodic analysis, each Model may change and Investment Options may be added to a Model (including Investment Options not currently available), or Investment Options may be deleted from a Model.

When the Owner's Portfolio Optimization Model is updated, the Owner's Account Value (and subsequent Premiums, if applicable) will be reallocated in accordance with any changes to the Model the Owner has selected. This means the allocation of the Owner's Account Value, and potentially the Investment Options, in which the Owner is invested, will automatically change and the Owner's Account Value (and subsequent Premiums, if applicable) will be automatically reallocated among the Investment Options in the Owner's updated Model.

When the Portfolio Optimization Models are updated, written notice of the updated Models will be sent to the Owner at least thirty (30) days in advance of the date that the updated version of the Model is to be effective. The Owner should carefully review these notices. If the Owner wishes to accept the changes in the Owner's selected Model, the Owner will not need to take any action, as the Owner's Account Value (or subsequent Premiums, if applicable) will be reallocated in accordance with the updated Model automatically. If the Owner does not wish to accept the changes to the Owner's selected Model, the Owner can change to a different Model or withdraw from the Program. Some of the riders available under the Contract require the Owner to participate in a specific asset allocation service. If the Owner purchased any of these riders, such riders will terminate if the Owner withdraws from Portfolio Optimization or allocates any portion of the Owner's subsequent Premiums or Account Value to an Investment Option that is not currently allowed with the rider (as more fully described in each rider).

Selecting a Portfolio Optimization Model

If the Owner chooses to subscribe to the Program, the Owner must determine which Portfolio Optimization Model is best for the Owner. AUL will not make this decision. The Owner should consult with his or her registered representative on this decision. The Owner's registered representative can help the Owner determine which Model is best suited to his or her financial needs, investment time horizon, and willingness to accept investment risk. The Owner should periodically review these factors with his or her registered representative to determine if the Owner should change Models to keep up with changes in the Owner's personal circumstances. The Owner's registered representative can assist the Owner in completing the proper forms to subscribe to the Program or to change to a different Model. The Owner may, in consultation with his or her registered representative, utilize analytical tools made available by AUL, including an investor profile questionnaire, which asks questions intended to help the Owner or his or her registered representative assess his or her financial needs, investment time horizon, and willingness to accept investment risk. It is the Owner's decision, in consultation with the Owner's registered representative, to select a Model or to change to a different Model, and AUL bears no responsibility for this decision. The Owner may change to a different Model at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with AUL.

Quarterly Reports

If the Owner selects a Portfolio Optimization Model, the Owner will be sent a quarterly report that provides information about the Investment Options within the Owner's selected Model, in addition to or as part of the Owner's usual quarterly statement.

Risks

Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or that investment results will not experience volatility. Investment performance of the Owner's Account Value could be better or worse by participating in a Portfolio Optimization Model than if the Owner had not participated. A Model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying Portfolios). The timing of the Owner's investment and the rebalancing may affect performance. The Owner's Account Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A Portfolio Optimization Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.

Periodic updating of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These

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expenses can adversely affect performance of the pertinent Portfolios and the Models.

As advisor to OneAmerica Funds, Inc., AUL monitors performance of the OneAmerica Funds portfolios, and may, from time to time, recommend to the Fund's Board of Directors a change in portfolio management firm or strategy or the closure or merger of a Portfolio, all of which could impact a Model if one or more of the OneAmerica Funds portfolios is a part of one or more Models. All Fund Portfolios are analyzed by the Ibbotson Associates. AUL does not dictate to Ibbotson Associates the number of Portfolios in a Model, the percent that any Portfolio represents in a Model, or which Portfolios may be selected (other than to require exclusion of any Portfolio that is expected to be liquidated, merged into another Portfolio, or otherwise closed). AUL believes AUL's reliance on the work of Ibbotson Associates to develop and update the Models (as described above) reduces or eliminates the potential for AUL to be influenced by these competing interests, but there can be no assurance of this.

The Owner may change the Owner's model selection at any time with Proper Notice. The Owner should consult with the Owner's registered representative to assist the Owner in determining which model is best suited to the Owner's financial needs, investment time horizon, and is consistent with the Owner's risk comfort level. The Owner should periodically review those factors to determine if the Owner needs to change models to reflect such changes. The Owner's registered representative can assist the Owner in completing the proper forms to enroll in Portfolio Optimization. Newly issued Contracts may require participation in the Program.

AUL is under no contractual obligation to continue this service and has the right to terminate or change the Program at any time.

FIXED ACCOUNT

Summary of the Fixed Account

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Owner may allocate some or all of the Net Premiums and transfer some or all of the Variable Account Value to the Fixed Account, which is part of AUL's General Account and pays interest at declared rates (subject to a minimum interest rate AUL guarantees to be 3 percent).

AUL's General Account supports AUL's insurance and annuity obligations.

The portion of the Account Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of AUL's General Account, AUL benefits from investment gain and assumes the risk of investment loss on this amount. All assets in the General Account are subject to AUL's general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed by AUL to be at least equal to a minimum effective annual rate of 3 percent ("Guaranteed Rate"). AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Policies for a period of at least one year. AUL reserves the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. AUL bears the investment risk for Owner's Fixed Account values and for paying interest at the Current Rate on amounts allocated to the Fixed Account.

Calculation of the Fixed Account Value

Fixed Account value at any time is equal to amounts allocated or transferred to the Fixed Account, plus interest credited minus amounts deducted, transferred, or surrendered from the Fixed Account.

Transfers from the Fixed Account

The amount transferred from the Fixed Account in any Policy Year may not exceed 20 percent of the amount in the Fixed Account at the beginning of the Policy Year, less any Partial Surrenders made from the Fixed Account since that date, unless the balance after the transfer is less than $25, in which case AUL reserves the right to transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any surrender, Partial Surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Proper Notice for the partial or full surrender or transfer. In this case, interest on Fixed Account assets will continue to accrue at the then-current rates of interest.

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CHARGES AND DEDUCTIONS

Premium Expense Charges

Premium Tax Charge. A 2.5 percent charge for state and local premium taxes and related administrative expenses is deducted from each premium payment. The state and local premium tax charge reimburses AUL for premium taxes and related administrative expenses associated with the Policies. AUL expects to pay an average state and local premium tax rate (including related administrative expenses) of approximately 2.5 percent of premium payments for all states, although such tax rates range from 0 percent to 3.5 percent. This charge may be more or less than the amount actually assessed by the state in which a particular Owner lives.

Sales Charge. AUL deducts a sales charge from each premium payment. The sales charge for contracts issued after May 1, 2000 is currently 2.5 percent of each premium paid.

Monthly Deduction

AUL will deduct Monthly Deductions on the Contract Date and on each Monthiversary. Monthly Deductions due on the Contract Date and any Monthiversaries prior to the Issue Date are deducted on the Issue Date. The Owner's Contract Date is the date used to determine the Owner's Monthiversary. The Monthly Deduction consists of (1) cost of insurance charge, (2) monthly administrative charge, and (3) any charges for rider benefits, as described below. The Monthly Deduction is deducted from the Variable Account (and each Investment Account) and Fixed Account pro rata on the basis of the portion of Account Value in each account.

Cost of Insurance Charge. This charge compensates AUL for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary between Policies and from Monthiversary to Monthiversary. The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than the 1980 Commissioners Standard Ordinary Non-Smoker and Smoker Mortality Tables (the "1980 CSO Tables") (and where unisex cost of insurance rates apply, the 1980 CSO-C Tables). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana, and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured. As of the date of this Prospectus, AUL charges "current rates" that are generally lower (i.e., less expensive) than the guaranteed rates, and AUL may also charge current rates in the future. The current rates may also vary with the Attained Age, gender, where permissible, duration of each Face Amount segment, Policy size and underwriting class of the Insured. For any Policy, the cost of insurance on a Monthiversary is calculated by multiplying the current cost of insurance rate for the Insured by the Risk Amount for that Monthiversary. The Risk Amount on a Monthiversary is the difference between the Death Benefit divided by 1.00246627 and the Account Value.

The cost of insurance charge for each Face Amount segment will be determined on each Monthiversary. AUL currently places Insureds in the following classes, based on underwriting: Standard Tobacco User, Standard Non-Tobacco User, Preferred Tobacco User, Preferred Non-Tobacco User. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes. Standard Non-Tobacco User rates are available for Issue Ages 0-85. Preferred Non-Tobacco and Preferred Tobacco User rates are available for Issue Ages 20-85. The guaranteed maximum cost of insurance rate is set forth on the Policy Data Page of the Owner's Policy.

AUL places the Insured in a risk class when the Policy is given underwriting approval, based on AUL's underwriting of the application. When an increase in Face Amount is requested, AUL conducts underwriting before approving the increase (except as noted below), and a separate risk class may apply to the increase. If the risk class for the increase has higher guaranteed cost of insurance rates than the existing class, the higher guaranteed rates will apply only to the increase in Face Amount, and the existing risk class will continue to apply to the existing Face Amount. If the risk class for the increase has lower guaranteed cost of insurance rates than the existing class, the lower guaranteed rates will apply to both the increase and the existing Face Amount.

Monthly Administrative Charge. The monthly administrative charge is a level monthly charge. For Contracts issued after May 1, 2000, the charge is currently $17.50 during the first Policy Year, and $6 thereafter, which applies in all years. It is guaranteed not to exceed $10 after the first Policy Year. This charge reimburses AUL for expenses incurred in the administration of the Policies and the Separate Account. Such expenses include, but are not limited to: underwriting and issuing the Policy, confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing and all accounting, valuation, regulatory and updating requirements.

Cost of Additional Benefits Provided by Riders. The cost of additional benefits provided by riders is charged to the Account Value on the Monthiversary.

Mortality and Expense Risk Charge

AUL deducts this monthly charge from the Variable Account Value pro rata based on the amounts in each account. The

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current charge is at an annual rate of 0.75 percent of Variable Account Value during the first ten (10) Policy Years, and 0.25 percent thereafter, and is guaranteed not to increase for the duration of a Policy. AUL may realize a profit from this charge.

The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. AUL also assumes the mortality risk associated with guaranteeing the Death Benefit during the Guarantee Period. The expense risk AUL assumes is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the monthly administrative charges assessed against the Policies.

Surrender Charge

During the first fifteen Policy Years, a surrender charge will be deducted from the Account Value if the Policy is completely surrendered for cash. The total surrender charge will not exceed the maximum surrender charge set forth in the Policy. The surrender charge is equivalent to 100 percent of the base coverage target premium for Policy Years one (1) through five (5), reducing thereafter by 10 percent annually through Policy Year fifteen (15). The "base coverage target premium" is the target premium associated with the base coverage of the Policy only, not including any riders or benefits.

Partial Surrenders are limited to the Cash Value of the Policy; therefore, there is no surrender charge assessed on Partial Surrenders. Any surrender in excess of Cash Value will constitute a complete surrender and the above surrender charge will apply.

Increases in Face Amount will begin a new surrender charge period for that coverage amount. Decreases in Face Amount will not reduce the surrender charge.

The surrender charge for a reinstated Policy will be based on the number of Policy Years from the original Contract Date. For purposes of determining the surrender charge on any date after reinstatement, the period the Policy was lapsed will be credited to the total Policy period.

The table below shows the surrender charge (which is a percentage of target premium) deducted if the Policy is completely surrendered during the first fifteen (15) Policy Years.

Table of Surrender Charges

Policy Year	Percentage of Premium
1	100%
2	100%
3	100%
4	100%
5	100%

Table of Surrender Charges

Policy Year	Percentage of Premium
6	90%
7	80%
8	70%
9	60%
10	50%
11	40%
12	30%
13	20%
14	10%
15	0%

Taxes

AUL does not currently assess a charge for any taxes other than state premium taxes incurred as a result of the establishment, maintenance, or operation of the Investment Accounts of the Separate Account. AUL reserves the right, however, to assess a charge for such taxes against the Investment Accounts if AUL determines that such taxes will be incurred.

Special Uses

AUL may agree to reduce or waive the surrender charge or the Monthly Deduction, or credit additional amounts under the Policies in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Owner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

In addition, AUL may agree to reduce or waive some or all of these charges and/or credit additional amounts under the Policies for those Policies sold to persons who meet criteria established by AUL, who may include current and retired officers, directors and employees of AUL and AUL's affiliates. AUL may also agree to waive minimum premium requirements for such persons.

AUL will only reduce or waive such charges or credit additional amounts on any Policies where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. AUL reserves the right to terminate waiver/reduced charge and crediting programs at any time, including those for previously issued Policies.

Fund Expenses

Each Investment Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and are described in the Funds' prospectuses.

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HOW THE OWNER'S ACCOUNT VALUES VARY

There is no minimum guaranteed Account Value, Cash Value or Net Cash Value. These values will vary with the investment performance of the Investment Accounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Account Value. If the Net Cash Value on a Monthiversary is less than the amount of the Monthly Deduction to be deducted on that date and the Guarantee Period is not then in effect, the Policy will be in default and a grace period will begin. See "Premium Payments to Prevent Lapse."

Determining the Account Value

On the Contract Date, the Account Value is equal to the initial Net Premium less the Monthly Deductions deducted as of the Contract Date. On each Valuation Day thereafter, the Account Value is the aggregate of the Variable Account value, the Fixed Account value, and the Loan Account value. Account Value may be significantly affected on days when the New York Stock Exchange is open for trading but AUL is closed for business, and the Owner will not have access to Cash Value on those days. The Account Value will vary to reflect the performance of the Investment Accounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, interest credited on amounts in the Loan Account, charges, transfers, Partial Surrenders, loans and loan repayments.

Variable Account Value. When the Owner allocates an amount to an Investment Account, either by Net Premium payment allocation or by transfer, the Owner's Policy is credited with accumulation units in that Investment Account. The number of accumulation units credited is determined by dividing the amount allocated to the Investment Account by the Investment Account's accumulation unit value at the end of the Valuation Period during which the allocation is effected. The Variable Account value of the Policy equals the sum, for all Investment Accounts, of the accumulation units credited to an Investment Account multiplied by that Investment Account's accumulation unit value.

The number of Investment Account accumulation units credited to the Owner's Policy will increase when Net Premium payments are allocated to the Investment Account and when amounts are transferred to the Investment Account. The number of Investment Account accumulation units credited to a Policy will decrease when the allocated portion of the Monthly Deduction and mortality and expense charge are taken from the Investment Account, a loan is made, an amount is transferred from the Investment Account, or a Partial Surrender is taken from the Investment Account.

Accumulation Unit Values. An Investment Account's accumulation unit value is determined on each Valuation Date and varies to reflect the investment experience of the underlying Portfolio. It may increase, decrease, or remain the same from Valuation Period to Valuation Period. The accumulation unit value for the money market Investment Accounts were initially set at one dollar ($1), and the accumulation unit value for each of the other Investment Accounts was arbitrarily set at five dollars ($5) when each Investment Account was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for an Investment Account for the prior Valuation Period by the net investment factor for the Investment Account for the current Valuation Period.

Net Investment Factor. The net investment factor is used to measure the investment performance of an Investment Account from one (1) Valuation Period to the next. For any Investment Account, the net investment factor for a Valuation Period is determined by dividing (a) by (b), where:

(a) is equal to:

1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the current Valuation Period; plus

2. the per share amount of any dividend or capital gain distribution paid by the Portfolio during the Valuation Period; plus

3. the per share credit or charge with respect to taxes, if any, paid or reserved for by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account; and

(b) is equal to:

1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the preceding Valuation Period; plus

2. the per share credit or charge for any taxes reserved for the immediately preceding Valuation Period.

Fixed Account Value. On any Valuation Date, the Fixed Account value of a Policy is the total of all Net Premium payments allocated to the Fixed Account, plus any amounts transferred to the Fixed Account, plus interest credited on such Net Premium payments and amounts transferred, less the amount of any transfers from the Fixed Account, less the amount of any Partial Surrenders taken from the Fixed Account, and less the pro rata portion of the Monthly Deduction charged against the Fixed Account.

Loan Account Value. On any Valuation Date, if there have been any Policy loans, the Loan Account value is equal to amounts transferred to the Loan Account from the Investment Accounts and from the Fixed Account as collateral for Policy loans and for due and unpaid loan interest, less amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account as outstanding loans and loan interest are repaid, and plus interest credited to the Loan Account.

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Cash Value and Net Cash Value

The Cash Value on a Valuation Date is the Account Value less any applicable surrender charges. The Net Cash Value on a Valuation Date is the Cash Value reduced by any outstanding loans and loan interest. Net Cash Value is used to determine whether a grace period starts. See "Premium Payments to Prevent Lapse." It is also the amount that is available upon full surrender of the Policy. See "Surrendering the Policy for Net Cash Value."

DEATH BENEFIT AND CHANGES IN FACE AMOUNT

As long as the Policy remains in force, AUL will pay the Death Benefit Proceeds upon receipt at the Corporate Office of satisfactory proof of the Insured's death. AUL may require return of the Policy. The Death Benefit Proceeds may be paid in a lump sum, generally within seven (7) calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid"), or in any other way agreeable to the Owner and AUL. Before the Insured dies, the Owner may choose how the proceeds are to be paid. If the Owner has not made a choice before the Insured dies, the beneficiary may choose how the proceeds are paid. The Death Benefit Proceeds will be paid to the beneficiary. See "Selecting and Changing the Beneficiary." Coverage is effective on the later of the date the initial premium is paid or the Issue Date.

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the sum of the Death Benefit in force as of the end of the Valuation Period during which death occurs, plus any rider benefits, minus any outstanding loan and loan interest on that date. If the date of death occurs during a grace period, the Death Benefit will still be payable to the beneficiary, although the amount will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Changes in the Policy or Benefits."

If part or all of the Death Benefit Proceeds is paid in one sum, AUL will pay interest on this sum if required by applicable state law from the date of the Insured's death to the date of payment.

Death Benefit Options

The Owner may choose one of two Death Benefit options. Under Option 1, the Death Benefit is the greater of the Face Amount or the Applicable Percentage (as described below) of Account Value on the date of the Insured's death. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Account Value on the date of death, or the Applicable Percentage of the Account Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option 1, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option 2, the Death Benefit will vary directly with the investment performance of the Account Value. To see how and when investment performance may begin to affect the Death Benefit, see "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments."

Applicable Percentages of Account Value

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age		Percentage
0-40	250%	50	185%	60	130%	70		115%
41	243%	51	178%	61	128%	71		113%
42	236%	52	171%	62	126%	72		111%
43	229%	53	164%	63	124%	73		109%
44	222%	54	157%	64	122%	74		107%
45	215%	55	150%	65	120%	75-90		105%
46	209%	56	146%	66	119%	91		104%
47	203%	57	142%	67	118%	92		103%
48	197%	58	138%	68	117%	93		102%
49	191%	59	134%	69	116%	94		101%
						95	+	100%

Initial Face Amount and Death Benefit Option

The initial Face Amount is set at the time the Policy is issued. The Owner may change the Face Amount from time to time, as discussed below. The Owner selects the Death Benefit option when the Owner applies for the Policy. The Owner also may change the Death Benefit option, as discussed below. AUL reserves the right, however, to decline any change which might disqualify the Policy as life insurance under federal tax law.

Changes in Death Benefit Option

Beginning one (1) year after the Contract Date, as long as the Policy is not in the grace period, the Owner may change the Death Benefit option on the Owner's Policy subject to the following rules. If the Owner requests a change from Death Benefit Option Two (2) to Death Benefit Option One (1), the Face Amount will be increased by the amount of the Account

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Value on the date of change. The change will be effective on the Monthiversary following AUL's receipt of Proper Notice.

If the Owner requests a change from Death Benefit Option One (1) to Death Benefit Option Two (2), the Face Amount will be decreased by the amount of the Account Value on the date of change. AUL may require satisfactory evidence of insurability. The change will be effective on the Monthiversary following AUL's approval of the change. AUL will not permit a change which would decrease the Face Amount below $50,000.

Changes in Face Amount

Beginning one (1) year after the Contract Date, as long as the Policy is not in the grace period, the Owner may request a change in the Face Amount. If a change in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify the Owner's Policy as a life insurance contract, AUL will refund, after the next Monthiversary, the amount of such excess above the premium limitations. Changes in Face Amount may cause the Policy to be treated as a Modified Endowment for federal tax purposes.

AUL reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitations under current tax law would result in immediate termination of the Policy, payments would have to be made from the Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Value under the Policy.

Increases in Face Amount will begin a new surrender charge period for that coverage amount. Decreases in Face Amount will not reduce the surrender charge.

The Face Amount after any decrease must be at least $50,000. A decrease in Face Amount will become effective on the Monthiversary that next follows receipt of Proper Notice of a request.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. If the Owner has made any increases to the Face Amount, the decrease will first be applied to reduce those increases, starting with the most recent increase. The decrease will not cause a decrease in either the Required Premium for the Guarantee Period or the surrender charge.

Any increase in the Face Amount must be at least $5,000 (unless otherwise provided by rider), and an application must be submitted. AUL reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by AUL from time to time. A change in planned premiums may be advisable. If the Policy is within the Guarantee Period on the effective date of the increase, Required Premiums will be increased accordingly. See "Premiums." The increase in Face Amount will become effective on the Monthiversary on or next following AUL's approval of the increase.

For purposes of calculating cost of insurance charges, any Face Amount decrease will be used to reduce any previous Face Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Face Amount increases have been reduced, it will be used to reduce the initial Face Amount.

Selecting and Changing the Beneficiary

The Owner selects the beneficiary in the Owner's application. The Owner may select more than one beneficiary. The Owner may later change the beneficiary in accordance with the terms of the Policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the Death Benefit Proceeds under the Policy. If the Insured dies and there is no surviving beneficiary, the Owner (or the Owner's estate if the Owner is the Insured) will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's written consent must be obtained to change the beneficiary.

CASH BENEFITS

Policy Loans

Prior to the death of the Insured, the Owner may borrow against the Owner's Policy by submitting Proper Notice to the Corporate Office at any time after the end of the "right to examine" period while the Policy is not in the grace period. The Policy is assigned to AUL as the sole security for the loan. The minimum amount of a new loan is $500. The maximum amount of a new loan is:

1.  90 percent of the Account Value; less

2.  any loan interest due on the next Policy Anniversary; less

3.  any applicable surrender charges; less

4.  any existing loans and accrued loan interest.

Outstanding loans reduce the amount available for new loans. Policy loans will be processed as of the date the Owner's written request is received. Loan proceeds generally will be sent to the Owner within seven (7) calendar days. See "When Proceeds Are Paid."

Interest. AUL will charge interest on any outstanding loan at an annual rate of 6 percent. Interest is due and payable on each Policy Anniversary while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the loan.

Loan Collateral. When a Policy loan is made, an amount sufficient to secure the loan is transferred out of the Investment Accounts and the Fixed Account and into the Policy's Loan Account. Thus, a loan will have no immediate effect on the

26

Account Value, but the Net Cash Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Investment Accounts from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Investment Account and from the Fixed Account in the same proportion that the Account Value in each Investment Account and the Fixed Account bears to the total Account Value in those accounts on the date that the loan is made. Due and unpaid interest will be transferred each Policy Anniversary from each Investment Account and the Fixed Account to the Loan Account in the same proportion that each Investment Account value and the Fixed Account bears to the total unloaned Account Value. The amount AUL transfers will be the amount by which the interest due exceeds the interest which has been credited on the Loan Account.

The Loan Account will be credited with interest daily at an effective annual rate of not less than 4 percent. Any interest credited in excess of the minimum guaranteed rate is not guaranteed.

Loan Repayment; Effect if Not Repaid. The Owner may repay all or part of the Owner's loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Corporate Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium, unless the premium would cause the Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code. Loan repayments, unlike premium payments, are not subject to premium expense charges. When a loan repayment is made, Account Value in the Loan Account in an amount equivalent to the repayment is transferred from the Loan Account to the Investment Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Account Value, but the Net Cash Value will be increased immediately by the amount of the loan repayment. Loan repayment amounts will be transferred to the Investment Accounts and the Fixed Account according to the premium allocation instructions in effect at that time.

If the Death Benefit becomes payable while a loan is outstanding, any outstanding loan and loan interest will be deducted in calculating the Death Benefit Proceeds. See "Amount of Death Benefit Proceeds."

If the Monthly Deduction exceeds the Net Cash Value on any Monthiversary when the Guarantee Period is not in force, the Policy will be in default. The Owner will be sent notice of the default. The Owner will have a grace period within which the Owner may submit a sufficient payment to avoid termination of coverage under the Policy. The notice will specify the amount that must be repaid to prevent termination. See "Premium Payments to Prevent Lapse."

Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy values because the investment results of the Investment Accounts of the Separate Account and current interest rates credited on Account Value in the Fixed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Accounts while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Investment Accounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "Tax Considerations" for a discussion of the tax treatment of Policy loans, and the adverse tax consequences if a Policy lapses with loans outstanding. In particular, if the Owner's Policy is a Modified Endowment, loans may be currently taxable and subject to a 10 percent penalty tax.

Surrendering the Policy for Net Cash Value

The Owner may surrender the Owner's Policy at any time for its Net Cash Value by submitting Proper Notice to AUL. AUL may require return of the Policy. A surrender charge may apply. See "Surrender Charge." A surrender request will be processed as of the date the Owner's written request and all required documents are received. Payment will generally be made within seven (7) calendar days. See "When Proceeds are Paid." The Net Cash Value may be taken in one lump sum or it may be applied to a settlement option. See "Settlement Options." The Policy will terminate and cease to be in force if it is surrendered for one lump sum or applied to a settlement option. It cannot later be reinstated. Surrenders may have adverse tax consequences. See "Tax Considerations."

Partial Surrenders

The Owner may make Partial Surrenders under the Owner's Policy of at least $500 at any time after the end of the "right to examine" period by submitting Proper Notice to AUL. As of the date AUL receives Proper Notice for a Partial Surrender, the Account Value and, therefore, the Cash Value will be reduced by the Partial Surrender.

When the Owner requests a Partial Surrender, the Owner can direct how the Partial Surrender will be deducted from the Investment Accounts and/or the Fixed Account. If the Owner provides no directions, the Partial Surrender will be deducted from the Owner's Account Value in the Investment Accounts and Fixed Account on a pro rata basis. Partial Surrenders may have adverse tax consequences. See "Tax Considerations."

AUL will reduce the Face Amount by an amount equal to the Partial Surrender. AUL will reject a Partial Surrender request if the Partial Surrender would reduce the Face Amount below $50,000, or if the Partial Surrender would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by AUL.

Partial Surrender requests will be processed as of the date the Owner's written request is received, and generally will be paid within seven (7) calendar days. See "When Proceeds Are Paid."

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Settlement Options

At the time of surrender or death, the Policy offers various options of receiving proceeds payable under the Policy. These settlement options are summarized below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account. Any representative authorized to sell this Policy can further explain these options upon request.

The Owner may apply proceeds of $2,000 or more which are payable under this Policy to any of the following options:

Option 1 – Income for a Fixed Period. Proceeds are payable in equal monthly installments for a specified number of years, not to exceed twenty (20.)

Option 2 – Life Annuity. Proceeds are paid in equal monthly installments for as long as the payee lives. A number of payments can be guaranteed, such as one hundred-twenty (120), or the number of payments required to refund the proceeds applied.

Option 3 – Survivorship Annuity. Proceeds are paid in monthly installments for as long as either the first (1st) payee or surviving payee lives. A number of payments equal to the initial payment can be guaranteed, such as one hundred-twenty (120.) A different monthly installment payable to the surviving payee can be specified.

Any other method or frequency of payment AUL agrees to may be used to pay the proceeds of this Policy.

Policy proceeds payable in one sum will accumulate at interest from the date of death or surrender to the payment date at the rate of interest then paid by AUL or at the rate specified by statute, whichever is greater. Based on the settlement option selected, AUL will determine the amount payable. The minimum interest rate used in computing payments under all options will be 3 percent per year.

The Owner may select or change an option by giving Proper Notice prior to the settlement date. If no option is in effect on the settlement date, the payee may select an option. If this Policy is assigned or if the payee is a corporation, association, partnership, trustee or estate, a settlement option will be available only with AUL's consent.

If a payee dies while a settlement option is in effect, and there is no surviving payee, AUL will pay a single sum to such payee's estate. The final payment will be the commuted value of any remaining guaranteed payments.

Settlement option payments will be exempt from the claims of creditors to the maximum extent permitted by law.

Minimum Amounts. AUL reserves the right to pay the total amount of the Policy in one lump sum, if less than $2,000. If monthly payments are less than $100, payments may be made less frequently at AUL's option.

The proceeds of this Policy may be paid in any other method or frequency of payment acceptable to AUL.

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes.

Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Investment Accounts to which Variable Account value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Variable Account value to Fund the purpose for which the Policy was purchased. Partial Surrenders and Policy loans may significantly affect current and future Account Value, Net Cash Value, or Death Benefit Proceeds. Depending upon Investment Account investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations."

Life Insurance Retirement Plans

Any Owners or applicants who wish to consider using the Policy as a funding vehicle for non-qualified retirement purposes may obtain additional information from AUL. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to access Account Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or AUL's obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a Death Benefit payable when the Insured dies.

Illustrations are available upon request that portray how the Policy can be used as a funding vehicle for non-qualified retirement plans, referred to herein as "life insurance retirement plans," for individuals. Illustrations provided upon request show the effect on Account Value, Cash Value, and the net Death Benefit of premiums paid under a Policy and partial withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Investment Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding illustration. Illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0 percent. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12 percent.

The hypothetical rates of return in illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown

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in the illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and whether loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

Risks of Life Insurance Retirement Plans

Using the Owner's Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if the Owner's Policy is insufficiently funded in relation to the income stream expected from the Owner's Policy, the Owner's Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Owner's Policy also apply. Loans will be automatically repaid from the Death Benefit at the death of the Insured, resulting in the estimated payment to the beneficiary of the Death Benefit Proceeds, which will be less than the Death Benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to the Owner of the Net Cash Value. Similarly, upon lapse, the loan will be automatically repaid, and the Policy will terminate without value. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Value plus the amount of the repaid loan exceeds the Owner's basis in the Policy. Thus, under certain circumstances, surrender or lapse of the Owner's Policy could result in tax liability to the Owner. In addition, to reinstate a lapsed Policy, the Owner would be required to make certain payments. Thus, the Owner should be careful to design a life insurance retirement plan so that the Owner's Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from the Owner's Policy.

To avoid lapse of the Owner's Policy, it is important to design a payment stream that does not leave the Owner's Policy with insufficient Net Cash Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Account Value that should remain in the Owner's Policy upon its maturity. Poor investment performance can contribute to the risk that the Owner's Policy may lapse. In addition, the cost of insurance generally increases with the age of the Insured, which can further erode existing Net Cash Value and contribute to the risk of lapse. Further, interest on a Policy loan is due to AUL for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding loans and loan interest, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds the Owner's basis in the Policy, the amounts attributable to interest due on the loans can add to the Owner's federal (and possibly state) income tax liability. The Owner should consult with the Owner's financial and tax advisors in designing a life insurance retirement plan that is suitable for the Owner's particular needs. Further, the Owner should continue to monitor the Net Cash Value remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, the Owner should consult the Owner's periodic statements to determine the amount of the remaining Net Cash Value. Illustrations showing the effect of charges under the Policy upon existing Account Value or the effect of future withdrawals or loans upon the Policy's Account Value and Death Benefit are available from the Owner's representative. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

Incontestability. In the absence of fraud, after the Policy has been in force during the Insured's lifetime for two (2) years from the Contract Date, AUL may not contest the Policy. Any increase in the Face Amount will not be contested after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase. If the Owner did not request the Face Amount increase or if evidence of insurability was not required, AUL will not contest the increase.

If a Policy lapses and it is reinstated, AUL can contest the reinstated Policy during the first two (2) years after the effective date of the reinstatement, but only for statements made in the application for reinstatement.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two (2) years of the Contract Date or the effective date of any reinstatement (or less if required by state law), the amount payable by AUL will be equal to the premiums paid less any loan, loan interest, and any Partial Surrender.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Face Amount (or less if required by state law), the amount payable by AUL on such increase will be limited to the Monthly Deduction associated with the increase.

Changes in the Policy or Benefits

Misstatement of Age or Sex. If it is determined the age or sex of the Insured as stated in the Policy is not correct, the Death Benefit will be the greater of: (1) the amount which would have been purchased at the Insured's correct age and sex by the most recent cost of insurance charge assessed prior to the date AUL receives proof of death; or (2) the Account Value as of the

29

date AUL receives proof of death, multiplied by the Minimum Insurance Percentage for the correct age.

Other Changes. Upon notice, AUL may modify the Policy, but only if such modification is necessary to: (1) make the Policy or the Separate Account comply with any applicable law or regulation issued by a governmental agency to which AUL is subject; (2) assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life contracts; (3) reflect a change in the operation of the Separate Account; or (4) provide different Separate Account and/or Fixed Account accumulation options.

AUL reserves the right to modify the Policy as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account. In the event of any such modification, AUL will issue an appropriate endorsement to the Policy, if required. AUL will exercise these rights in accordance with applicable law, including approval of Owners, if required.

Any change of the Policy must be approved by AUL's President, Vice President or Secretary. No representative is authorized to change or waive any provision of the Policy.

Change of Insured

While the Policy is in force, it may be exchanged for a new Policy on the life of a substitute Insured. The exercise of this exchange is subject to satisfactory evidence of insurability for the substitute Insured. The Contract Date of the new Policy will generally be the same as the Contract Date of the exchanged Policy. The Issue Date of the new Policy will be the date of the exchange. The initial Cash Value of the new Policy will be the same as the Cash Value of the exchanged Policy on the date of the exchange. Exercise of the Change of Insured provision will result in a taxable exchange.

Exchange for Paid-Up Policy

The Owner may exchange the Policy for a paid-up whole life policy by Proper Notice and upon returning the Policy to the Corporate Office. The new policy will be for the level Face Amount, not greater than the Policy's Face Amount, which can be purchased by the Policy's Net Cash Value. The new policy will be purchased using the continuous net single premium for the Insured's age upon the Insured's last birthday at the time of the exchange. AUL will pay the Owner any remaining Net Cash Value that was not used to purchase the new policy.

At any time after this option is elected, the Cash Value of the new policy will be its net single premium at the Insured's then attained age. All net single premiums will be based on 4 percent interest and the guaranteed cost of insurance rates of the Policy. No riders may be attached to the new policy.

When Proceeds Are Paid

AUL will ordinarily pay any Death Benefit Proceeds, loan proceeds, Partial Surrender proceeds, or Full Surrender proceeds within seven calendar days after receipt at the Corporate Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, AUL may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Separate Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners.

Dividends

The Owner will receive any dividends declared by AUL as long as the Policy is in force. Dividend payments will be applied to increase the Account Value in the Investment Accounts and Fixed Account on a pro rata basis unless the Owner requests cash payment. AUL does not anticipate declaring any dividends on this policy.

Reports to Policy Owners

At least once a year, the Owner will be sent a report at the Owner's last known address showing, as of the end of the current report period: Account Value, Cash Value, Death Benefit, amount of interest credited to amounts in the Fixed Account, change in value of amounts in the Separate Account, premiums paid, loans, Partial Surrenders, expense charges, and cost of insurance charges since the prior report. The Owner will also be sent an annual and a semi-annual report for each Fund or Portfolio underlying an Investment Account to which the Owner has allocated Account Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when the Owner pays premiums (except for premiums deducted automatically), or if the Owner takes out a loan, transfer amounts among the Investment Accounts and Fixed Account or take surrenders, the Owner will receive a written confirmation of these transactions.

Assignment

The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon AUL, it must be in writing and filed at the Corporate Office. Once AUL has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. If there are any irrevocable beneficiaries, the Owner must obtain their written consent before assigning the Policy. AUL assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any loan on the Policy.

Reinstatement

The Policy may be reinstated within five years (or such longer period if required by state law) after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. Premium will be allocated based on the current allocations in effect for the Policy. See the Owner's Policy for further information.

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Rider Benefits

The following rider benefits are available and may be added to the Owner's Policy at issue. (The CBR Rider is the only rider that may be added after issue). If applicable, monthly charges for these riders will be deducted from the Owner's Account Value as part of the Monthly Deduction. All of these riders may not be available in all states.

Waiver of Monthly Deduction Disability (WMDD) Issue Ages:0-55

This rider waives the Monthly Deduction during a period of total disability. WMDD cannot be attached to Policies with Face Amounts in excess of $3,000,000 or rated higher than Table H.

Monthly Deductions are waived for total disability following a six (6) month waiting period. Monthly Deductions made during this waiting period are re-credited to the Account Value upon the actual waiver of the Monthly Deductions. If disability occurs before age 60, Monthly Deductions are waived as long as total disability continues. If disability occurs between ages 60-65, Monthly Deductions are waived as long as the Insured remains totally disabled but not beyond age 65.

Guaranteed Insurance Option (GIO) Issue ages:0-39 (standard risks only)

This rider allows the Face Amount of the Policy to be increased by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

Children's Benefit Rider (CBR) Issue Ages:14 Days – 20 Years (Children's ages)

This rider provides level term insurance on each child of the Insured. At issue, each child must be at least 14 days old and less than 20 years of age, and the Insured must be less than 56 years old and not have a substandard rating greater than table H. Once CBR is in force, children born to the Insured are covered automatically after they are 14 days old. Children are covered under CBR until they reach age 22, when they may purchase, without evidence of insurability, a separate policy with up to five times the expiring Face Amount of the rider's coverage. The Insured must notify AUL when all children covered under the CBR have attained the age of 22, in order for the charge for the rider to be discontinued.

Other Insured Rider (OIR)
Issue Ages:0-85 (Other Insured's age)

The Other Insured Rider is level term life insurance on someone other than the Insured. The minimum issue amount is $10,000; the maximum issue amount is equal to three times the Face Amount. A maximum of two OIRs may be added to the Policy. The OIR amount of coverage may be changed in the future, but increases are subject to evidence of insurability.

Prior to the Other Insured's age 70, the OIR may be converted to a permanent individual policy without evidence of insurability. The OIR may be converted to permanent coverage on the Monthiversary following the date of the Insured's death.

Same Insured Rider (SIR) Issue Ages:0-85

This rider provides level term life insurance on the Insured. The minimum issue amount is $10,000; the maximum issue is equal to three times the Face Amount of the Policy. Only one SIR may be added to the Policy. The SIR Face Amount may be changed (increases are subject to evidence of insurability). Prior to age 70 (55 for substandard risks), the Insured may convert the SIR to permanent coverage without evidence of insurability.

Waiver of Premium Disability (WPD) Issue Ages:0-55

This rider pays a designated premium into the Account Value during a period of total disability. The minimum designated premium is $100. WPD may not be added to a Policy unless WMDD is already added. If disability occurs before age 60, the designated premium benefit is paid as long as total disability continues. If disability occurs between ages 60-65, the designated premium benefit is paid as long as the Insured remains totally disabled but not beyond age 65.

Last Survivor Rider (LS) Issue Ages:20-85

This rider modifies the terms of the Policy to provide insurance on the lives of two (2) Insureds rather than one (1). When the Last Survivor Rider is attached, the Death Benefit Proceeds are paid to the beneficiary upon the death of the last surviving Insured. The cost of insurance charges reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not paid until the death of the surviving Insured. For a Policy containing the LS Rider to be reinstated, either both Insureds must be alive on the date of the reinstatement, or the surviving Insured must be alive and the lapse occurred after the death of the first Insured. The Incontestability, Suicide, and Misstatement of Age or Sex provisions of the Policy apply to either Insured.

LS Rider also provides a Policy Split Option, allowing the Policy on two (2) Insureds to be split into two (2) separate Policies, one on the life of each Insured. The LS Rider also includes an Estate Preservation Benefit which increases the Face Amount of the Policy under certain conditions. The Estate Preservation Benefit is only available to standard risks and preferred risks.

Automatic Increase Rider (AIR) Issue Ages:0-55 (standard risks only)

This rider increases the Insured's base coverage by 5 percent each year, without evidence of insurability. The 5 percent increase is compounded annually and is based on the base coverage Face Amount on Policy Anniversaries. No increases are made during any period in which the Monthly Deduction is being waived. Insured's initial base coverage must be at least $100,000. This rider is only available with Death Benefit Option Two (2).

AIR terminates on the earliest of the following dates: the date an automatic increase is rejected, the date the Face Amount is decreased, the date requested in writing by the Owner, the date

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of Policy termination, or the anniversary date twenty (20) years after issue of this rider. There is no charge for AIR. New coverage generated by the rider results in an increase in the target premium. All charges for any new coverage are based on the Insured's nearest age at the time of increase.

Guaranteed Minimum Death Benefit Rider (GMDB)

This rider extends the Guarantee Period as listed on the Policy Data Page. While the GMDB rider is in force, the Policy will remain in force and will not begin the grace period if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, any outstanding loan and loan interest, equals or exceeds the required premium for the Guaranteed Minimum Death Benefit multiplied by the number of Policy months since the Contract Date. The guarantee provided by this rider terminates if this test is failed on any Monthiversary. The guarantee will not be reinstated. The GMDB Rider is only available to standard and preferred risks.

Accelerated Death Benefit Rider (ABR)

This rider allows for a prepayment of a portion of the Policy's Death Benefit while the Insured is still alive, if the Insured has been diagnosed as terminally ill, and has 12 months or less to live. The minimum amount available is $5,000. The maximum benefit payable (in most states) is the lesser of $500,000 or 50 percent of the Face Amount. ABR may be added to the Policy at any time while it is still in force. This rider is not available if the Last Survivor Rider is issued. There is no charge for ABR.

Accounting Benefit Rider

If the Owner fully surrenders his policy while this rider is in effect during Policy Years one (1) and two (2), AUL will waive all Surrender Charges. In addition, AUL will return any Sales Charge and Premium Tax Charge assessed. On a full surrender during Policy Years three (3) through five (5), AUL will waive all Surrender Charges. No Sales Charge or Premium Tax Charge will be returned. AUL will assess the applicable Surrender Charge on full surrenders in Policy Years six (6) and later.

No waiver of Surrender Charge or refund of Sales Charges and Premium Tax Charges will occur on a Partial Surrender.

This benefit is only available where the applicant has requested to AUL that the policy be used as an informal funding vehicle for a non-qualified deferred compensation plan.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon AUL's understanding of the present federal tax laws as they currently are interpreted by the Internal Revenue Service (the "IRS").

Tax Status of the Policy

In order to attain the tax benefits normally associated with life insurance, the Policy must be classified for federal income tax purposes as a life insurance contract. Section 7702 of the Internal Revenue Code sets forth a definition of a life insurance contract for federal income tax purposes. The U.S. Treasury Department (the "Treasury") is authorized to prescribe regulations implementing Section 7702. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance contract.

With respect to a Policy issued on a standard basis, AUL believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. If the requirements of Section 7702 were deemed not to have been met, the Policy would not provide the tax benefits normally associated with life insurance and the tax status of all contracts invested in the Investment Account to which premiums were allocated under the non-qualifying contract might be affected.

If it is subsequently determined that a Policy does not satisfy Section 7702, AUL may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, AUL reserves the right to modify the Policy as it deems necessary in its sole discretion to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each of the Investment Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code. The Investment Accounts, through the Portfolios, intend to comply with the diversification requirements prescribed in Treasury Regulation. Section 1.817-5, which affect how the Portfolio's assets are to be invested. AUL believes that the Investment Accounts will meet the diversification requirements, and AUL will monitor continued compliance with this requirement.

For a variable life insurance contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a variable contract owner has excessive control over the investments made by a Separate Account, or the underlying fund, the

32

contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the variable contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities. The U.S. Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable life insurance contract owner's control of the investments of the Separate Account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of investment account assets. For example, an Owner has additional flexibility in allocating Net Premium payments and Account Value. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Investment Accounts. In addition, AUL does not know what standards will be set forth, if any, in future guidance on this issue. AUL therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Investment Accounts. You should consult your tax adviser as to the possible application of the "investors control" doctrine to you.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. AUL believes that the proceeds and Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance contract for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code. However, if the Owner elects a settlement option for a Death Benefit other than in a lump sum, a portion of the payment made to the Owner may be taxable.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a Partial Surrender, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depends on the circumstances of each Owner or beneficiary.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, the Owner should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment. Upon a complete surrender or lapse of a Policy, whether or not a Modified Endowment, the excess of the amount received plus the amount of any outstanding loans and loan interest over the total investment in the Policy will generally be treated as ordinary income subject to tax.

Modified Endowments. Section 7702A establishes a class of life insurance Policies designated as "Modified Endowment Contracts." The rules relating to whether a Policy will be treated as a Modified Endowment are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a Policy will be a Modified Endowment if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a Modified Endowment after a material change. The determination of whether a Policy will be a Modified Endowment after a material change generally depends upon the relationship of the Death Benefit and Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a Modified Endowment will depend on the individual circumstances of each Policy. In view of the foregoing, a current or prospective Owner should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment. However, at the time a premium is credited which in AUL's view would cause the Policy to become a Modified Endowment, AUL will attempt to notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Policy will become a Modified Endowment. However, AUL does not undertake to provide such notice. The Owner will have thirty (30) days after receiving such notification to request the refund.

Policies classified as Modified Endowments will be subject to the following: First, all distributions, including distributions upon surrender and Partial Surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is

33

attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a Modified Endowment after it is issued, distributions made during the Policy Year in which it becomes a Modified Endowment, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a Modified Endowment will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a Modified Endowment could later become taxable as a distribution from a Modified Endowment.

All Modified Endowments that are issued by AUL (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment for purposes of determining the amount includible in an Owner's gross income under Section 72(e) of the Internal Revenue Code.

Distributions from a Policy that is not a Modified Endowment are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment are not treated as distributions. Instead, such loans are treated as advances of the death benefit to the Owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment are subject to the 10 percent additional income tax.

Policy Loan Interest. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible for federal or state income tax purposes. The deduction of other forms of interest paid on Policy loans may also be subject to other restrictions under the Internal Revenue Code. A qualified tax adviser should be consulted before deducting any Policy loan interest.

Investment in the Policy. Investment in the Policy means: (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment, to the extent such amount is excluded from gross income, will be disregarded), plus (3) the amount of any loan from, or secured by, a Policy that is a Modified Endowment to the extent that such amount is included in the gross income of the Owner.

Estate and Generation Skipping Taxes

When the Insured dies, the Death Benefits will generally be includible in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. Nothing would be includible in the Insured's estate if the Death Benefits are not received by or for the benefit of, the Insured's estate and he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. An unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.

If the Owner (whether or not he or she is the Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax with the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Because these rules are complex, the Owner should consult with a qualified tax advisor for specific information if ownership is passing to younger generations.

Life Insurance Purchased for Use in Split Dollar Arrangements

Regulations on split-dollar life insurance arrangements were issued by the Treasury Department which modified IRS Notice 2002-8. Split dollar arrangements entered into prior to September 18, 2003 generally are governed by guidance issued prior to the final regulations. The final regulations applied to split dollar arrangements entered into or modified materially after September 17, 2003. The final regulations provide two sets of rules for split dollar arrangements. Purchasers should consult a qualified tax advisor to discuss the applicable rules.

Nonqualified deferred compensation. On October 22, 2004, IRC Section 409A was enacted as part of the American Jobs Creation Act of 2004. Contributions into non-qualified deferred compensation plans after December 31, 2004 are governed by this code section. Purchasers should consult a qualified tax advisor to determine tax treatment resulting from such an arrangement.

Taxation Under Section 403(b) Plans

On July 26, 2007, the IRS issued final regulations for Tax-Sheltered Annuity arrangements under section 403(b). Given that these are the first significant updates of the original regulations issued by the IRS in 1964, they provide for significant changes in the way 403(b) plans must be maintained and administered. The final regulations are generally effective for plan years beginning on or after January 1, 2009. The effect of these regulations is to make the rules governing 403(b) similar to the rules governing other arrangements that

34

include salary reduction contributions, such as 401(k) plans and 457(b) plans.

Items of particular interest or significance covered by these new regulations are 1) all 403(b) contracts must be maintained pursuant to a written plan, 2) as of September 24, 2007, intra-plan exchanges may not be made pursuant to Revenue Ruling 90-24, but rather must be made in accordance with the final IRS regulations, which in part require that the vendor and the employer enter into an information-sharing agreement, 3) nontaxable transfers of assets to a plan of another employer are permitted, 4) plans may contain provisions that permit plan termination and distribution of benefits upon such plan termination, 5) loans and hardship distributions must be made in accordance with the applicable plan and the final IRS regulations, 6) employers generally must agree to share certain information with each approved vendor, 7) plan contributions may not exceed applicable limits , and 8) contributions must be transferred to an approved vendor within a reasonable time, but in no event later than fifteen (15) business days.

Non-Individual Ownership of Contracts

If the Owner of a Policy is an entity rather than an individual, the tax treatment may differ from that described above. Accordingly, prospective Owners that are entities should consult a qualified tax advisor.

Possible Charge for AUL's Taxes

At the present time, AUL makes no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that it incurs that may be attributable to the Investment Accounts or to the Policies. However, AUL reserves the right to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Investment Accounts or to the Policies.

OTHER INFORMATION ABOUT THE POLICIES AND AUL

Policy Termination

The Policy will terminate, and insurance coverage will cease, as of: (1) the end of the Valuation Period during which AUL receives Proper Notice to surrender the Policy; (2) the expiration of a grace period; or (3) the death of the Insured. See "Surrendering the Policy for Net Cash Value," "Premium Payments to Prevent Lapse," and "Death Benefit and Changes in Face Amount."

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Separate Account and, therefore, indirectly for the Policies. In addition, the Funds have advised AUL that they are available to registered Separate Accounts of insurance companies, other than AUL, offering variable annuity and variable life insurance policies.

AUL does not currently foresee any disadvantages to the Owner resulting from the Funds selling shares as an investment medium for products other than the Policies. However, there is a theoretical possibility that a material conflict of interest may arise between Owners whose Cash Values are allocated to the Separate Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other Separate Accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or Owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.

In the event of a material conflict, AUL will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors/Trustees of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.

Addition, Deletion or Substitution of Investments

AUL reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if, in AUL's judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, AUL may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. AUL will not substitute any shares attributable to a Policy's interest in an Investment Account of the Separate Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940 or other applicable law.

AUL also reserves the right to establish additional Investment Accounts of the Separate Account, each of which would invest in shares corresponding to a Portfolio of a Fund or in shares of another investment company having a specified investment objective. Any new Investment Accounts may be made available to existing Owners on a basis to be determined by AUL. Subject to applicable law and any required SEC approval, AUL may, in AUL's sole discretion, eliminate one or more Investment Accounts if marketing needs, tax considerations or investment conditions warrant.

35

If any of these substitutions or changes are made, AUL may, by appropriate endorsement, change the Policy to reflect the substitution or change.

If AUL deems it to be in the best interests of persons having voting rights under the Policies (subject to any approvals that may be required under applicable law), the Separate Account may be operated as a management investment company under the Investment Company Act of 1940, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AUL Separate Accounts.

Sale of the Policies

The Policies will be offered to the public on a continuous basis, and AUL does not anticipate discontinuing the offering of the Policies. However, AUL reserves the right to discontinue the offering. Applications for Policies are solicited by representatives who are licensed by applicable state insurance authorities to sell AUL's variable life contracts and who are also registered representatives of OneAmerica Securities, Inc., which is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. OneAmerica Securities, Inc., is a wholly owned subsidiary of American United Life Insurance Company, and is the distributor and "principal underwriter," as defined in the Investment Company Act of 1940, of the Policies for the Separate Account. AUL is not obligated to sell any specific number of Policies.

State Regulation

AUL is subject to regulation by the Department of Insurance of the State of Indiana, which periodically examines the financial condition and operations of AUL. AUL is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this Prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

AUL is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

The Separate Account is not a party to any litigation. AUL, as an insurance company, ordinarily is involved in litigation. AUL is of the opinion that, at present, such litigation is not material to the Owners of the Policies.

Legal Matters

Dechert LLP, has provided advice on certain matters relating to the federal securities laws. Matters of Indiana law pertaining to the Policies, including AUL's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Thomas M. Zurek, General Counsel of AUL.

Financial Statements

Financial statements of AUL and the Variable Account as of December 31, 2011 are included in the Statement of Additional Information.

36

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

Description	Page
GENERAL INFORMATION AND HISTORY	3

DISTRIBUTION OF CONTRACTS	3

CUSTODY OF ASSETS	3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3

FINANCIAL STATEMENTS	4

37

No dealer, salesman or any other person is authorized by the Individual Variable Life Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

The Statement of Additional Information contains additional information about the Variable Account and AUL. To learn more about the Contract, the Owner should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information please call 1-800-863-9354 or write to AUL at One American Square, P.O. Box 7127, Indianapolis, Indiana 46206-7127.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about AUL and the Contract. Information about AUL and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

Investment Company Act of 1940 Registration File No. 811-8311

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE

Sold By

AMERICAN UNITED
LIFE INSURANCE COMPANY®

One American Square, P.O. Box 7127
Indianapolis, Indiana 46282

PROSPECTUS

Dated: May 1, 2012

This prospectus must be preceded or accompanied by current prospectuses for the underlying investment options.
Please read this prospectus carefully before you invest or send money. Variable life and variable annuities issued by
American United Life Insurance Company® (AUL) are distributed by OneAmerica® Securities, Inc. member of FINRA,
SIPC, a wholly-owned subsidiary of AUL.

American United Life Insurance Company®
a OneAmerica® company
One American Square, P.O. Box 368
Indianapolis, IN 46206-0368

© 2012 American United Life Insurance Company®. All rights reserved. OneAmerica® and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

3-14336 5/1/12

STATEMENT OF ADDITIONAL INFORMATION FOR

FPVUL—

FLEXIBLE PREMIUM

ADJUSTABLE VARIABLE UNIVERSAL LIFE

ONEAMERICA® FUNDS, INC.

Products and financial services provided by:

American United Life Insurance Company®

a ONEAMERICA® company

P.O. Box 368, Indianapolis, Indiana 46206-0368

Telephone: (800) 537-6442

May 1, 2012

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE

Sold By

AMERICAN UNITED

LIFE INSURANCE COMPANY®

One American Square, P.O. Box 7127

Indianapolis, Indiana 46282

1-800-537-6442 - www.oneamerica.com

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Flexible Premium Adjustable Variable Life policies dated May 1, 2012.

A Prospectus is available without charge by calling the number listed above or by writing to the address listed above.

TABLE OF CONTENTS

Description	Page
GENERAL INFORMATION AND HISTORY	3
DISTRIBUTION OF CONTRACTS	3
CUSTODY OF ASSETS	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
FINANCIAL STATEMENTS	4

2

GENERAL INFORMATION AND HISTORY

For a general description of AUL and AUL American Individual Variable Life Unit Trust (the “Variable Account”), see the section entitled “Information about AUL, The Variable Account, and The Funds” in the Prospectus.

DISTRIBUTION OF CONTRACTS

OneAmerica Securities, Inc. is the Principal Underwriter and the Distributor for the variable life contracts (the “Contracts”) described in the Prospectus and in this statement of Additional Information. It’s principal business address is the same as the Depositor’s. OneAmerica Securities, Inc. is a wholly owned subsidiary of AUL and is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer.  The Contracts are currently being sold in a continuous offering. While AUL does not anticipate discontinuing the offering of the Contracts, it reserves the right to do so. The Contracts are sold by registered representatives of OneAmerica Securities, Inc., who are also licensed insurance agents.

AUL also has sales agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers.  The registered representatives are required to be authorized under applicable state regulations to sell variable life contracts.  The broker-dealers are required to be registered with the SEC and be members of the Financial Industry Regulation Authority, (“FINRA”).

OneAmerica Securities serves as the Principal Underwriter without compensation from the Variable Account.

CUSTODY OF ASSETS

The assets of the Variable Account are held by AUL.  The assets are kept physically segregated and are held separate and apart from the assets of other separate accounts of AUL and from AUL’s General Account assets.  AUL maintains records of all purchases and redemptions of shares of the Funds offered hereunder.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated balance sheets for OneAmerica Financial Partners, Inc. at December 31, 2011 and 2010 and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income and statements of cash flows for the years then ended December 31, 2011, December 31, 2010 and December 31, 2009,

3

appearing herein have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The Variable Account statements of net assets as of December 31, 2011 and the statements of operations and changes in net assets and the financial highlights for each of the periods indicated in this SAI have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

Financial Statements of the Registrant

The financial statements of the AUL American Individual Variable Life Unit Trust as of December 31, 2011 are included in this Statement of Additional Information.

4

March 30, 2012

A Message From

The Chairman, President and Chief Executive Officer of
American United Life Insurance Company®

To Participants in AUL American Individual Variable Life Unit Trust

It would be an understatement to characterize 2011 as challenging. One only has to look at the magnitude of events that occurred last year on a global basis which had a profound effect on investor mentality and performance. As we started the year, strategists were generally optimistic regarding potential investment returns as a result of the improved economic environment and strong corporate profitability.

But we were quickly inundated by a series of negative events. Uprisings in the Middle East and Northern Africa caused a surge in oil prices which basically acted as a tax on corporations and consumers. In March, Japan was hit by a devastating earthquake that triggered a 30-foot tsunami, which ultimately raised the fear of a nuclear disaster and caused disruptions to the global supply chain. And by midsummer, fear of a double-dip recession in the U.S. began to emerge.

During the third quarter, anxiety surrounding the European debt crisis took center stage as Greece teetered on the brink of default and the contagion began spreading to other core Eurozone countries. Despite repeated summit meetings, investors remained frustrated with the perceived lack of conviction among European political leaders and their inability to craft a viable plan to deal with fiscal and economic policies.

There was also a growing lack of confidence in our own fiscal policymakers as we witnessed a threatened government shutdown in April over spending cuts, a near-default during the summer as Congress wrangled over raising our national debt ceiling, the inability of Congress’ “Super Committee” to agree upon deficit reduction measures, and the year-end dilemma over extending payroll tax cuts and unemployment benefits. This ongoing acrimony led to the first-ever downgrade of the U.S. credit rating by Standard & Poor’s to AA+ from AAA.

Based on the events described, it is not surprising that investment volatility remained elevated during 2011. Despite enduring disheartening swings throughout the year, the S&P 500 ended the year essentially flat on a price basis and advanced only 2.1 percent on a total return basis (including dividends.) Yet despite these lackluster results, this meager return was still attractive relative to most global equity benchmarks.

We experienced interesting dynamics in the fixed income market as well. Despite the unprecedented downgrade of our U.S. credit rating and the mounting European debt crisis, investors tended to adopt a “risk-off” mentality and sought the perceived safety of Treasury securities. As a result, the yield on the 10-year Treasury fell to 1.9% as of December 2011 and provided some of the best returns in global government bond markets. This desire for a safe haven also allowed Treasuries to outperform our domestic credit markets of similar maturities.

As we begin 2012, we find ourselves facing numerous economic headwinds. Unemployment has declined but remains at elevated levels. The possibility of tax increases and cuts in federal discretionary spending is looming on the horizon. The housing market remains extremely weak as households continue to shift from homeownership to rentals. And a slowdown in economic growth in Europe and various emerging markets could dampen our export activity. As a result, we are expecting the U.S. economic recovery to continue into 2012, albeit at a moderate pace.

Based on this continued slow economic environment and comments from the Federal Reserve, there is also a strong possibility that interest rates could remain at historically low levels through 2012. As for investment markets, increased volatility should continue into the New Year with investment performance for various asset classes being extremely dependent on the final outcome in Europe.

As always, we will continue to focus on the vision, values and goals that represent the very core of our company and our investment philosophy. Thank you for your continued confidence and investment.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

AUL American Individual Variable Life Unit Trust

and the Board of Directors of

American United Life Insurance Company:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting AUL American Individual Variable Life Unit Trust (the “Trust”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the underlying mutual fund companies, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Indianapolis, Indiana
April 19, 2012

AUL American Individual Variable Life Unit Trust

Alger Large Cap Growth I-2 Class - 015544505

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$4,943,198	$3,990,792	114,225
Receivables: investments sold	—
Payables: investments purchased	(17,807)
Net assets	$4,925,391

Net Assets	Units Outstanding	Accumulation Unit Value
$4,925,391	641,407	$7.68

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$53,453
Net investment income (loss)	53,453

Gain (loss) on investments:
Net realized gain (loss)	327,092
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(385,625)
Net gain (loss)	(58,533)

Increase (decrease) in net assets from operations	$(5,080)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$53,453	$39,795
Net realized gain (loss)	327,092	300,534
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(385,625)	330,388

Increase (decrease) in net assets from operations	(5,080)	670,717

Contract owner transactions:
Proceeds from units sold	515,057	636,474
Cost of units redeemed	(758,849)	(942,155)
Account charges	(377,381)	(406,242)
Increase (decrease)	(621,173)	(711,923)
Net increase (decrease)	(626,253)	(41,206)
Net assets, beginning	5,551,644	5,592,850
Net assets, ending	$4,925,391	$5,551,644

Units sold	68,036	93,979
Units redeemed	(147,074)	(196,482)
Net increase (decrease)	(79,038)	(102,503)
Units outstanding, beginning	720,445	822,948
Units outstanding, ending	641,407	720,445

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$23,714,038
Cost of units redeemed/account charges	(18,936,092)
Net investment income (loss)	1,752,274
Net realized gain (loss)	(2,557,235)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	952,406
$4,925,391

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

		Units		Expense as a
		Outstanding	Net Assets	% of Average
	Unit Value	(000s)	(000s)	Net Assets	Total Return
12/31/2011	$7.68	641	$4,925	N/A	-0.3%
12/31/2010	7.71	720	5,552	N/A	13.4%
12/31/2009	6.80	823	5,593	N/A	47.6%
12/31/2008	4.61	938	4,322	N/A	-46.2%
12/31/2007	8.55	1,041	8,906	N/A	19.9%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.0%
2010	0.7%
2009	0.7%
2008	0.2%
2007	0.3%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Alger Small Cap Growth I-2 Class - 015544406

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$2,731,270	$2,509,277	88,026
Receivables: investments sold	201
Payables: investments purchased	—
Net assets	$2,731,471

Net Assets	Units Outstanding	Accumulation Unit Value
$2,731,471	537,993	$5.08

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	10,648
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(94,470)
Net gain (loss)	(83,822)

Increase (decrease) in net assets from operations	$(83,822)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	10,648	(29,830)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(94,470)	717,843

Increase (decrease) in net assets from operations	(83,822)	688,013

Contract owner transactions:
Proceeds from units sold	1,010,816	1,086,882
Cost of units redeemed	(1,307,822)	(1,209,629)
Account charges	(168,777)	(181,734)
Increase (decrease)	(465,783)	(304,481)
Net increase (decrease)	(549,605)	383,532
Net assets, beginning	3,281,076	2,897,544
Net assets, ending	$2,731,471	$3,281,076

Units sold	191,553	247,879
Units redeemed	(279,237)	(314,498)
Net increase (decrease)	(87,684)	(66,619)
Units outstanding, beginning	625,677	692,296
Units outstanding, ending	537,993	625,677

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$9,791,736
Cost of units redeemed/account charges	(8,076,278)
Net investment income (loss)	127
Net realized gain (loss)	742,879
Realized gain distributions	51,014
Net change in unrealized appreciation (depreciation)	221,993
$2,731,471

* Date of Fund Inception into Variable Account: 5/1/2000

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

		Units		Expense as a
		Outstanding	Net Assets	% of Average
	Unit Value	(000s)	(000s)	Net Assets	Total Return
12/31/2011	$5.08	538	$2,731	N/A	-3.2%
12/31/2010	5.24	626	3,281	N/A	25.3%
12/31/2009	4.19	692	2,898	N/A	45.5%
12/31/2008	2.88	684	1,968	N/A	-46.6%
12/31/2007	5.39	836	4,501	N/A	17.4%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

AllianceBernstein VPS International Growth A Class - 018792820

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$18,726	$20,232	1,233
Receivables: investments sold	—
Payables: investments purchased	(132)
Net assets	$18,594

Net Assets	Units Outstanding	Accumulation Unit Value
$18,594	5,282	$3.52

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$414
Net investment income (loss)	414

Gain (loss) on investments:
Net realized gain (loss)	100
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(2,924)
Net gain (loss)	(2,824)

Increase (decrease) in net assets from operations	$(2,410)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$414	$256
Net realized gain (loss)	100	294
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(2,924)	1,087

Increase (decrease) in net assets from operations	(2,410)	1,637

Contract owner transactions:
Proceeds from units sold	9,157	3,145
Cost of units redeemed	(1,278)	(2,012)
Account charges	(1,526)	(738)
Increase (decrease)	6,353	395
Net increase (decrease)	3,943	2,032
Net assets, beginning	14,651	12,619
Net assets, ending	$18,594	$14,651

Units sold	2,561	815
Units redeemed	(781)	(718)
Net increase (decrease)	1,780	97
Units outstanding, beginning	3,502	3,405
Units outstanding, ending	5,282	3,502

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$30,950
Cost of units redeemed/account charges	(13,115)
Net investment income (loss)	841
Net realized gain (loss)	1,424
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(1,506)
$18,594

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$3.52	5	$19	N/A	-15.9%
12/31/2010	4.18	4	15	N/A	12.9%
12/31/2009	3.71	3	13	N/A	39.6%
12/31/2008	2.65	0	0	N/A	-46.9%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.5%
2010	1.9%
2009	2.7%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

AllianceBernstein VPS International Value A Class - 018792556

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$19,419	$24,363	1,688
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$19,419

Net Assets	Units Outstanding	Accumulation Unit Value
$19,419	7,039	$2.76

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$12,932
Net investment income (loss)	12,932

Gain (loss) on investments:
Net realized gain (loss)	(53,477)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	16,459
Net gain (loss)	(37,018)

Increase (decrease) in net assets from operations	$(24,086)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$12,932	$28,717
Net realized gain (loss)	(53,477)	(41,190)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	16,459	63,369

Increase (decrease) in net assets from operations	(24,086)	50,896

Contract owner transactions:
Proceeds from units sold	79,852	217,763
Cost of units redeemed	(976,798)	(86,310)
Account charges	(28,740)	(60,816)
Increase (decrease)	(925,686)	70,637
Net increase (decrease)	(949,772)	121,533
Net assets, beginning	969,191	847,658
Net assets, ending	$19,419	$969,191

Units sold	23,562	73,282
Units redeemed	(300,202)	(49,103)
Net increase (decrease)	(276,640)	24,179
Units outstanding, beginning	283,679	259,500
Units outstanding, ending	7,039	283,679

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$2,791,558
Cost of units redeemed/account charges	(2,157,301)
Net investment income (loss)	51,752
Net realized gain (loss)	(661,646)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(4,944)
$19,419

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$2.76	7	$19	N/A	-19.3%
12/31/2010	3.42	284	969	N/A	4.6%
12/31/2009	3.27	260	848	N/A	34.7%
12/31/2008	2.43	477	1,156	N/A	-51.5%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.6%
2010	3.2%
2009	1.0%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

AllianceBernstein VPS Small/Mid Cap Value A Class - 018792531

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,096,511	$930,510	70,938
Receivables: investments sold	200
Payables: investments purchased	—
Net assets	$1,096,711

Net Assets	Units Outstanding	Accumulation Unit Value
$1,096,711	206,353	$5.31

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$5,822
Net investment income (loss)	5,822

Gain (loss) on investments:
Net realized gain (loss)	17,879
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(122,655)
Net gain (loss)	(104,776)

Increase (decrease) in net assets from operations	$(98,954)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$5,822	$5,565
Net realized gain (loss)	17,879	(9,166)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(122,655)	287,040

Increase (decrease) in net assets from operations	(98,954)	283,439

Contract owner transactions:
Proceeds from units sold	180,026	228,719
Cost of units redeemed	(186,550)	(317,787)
Account charges	(75,116)	(79,948)
Increase (decrease)	(81,640)	(169,016)
Net increase (decrease)	(180,594)	114,423
Net assets, beginning	1,277,305	1,162,882
Net assets, ending	$1,096,711	$1,277,305

Units sold	32,302	45,985
Units redeemed	(46,117)	(80,197)
Net increase (decrease)	(13,815)	(34,212)
Units outstanding, beginning	220,168	254,380
Units outstanding, ending	206,353	220,168

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$1,870,749
Cost of units redeemed/account charges	(955,876)
Net investment income (loss)	20,434
Net realized gain (loss)	(39,905)
Realized gain distributions	35,308
Net change in unrealized appreciation (depreciation)	166,001
$1,096,711

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.31	206	$1,097	N/A	-8.4%
12/31/2010	5.80	220	1,277	N/A	26.9%
12/31/2009	4.57	254	1,163	N/A	42.9%
12/31/2008	3.20	219	700	N/A	-36.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.5%
2010	0.5%
2009	1.0%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

American Century VP Capital Appreciation I Class - 024936304

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$148	$97	11
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$148

Net Assets	Units Outstanding	Accumulation Unit Value
$148	13	$11.33

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	7
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(18)
Net gain (loss)	(11)

Increase (decrease) in net assets from operations	$(11)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	7	4
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(18)	39

Increase (decrease) in net assets from operations	(11)	43

Contract owner transactions:
Proceeds from units sold	—	—
Cost of units redeemed	(5)	(1)
Account charges	(9)	(10)
Increase (decrease)	(14)	(11)
Net increase (decrease)	(25)	32
Net assets, beginning	173	141
Net assets, ending	$148	$173

Units sold	—	—
Units redeemed	(1)	(1)
Net increase (decrease)	(1)	(1)
Units outstanding, beginning	14	15
Units outstanding, ending	13	14

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$76,887
Cost of units redeemed/account charges	(83,698)
Net investment income (loss)	6,798
Net realized gain (loss)	94
Realized gain distributions	16
Net change in unrealized appreciation (depreciation)	51
$148

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$11.33	0	$0	N/A	-6.5%
12/31/2010	12.12	0	0	N/A	31.3%
12/31/2009	9.23	0	0	N/A	37.1%
12/31/2008	6.73	0	0	N/A	-46.2%
12/31/2007	12.51	0	0	N/A	45.8%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.8%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

American Century VP Income & Growth I Class - 024936601

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,378,402	$1,521,987	224,164
Receivables: investments sold	—
Payables: investments purchased	(2,030)
Net assets	$1,376,372

Net Assets	Units Outstanding	Accumulation Unit Value
$1,376,372	232,415	$5.92

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$22,329
Net investment income (loss)	22,329

Gain (loss) on investments:
Net realized gain (loss)	(100,032)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	126,244
Net gain (loss)	26,212

Increase (decrease) in net assets from operations	$48,541

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$22,329	$21,308
Net realized gain (loss)	(100,032)	(78,191)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	126,244	245,884

Increase (decrease) in net assets from operations	48,541	189,001

Contract owner transactions:
Proceeds from units sold	1,392,076	1,538,980
Cost of units redeemed	(1,468,341)	(1,502,559)
Account charges	(97,349)	(103,258)
Increase (decrease)	(173,614)	(66,837)
Net increase (decrease)	(125,073)	122,164
Net assets, beginning	1,501,445	1,379,281
Net assets, ending	$1,376,372	$1,501,445

Units sold	236,076	300,363
Units redeemed	(265,085)	(313,065)
Net increase (decrease)	(29,009)	(12,702)
Units outstanding, beginning	261,424	274,126
Units outstanding, ending	232,415	261,424

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$10,982,993
Cost of units redeemed/account charges	(10,321,894)
Net investment income (loss)	380,380
Net realized gain (loss)	146,294
Realized gain distributions	332,184
Net change in unrealized appreciation (depreciation)	(143,585)
$1,376,372

* Date of Fund Inception into Variable Account: 5/30/1999

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.92	232	$1,376	N/A	3.1%
12/31/2010	5.74	261	1,501	N/A	14.1%
12/31/2009	5.03	274	1,379	N/A	18.1%
12/31/2008	4.26	307	1,309	N/A	-34.6%
12/31/2007	6.51	502	3,267	N/A	-0.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.6%
2010	1.5%
2009	4.5%
2008	2.4%
2007	2.2%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

American Century VP International Investor Class - 024936205

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$2,434,322	$2,935,386	327,655
Receivables: investments sold	160
Payables: investments purchased	—
Net assets	$2,434,482

Net Assets	Units Outstanding	Accumulation Unit Value
$2,434,482	362,625	$6.71

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$39,092
Net investment income (loss)	39,092

Gain (loss) on investments:
Net realized gain (loss)	(129,110)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(245,798)
Net gain (loss)	(374,908)

Increase (decrease) in net assets from operations	$(335,816)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$39,092	$61,530
Net realized gain (loss)	(129,110)	(149,648)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(245,798)	436,586

Increase (decrease) in net assets from operations	(335,816)	348,468

Contract owner transactions:
Proceeds from units sold	1,569,112	1,742,608
Cost of units redeemed	(1,582,609)	(1,748,153)
Account charges	(144,761)	(137,859)
Increase (decrease)	(158,258)	(143,404)
Net increase (decrease)	(494,074)	205,064
Net assets, beginning	2,928,556	2,723,492
Net assets, ending	$2,434,482	$2,928,556

Units sold	208,805	263,823
Units redeemed	(229,873)	(284,385)
Net increase (decrease)	(21,068)	(20,562)
Units outstanding, beginning	383,693	404,255
Units outstanding, ending	362,625	383,693

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$15,102,107
Cost of units redeemed/account charges	(13,073,486)
Net investment income (loss)	392,103
Net realized gain (loss)	(67,493)
Realized gain distributions	582,315
Net change in unrealized appreciation (depreciation)	(501,064)
$2,434,482

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.71	363	$2,434	N/A	-12.0%
12/31/2010	7.63	384	2,929	N/A	13.3%
12/31/2009	6.74	404	2,723	N/A	33.8%
12/31/2008	5.04	499	2,515	N/A	-44.8%
12/31/2007	9.13	794	7,247	N/A	18.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.5%
2010	2.2%
2009	2.1%
2008	1.0%
2007	0.5%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

American Century VP Mid Cap Value Fund - 024936734

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$12,532	$12,396	928
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$12,532

Net Assets	Units Outstanding	Accumulation Unit Value
$12,532	1,613	$7.77

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$100
Net investment income (loss)	100

Gain (loss) on investments:
Net realized gain (loss)	382
Realized gain distributions	121
Net change in unrealized appreciation (depreciation)	(660)
Net gain (loss)	(157)

Increase (decrease) in net assets from operations	$(57)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$100	$103
Net realized gain (loss)	382	8
Realized gain distributions	121	—
Net change in unrealized appreciation (depreciation)	(660)	796

Increase (decrease) in net assets from operations	(57)	907

Contract owner transactions:
Proceeds from units sold	9,621	6,211
Cost of units redeemed	(3,460)	(152)
Account charges	(398)	(140)
Increase (decrease)	5,763	5,919
Net increase (decrease)	5,706	6,826
Net assets, beginning	6,826	—
Net assets, ending	$12,532	$6,826

Units sold	1,224	911
Units redeemed	(482)	(40)
Net increase (decrease)	742	871
Units outstanding, beginning	871	—
Units outstanding, ending	1,613	871

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$54,403
Cost of units redeemed/account charges	(44,526)
Net investment income (loss)	351
Net realized gain (loss)	2,047
Realized gain distributions	121
Net change in unrealized appreciation (depreciation)	136
$12,532

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.77	2	$13	N/A	-0.8%
12/31/2010	7.83	1	7	N/A	19.0%
12/31/2009	6.58	0	0	N/A	31.7%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.0%
2010	3.0%
2009	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

American Century VP Ultra I Class - 024936882

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$58,697	$52,072	6,191
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$58,697

Net Assets	Units Outstanding	Accumulation Unit Value
$58,697	9,806	$5.99

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	824
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(1,143)
Net gain (loss)	(319)

Increase (decrease) in net assets from operations	$(319)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$182
Net realized gain (loss)	824	250
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(1,143)	5,487

Increase (decrease) in net assets from operations	(319)	5,919

Contract owner transactions:
Proceeds from units sold	278,353	204,789
Cost of units redeemed	(259,174)	(199,193)
Account charges	(2,019)	(1,723)
Increase (decrease)	17,160	3,873
Net increase (decrease)	16,841	9,792
Net assets, beginning	41,856	32,064
Net assets, ending	$58,697	$41,856

Units sold	45,378	39,648
Units redeemed	(42,639)	(38,865)
Net increase (decrease)	2,739	783
Units outstanding, beginning	7,067	6,284
Units outstanding, ending	9,806	7,067

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$668,331
Cost of units redeemed/account charges	(615,570)
Net investment income (loss)	226
Net realized gain (loss)	(3,509)
Realized gain distributions	2,594
Net change in unrealized appreciation (depreciation)	6,625
$58,697

* Date of Fund Inception into Variable Account: 4/29/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.99	10	$59	N/A	1.1%
12/31/2010	5.92	7	42	N/A	16.1%
12/31/2009	5.10	6	32	N/A	34.5%
12/31/2008	3.79	4	14	N/A	-41.5%
12/31/2007	6.48	2	14	N/A	21.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.5%
2009	0.2%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

American Century VP Vista I Class - 024936874

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$206,407	$178,752	13,717
Receivables: investments sold	33
Payables: investments purchased	—
Net assets	$206,440

Net Assets	Units Outstanding	Accumulation Unit Value
$206,440	32,717	$6.31

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	(5,986)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(13,665)
Net gain (loss)	(19,651)

Increase (decrease) in net assets from operations	$(19,651)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	(5,986)	(15,539)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(13,665)	64,052

Increase (decrease) in net assets from operations	(19,651)	48,513

Contract owner transactions:
Proceeds from units sold	894,051	926,858
Cost of units redeemed	(906,425)	(897,509)
Account charges	(16,947)	(19,596)
Increase (decrease)	(29,321)	9,753
Net increase (decrease)	(48,972)	58,266
Net assets, beginning	255,412	197,146
Net assets, ending	$206,440	$255,412

Units sold	129,405	161,684
Units redeemed	(133,971)	(160,051)
Net increase (decrease)	(4,566)	1,633
Units outstanding, beginning	37,283	35,650
Units outstanding, ending	32,717	37,283

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$4,537,452
Cost of units redeemed/account charges	(4,769,257)
Net investment income (loss)	—
Net realized gain (loss)	401,963
Realized gain distributions	8,627
Net change in unrealized appreciation (depreciation)	27,655
$206,440

* Date of Fund Inception into Variable Account: 4/29/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.31	33	$206	N/A	-7.9%
12/31/2010	6.85	37	255	N/A	23.9%
12/31/2009	5.53	36	197	N/A	22.5%
12/31/2008	4.52	29	133	N/A	-48.6%
12/31/2007	8.79	26	226	N/A	39.8%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Calvert Social Mid Cap Growth A Class - 131647307

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$53,036	$50,829	1,675
Receivables: investments sold	—
Payables: investments purchased	(1)
Net assets	$53,035

Net Assets	Units Outstanding	Accumulation Unit Value
$53,035	7,600	$6.98

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	19,999
Realized gain distributions	3,272
Net change in unrealized appreciation (depreciation)	(17,679)
Net gain (loss)	5,592

Increase (decrease) in net assets from operations	$5,592

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	19,999	404
Realized gain distributions	3,272	—
Net change in unrealized appreciation (depreciation)	(17,679)	20,773

Increase (decrease) in net assets from operations	5,592	21,177

Contract owner transactions:
Proceeds from units sold	241,605	309,846
Cost of units redeemed	(304,349)	(255,597)
Account charges	(4,111)	(3,086)
Increase (decrease)	(66,855)	51,163
Net increase (decrease)	(61,263)	72,340
Net assets, beginning	114,298	41,958
Net assets, ending	$53,035	$114,298

Units sold	33,533	55,162
Units redeemed	(42,694)	(46,490)
Net increase (decrease)	(9,161)	8,672
Units outstanding, beginning	16,761	8,089
Units outstanding, ending	7,600	16,761

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$707,638
Cost of units redeemed/account charges	(683,400)
Net investment income (loss)	584
Net realized gain (loss)	22,357
Realized gain distributions	3,649
Net change in unrealized appreciation (depreciation)	2,207
$53,035

* Date of Fund Inception into Variable Account: 5/28/2004

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.98	8	$53	N/A	2.3%
12/31/2010	6.82	17	114	N/A	31.5%
12/31/2009	5.19	8	42	N/A	32.0%
12/31/2008	3.93	6	25	N/A	-37.2%
12/31/2007	6.26	6	36	N/A	10.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%
2008	0.0%
2007	1.7%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Columbia Small Cap Value Fund VS A Class - 19765R303

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,477,493	$1,503,261	101,285
Receivables: investments sold	255
Payables: investments purchased	—
Net assets	$1,477,748

Net Assets	Units Outstanding	Accumulation Unit Value
$1,477,748	265,325	$5.57

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$16,001
Net investment income (loss)	16,001

Gain (loss) on investments:
Net realized gain (loss)	(21,458)
Realized gain distributions	175,504
Net change in unrealized appreciation (depreciation)	(268,445)
Net gain (loss)	(114,399)

Increase (decrease) in net assets from operations	$(98,398)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$16,001	$20,188
Net realized gain (loss)	(21,458)	(49,442)
Realized gain distributions	175,504	—
Net change in unrealized appreciation (depreciation)	(268,445)	391,083

Increase (decrease) in net assets from operations	(98,398)	361,829

Contract owner transactions:
Proceeds from units sold	218,584	308,190
Cost of units redeemed	(232,867)	(315,469)
Account charges	(101,187)	(105,463)
Increase (decrease)	(115,470)	(112,742)
Net increase (decrease)	(213,868)	249,087
Net assets, beginning	1,691,616	1,442,529
Net assets, ending	$1,477,748	$1,691,616

Units sold	38,737	61,901
Units redeemed	(59,036)	(84,999)
Net increase (decrease)	(20,299)	(23,098)
Units outstanding, beginning	285,624	308,722
Units outstanding, ending	265,325	285,624

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$2,330,146
Cost of units redeemed/account charges	(1,078,731)
Net investment income (loss)	58,384
Net realized gain (loss)	(126,313)
Realized gain distributions	320,030
Net change in unrealized appreciation (depreciation)	(25,768)
$1,477,748

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.57	265	$1,478	N/A	-6.0%
12/31/2010	5.92	286	1,692	N/A	26.8%
12/31/2009	4.67	309	1,443	N/A	25.2%
12/31/2008	3.73	275	1,027	N/A	-25.3%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.0%
2010	1.3%
2009	1.1%
2008	1.6%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Columbia Variable Portfolio-Short Duration US Govt Fund-1 Class - 19766E541

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$16,297	$16,149	1,562
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$16,297

Net Assets	Units Outstanding	Accumulation Unit Value
$16,297	3,228	$5.05

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	33
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	148
Net gain (loss)	181

Increase (decrease) in net assets from operations	$181

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	33	—
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	148	—

Increase (decrease) in net assets from operations	181	—

Contract owner transactions:
Proceeds from units sold	20,510	—
Cost of units redeemed	(2,431)	—
Account charges	(1,963)	—
Increase (decrease)	16,116	—
Net increase (decrease)	16,297	—
Net assets, beginning	—	—
Net assets, ending	$16,297	$—

Units sold	4,100	—
Units redeemed	(872)	—
Net increase (decrease)	3,228	—
Units outstanding, beginning	—	—
Units outstanding, ending	3,228	—

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$20,510
Cost of units redeemed/account charges	(4,394)
Net investment income (loss)	—
Net realized gain (loss)	33
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	148
$16,297

* Date of Fund Inception into Variable Account: 4/28/2011

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.05	3	$16	N/A	1.0%
12/31/2010	5.00	0	0	N/A	0.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Dreyfus Investment Portfolio Technology Growth Service Class - 26202A710

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$137,961	$128,845	11,809
Receivables: investments sold	—
Payables: investments purchased	(266)
Net assets	$137,695

Net Assets	Units Outstanding	Accumulation Unit Value
$137,695	19,726	$6.98

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	22,203
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(41,001)
Net gain (loss)	(18,798)

Increase (decrease) in net assets from operations	$(18,798)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	22,203	508
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(41,001)	37,858

Increase (decrease) in net assets from operations	(18,798)	38,366

Contract owner transactions:
Proceeds from units sold	396,831	279,815
Cost of units redeemed	(395,548)	(268,696)
Account charges	(11,429)	(8,761)
Increase (decrease)	(10,146)	2,358
Net increase (decrease)	(28,944)	40,724
Net assets, beginning	166,639	125,915
Net assets, ending	$137,695	$166,639

Units sold	52,377	46,253
Units redeemed	(54,603)	(45,806)
Net increase (decrease)	(2,226)	447
Units outstanding, beginning	21,952	21,505
Units outstanding, ending	19,726	21,952

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$929,824
Cost of units redeemed/account charges	(819,218)
Net investment income (loss)	154
Net realized gain (loss)	17,819
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	9,116
$137,695

* Date of Fund Inception into Variable Account: 5/28/2004

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.98	20	$138	N/A	-8.0%
12/31/2010	7.59	22	167	N/A	29.7%
12/31/2009	5.86	22	126	N/A	57.1%
12/31/2008	3.73	19	69	N/A	-41.2%
12/31/2007	6.34	8	51	N/A	14.4%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.2%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Dreyfus IP Small Cap Stock Investment Portfolio Service Class - 26202A686

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$6,000	$6,406	492
Receivables: investments sold	—
Payables: investments purchased	(8)
Net assets	$5,992

Net Assets	Units Outstanding	Accumulation Unit Value
$5,992	737	$8.13

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$1
Net investment income (loss)	1

Gain (loss) on investments:
Net realized gain (loss)	(28)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(426)
Net gain (loss)	(454)

Increase (decrease) in net assets from operations	$(453)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1	$—
Net realized gain (loss)	(28)	(9)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(426)	20

Increase (decrease) in net assets from operations	(453)	11

Contract owner transactions:
Proceeds from units sold	7,170	361
Cost of units redeemed	(267)	(106)
Account charges	(622)	(109)
Increase (decrease)	6,281	146
Net increase (decrease)	5,828	157
Net assets, beginning	164	7
Net assets, ending	$5,992	$164

Units sold	828	52
Units redeemed	(111)	(33)
Net increase (decrease)	717	19
Units outstanding, beginning	20	1
Units outstanding, ending	737	20

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$7,545
Cost of units redeemed/account charges	(1,111)
Net investment income (loss)	1
Net realized gain (loss)	(37)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(406)
$5,992

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$8.13	1	$6	N/A	0.6%
12/31/2010	8.08	0	0	N/A	25.8%
12/31/2009	6.42	0	0	N/A	28.5%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Dreyfus Variable Investment Appreciation Service Class - 261976831

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$30,708	$25,929	813
Receivables: investments sold	—
Payables: investments purchased	(6)
Net assets	$30,702

Net Assets	Units Outstanding	Accumulation Unit Value
$30,702	4,250	$7.22

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$422
Net investment income (loss)	422

Gain (loss) on investments:
Net realized gain (loss)	(967)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	2,990
Net gain (loss)	2,023

Increase (decrease) in net assets from operations	$2,445

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$422	$304
Net realized gain (loss)	(967)	(280)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	2,990	3,974

Increase (decrease) in net assets from operations	2,445	3,998

Contract owner transactions:
Proceeds from units sold	4,504	13,734
Cost of units redeemed	(4,280)	(21)
Account charges	(1,640)	(1,341)
Increase (decrease)	(1,416)	12,372
Net increase (decrease)	1,029	16,370
Net assets, beginning	29,673	13,303
Net assets, ending	$30,702	$29,673

Units sold	648	2,397
Units redeemed	(864)	(234)
Net increase (decrease)	(216)	2,163
Units outstanding, beginning	4,466	2,303
Units outstanding, ending	4,250	4,466

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$78,793
Cost of units redeemed/account charges	(58,553)
Net investment income (loss)	2,397
Net realized gain (loss)	981
Realized gain distributions	2,305
Net change in unrealized appreciation (depreciation)	4,779
$30,702

* Date of Fund Inception into Variable Account: 5/28/2004

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.22	4	$31	N/A	8.7%
12/31/2010	6.64	4	30	N/A	15.0%
12/31/2009	5.78	2	13	N/A	22.3%
12/31/2008	4.72	2	11	N/A	-29.7%
12/31/2007	6.72	3	22	N/A	6.9%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.4%
2010	1.4%
2009	2.1%
2008	2.1%
2007	1.4%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Asset Manager Portfolio Initial Class - 922175203

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,500,817	$1,530,130	108,692
Receivables: investments sold	—
Payables: investments purchased	(859)
Net assets	$1,499,958

Net Assets	Units Outstanding	Accumulation Unit Value
$1,499,958	182,908	$8.20

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$31,090
Net investment income (loss)	31,090

Gain (loss) on investments:
Net realized gain (loss)	12,713
Realized gain distributions	7,671
Net change in unrealized appreciation (depreciation)	(83,310)
Net gain (loss)	(62,926)

Increase (decrease) in net assets from operations	$(31,836)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$31,090	$31,003
Net realized gain (loss)	12,713	(8,620)
Realized gain distributions	7,671	9,364
Net change in unrealized appreciation (depreciation)	(83,310)	210,056

Increase (decrease) in net assets from operations	(31,836)	241,803

Contract owner transactions:
Proceeds from units sold	914,416	984,785
Cost of units redeemed	(1,173,550)	(1,029,283)
Account charges	(136,192)	(139,880)
Increase (decrease)	(395,326)	(184,378)
Net increase (decrease)	(427,162)	57,425
Net assets, beginning	1,927,120	1,869,695
Net assets, ending	$1,499,958	$1,927,120

Units sold	107,286	129,520
Units redeemed	(153,358)	(154,385)
Net increase (decrease)	(46,072)	(24,865)
Units outstanding, beginning	228,980	253,845
Units outstanding, ending	182,908	228,980

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$7,728,095
Cost of units redeemed/account charges	(7,023,139)
Net investment income (loss)	730,538
Net realized gain (loss)	(226,614)
Realized gain distributions	320,391
Net change in unrealized appreciation (depreciation)	(29,313)
$1,499,958

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$8.20	183	$1,500	N/A	-2.6%
12/31/2010	8.42	229	1,927	N/A	14.3%
12/31/2009	7.37	254	1,870	N/A	29.1%
12/31/2008	5.70	274	1,563	N/A	-28.7%
12/31/2007	8.00	293	2,344	N/A	15.5%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.8%
2010	1.6%
2009	2.3%
2008	2.8%
2007	6.1%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Equity Income Initial Class - 922174305

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$2,636,531	$2,825,720	141,037
Receivables: investments sold	—
Payables: investments purchased	(547)
Net assets	$2,635,984

Net Assets	Units Outstanding	Accumulation Unit Value
$2,635,984	353,671	$7.45

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$68,723
Net investment income (loss)	68,723

Gain (loss) on investments:
Net realized gain (loss)	(121,173)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	91,995
Net gain (loss)	(29,178)

Increase (decrease) in net assets from operations	$39,545

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$68,723	$48,730
Net realized gain (loss)	(121,173)	(149,254)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	91,995	483,320

Increase (decrease) in net assets from operations	39,545	382,796

Contract owner transactions:
Proceeds from units sold	644,770	678,947
Cost of units redeemed	(759,505)	(722,938)
Account charges	(160,534)	(162,393)
Increase (decrease)	(275,269)	(206,384)
Net increase (decrease)	(235,724)	176,412
Net assets, beginning	2,871,708	2,695,296
Net assets, ending	$2,635,984	$2,871,708

Units sold	86,887	105,738
Units redeemed	(122,258)	(137,153)
Net increase (decrease)	(35,371)	(31,415)
Units outstanding, beginning	389,042	420,457
Units outstanding, ending	353,671	389,042

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$13,632,792
Cost of units redeemed/account charges	(11,484,940)
Net investment income (loss)	938,523
Net realized gain (loss)	(1,632,511)
Realized gain distributions	1,371,309
Net change in unrealized appreciation (depreciation)	(189,189)
$2,635,984

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.45	354	$2,636	N/A	1.0%
12/31/2010	7.38	389	2,872	N/A	15.1%
12/31/2009	6.41	420	2,695	N/A	30.2%
12/31/2008	4.92	797	3,924	N/A	-42.7%
12/31/2007	8.58	697	5,985	N/A	1.5%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.5%
2010	1.8%
2009	1.7%
2008	2.9%
2007	1.8%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Freedom 2005 Portfolio Initial Class - 922174651

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$122	$114	12
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$122

Net Assets	Units Outstanding	Accumulation Unit Value
$122	18	$6.63

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$2
Net investment income (loss)	2

Gain (loss) on investments:
Net realized gain (loss)	1
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(4)
Net gain (loss)	(3)

Increase (decrease) in net assets from operations	$(1)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2	$2
Net realized gain (loss)	1	—
Realized gain distributions	—	1
Net change in unrealized appreciation (depreciation)	(4)	9

Increase (decrease) in net assets from operations	(1)	12

Contract owner transactions:
Proceeds from units sold	—	43
Cost of units redeemed	—	—
Account charges	(4)	(4)
Increase (decrease)	(4)	39
Net increase (decrease)	(5)	51
Net assets, beginning	127	76
Net assets, ending	$122	$127

Units sold	—	6
Units redeemed	(1)	—
Net increase (decrease)	(1)	6
Units outstanding, beginning	19	13
Units outstanding, ending	18	19

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$7,432
Cost of units redeemed/account charges	(7,822)
Net investment income (loss)	12
Net realized gain (loss)	321
Realized gain distributions	171
Net change in unrealized appreciation (depreciation)	8
$122

* Date of Fund Inception into Variable Account: 5/20/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.63	0	$0	N/A	0.2%
12/31/2010	6.62	0	0	N/A	11.3%
12/31/2009	5.95	0	0	N/A	23.1%
12/31/2008	4.83	0	0	N/A	-23.8%
12/31/2007	6.35	0	0	N/A	8.7%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.6%
2010	2.0%
2009	5.3%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Freedom 2010 Portfolio Initial Class - 922174628

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$11,187	$10,875	1,085
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$11,187

Net Assets	Units Outstanding	Accumulation Unit Value
$11,187	1,669	$6.70

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$237
Net investment income (loss)	237

Gain (loss) on investments:
Net realized gain (loss)	1,758
Realized gain distributions	62
Net change in unrealized appreciation (depreciation)	(2,245)
Net gain (loss)	(425)

Increase (decrease) in net assets from operations	$(188)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$237	$423
Net realized gain (loss)	1,758	(536)
Realized gain distributions	62	370
Net change in unrealized appreciation (depreciation)	(2,245)	1,981

Increase (decrease) in net assets from operations	(188)	2,238

Contract owner transactions:
Proceeds from units sold	35	9,236
Cost of units redeemed	(7,639)	(43)
Account charges	(1,669)	(2,270)
Increase (decrease)	(9,273)	6,923
Net increase (decrease)	(9,461)	9,161
Net assets, beginning	20,648	11,487
Net assets, ending	$11,187	$20,648

Units sold	5	1,514
Units redeemed	(1,410)	(372)
Net increase (decrease)	(1,405)	1,142
Units outstanding, beginning	3,074	1,932
Units outstanding, ending	1,669	3,074

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$33,017
Cost of units redeemed/account charges	(23,134)
Net investment income (loss)	1,916
Net realized gain (loss)	(2,398)
Realized gain distributions	1,474
Net change in unrealized appreciation (depreciation)	312
$11,187

* Date of Fund Inception into Variable Account: 5/20/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.70	2	$11	N/A	-0.2%
12/31/2010	6.72	3	21	N/A	13.0%
12/31/2009	5.95	2	11	N/A	24.3%
12/31/2008	4.78	2	11	N/A	-25.1%
12/31/2007	6.38	3	17	N/A	8.7%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.5%
2010	2.6%
2009	3.8%
2008	2.9%
2007	4.5%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Freedom 2015 Portfolio Initial Class - 922174586

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$227,179	$233,346	21,863
Receivables: investments sold	—
Payables: investments purchased	(239)
Net assets	$226,940

Net Assets	Units Outstanding	Accumulation Unit Value
$226,940	33,455	$6.78

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$4,836
Net investment income (loss)	4,836

Gain (loss) on investments:
Net realized gain (loss)	6,849
Realized gain distributions	1,171
Net change in unrealized appreciation (depreciation)	(19,513)
Net gain (loss)	(11,493)

Increase (decrease) in net assets from operations	$(6,657)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,836	$3,431
Net realized gain (loss)	6,849	(913)
Realized gain distributions	1,171	1,803
Net change in unrealized appreciation (depreciation)	(19,513)	12,003

Increase (decrease) in net assets from operations	(6,657)	16,324

Contract owner transactions:
Proceeds from units sold	1,240,907	38,728
Cost of units redeemed	(1,164,833)	(202)
Account charges	(8,823)	(4,115)
Increase (decrease)	67,251	34,411
Net increase (decrease)	60,594	50,735
Net assets, beginning	166,346	115,611
Net assets, ending	$226,940	$166,346

Units sold	179,284	5,914
Units redeemed	(170,264)	(684)
Net increase (decrease)	9,020	5,230
Units outstanding, beginning	24,435	19,205
Units outstanding, ending	33,455	24,435

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$1,406,456
Cost of units redeemed/account charges	(1,194,719)
Net investment income (loss)	12,938
Net realized gain (loss)	3,592
Realized gain distributions	4,840
Net change in unrealized appreciation (depreciation)	(6,167)
$226,940

* Date of Fund Inception into Variable Account: 5/20/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.78	33	$227	N/A	-0.4%
12/31/2010	6.81	24	166	N/A	13.1%
12/31/2009	6.02	19	116	N/A	25.3%
12/31/2008	4.80	1	7	N/A	-27.0%
12/31/2007	6.58	2	16	N/A	9.3%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.5%
2010	2.4%
2009	6.3%
2008	2.1%
2007	3.1%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Freedom 2020 Portfolio Initial Class - 922174552

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$226,996	$231,443	22,227
Receivables: investments sold	—
Payables: investments purchased	(54)
Net assets	$226,942

Net Assets	Units Outstanding	Accumulation Unit Value
$226,942	34,109	$6.65

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$5,001
Net investment income (loss)	5,001

Gain (loss) on investments:
Net realized gain (loss)	(973)
Realized gain distributions	865
Net change in unrealized appreciation (depreciation)	(6,987)
Net gain (loss)	(7,095)

Increase (decrease) in net assets from operations	$(2,094)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$5,001	$4,879
Net realized gain (loss)	(973)	(1,218)
Realized gain distributions	865	1,649
Net change in unrealized appreciation (depreciation)	(6,987)	23,214

Increase (decrease) in net assets from operations	(2,094)	28,524

Contract owner transactions:
Proceeds from units sold	143,325	241,413
Cost of units redeemed	(144,613)	(197,496)
Account charges	(6,282)	(1,346)
Increase (decrease)	(7,570)	42,571
Net increase (decrease)	(9,664)	71,095
Net assets, beginning	236,606	165,511
Net assets, ending	$226,942	$236,606

Units sold	20,880	40,860
Units redeemed	(21,966)	(33,852)
Net increase (decrease)	(1,086)	7,008
Units outstanding, beginning	35,195	28,187
Units outstanding, ending	34,109	35,195

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$666,803
Cost of units redeemed/account charges	(459,840)
Net investment income (loss)	20,276
Net realized gain (loss)	(6,897)
Realized gain distributions	11,047
Net change in unrealized appreciation (depreciation)	(4,447)
$226,942

* Date of Fund Inception into Variable Account: 5/20/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.65	34	$227	N/A	-1.0%
12/31/2010	6.72	35	237	N/A	14.5%
12/31/2009	5.87	28	166	N/A	29.0%
12/31/2008	4.55	28	128	N/A	-32.6%
12/31/2007	6.76	5	35	N/A	10.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.2%
2010	2.4%
2009	3.4%
2008	5.3%
2007	2.5%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Freedom 2025 Portfolio Initial Class - 922174529

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$124,216	$118,847	12,392
Receivables: investments sold	—
Payables: investments purchased	(45)
Net assets	$124,171

Net Assets	Units Outstanding	Accumulation Unit Value
$124,171	18,670	$6.65

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$2,604
Net investment income (loss)	2,604

Gain (loss) on investments:
Net realized gain (loss)	(3,274)
Realized gain distributions	397
Net change in unrealized appreciation (depreciation)	(2,312)
Net gain (loss)	(5,189)

Increase (decrease) in net assets from operations	$(2,585)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,604	$2,243
Net realized gain (loss)	(3,274)	(2,596)
Realized gain distributions	397	614
Net change in unrealized appreciation (depreciation)	(2,312)	14,872

Increase (decrease) in net assets from operations	(2,585)	15,133

Contract owner transactions:
Proceeds from units sold	260,960	220,071
Cost of units redeemed	(238,821)	(196,847)
Account charges	(8,041)	(7,232)
Increase (decrease)	14,098	15,992
Net increase (decrease)	11,513	31,125
Net assets, beginning	112,658	81,533
Net assets, ending	$124,171	$112,658

Units sold	37,878	36,375
Units redeemed	(35,790)	(33,688)
Net increase (decrease)	2,088	2,687
Units outstanding, beginning	16,582	13,895
Units outstanding, ending	18,670	16,582

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$656,262
Cost of units redeemed/account charges	(542,242)
Net investment income (loss)	10,135
Net realized gain (loss)	(12,435)
Realized gain distributions	7,082
Net change in unrealized appreciation (depreciation)	5,369
$124,171

* Date of Fund Inception into Variable Account: 5/20/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.65	19	$124	N/A	-2.1%
12/31/2010	6.79	17	113	N/A	15.8%
12/31/2009	5.87	14	82	N/A	30.1%
12/31/2008	4.51	9	42	N/A	-34.2%
12/31/2007	6.85	10	72	N/A	10.5%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.2%
2010	2.3%
2009	3.9%
2008	2.5%
2007	3.9%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Freedom 2030 Portfolio Initial Class - 922174487

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$104,242	$93,998	10,746
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$104,242

Net Assets	Units Outstanding	Accumulation Unit Value
$104,242	16,135	$6.46

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$2,249
Net investment income (loss)	2,249

Gain (loss) on investments:
Net realized gain (loss)	3,964
Realized gain distributions	313
Net change in unrealized appreciation (depreciation)	(9,701)
Net gain (loss)	(5,424)

Increase (decrease) in net assets from operations	$(3,175)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,249	$1,783
Net realized gain (loss)	3,964	1,634
Realized gain distributions	313	599
Net change in unrealized appreciation (depreciation)	(9,701)	8,745

Increase (decrease) in net assets from operations	(3,175)	12,761

Contract owner transactions:
Proceeds from units sold	71,243	33,227
Cost of units redeemed	(52,211)	(2,231)
Account charges	(7,463)	(6,942)
Increase (decrease)	11,569	24,054
Net increase (decrease)	8,394	36,815
Net assets, beginning	95,848	59,033
Net assets, ending	$104,242	$95,848

Units sold	10,907	5,680
Units redeemed	(9,223)	(1,561)
Net increase (decrease)	1,684	4,119
Units outstanding, beginning	14,451	10,332
Units outstanding, ending	16,135	14,451

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$253,275
Cost of units redeemed/account charges	(156,999)
Net investment income (loss)	7,105
Net realized gain (loss)	(15,594)
Realized gain distributions	6,211
Net change in unrealized appreciation (depreciation)	10,244
$104,242

* Date of Fund Inception into Variable Account: 5/20/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.46	16	$104	N/A	-2.6%
12/31/2010	6.63	14	96	N/A	16.1%
12/31/2009	5.71	10	59	N/A	31.7%
12/31/2008	4.34	7	29	N/A	-38.0%
12/31/2007	7.00	6	39	N/A	11.4%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.2%
2010	2.3%
2009	2.6%
2008	2.7%
2007	3.1%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Freedom Income Portfolio Initial Class - 922174685

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$59,751	$59,962	5,838
Receivables: investments sold	—
Payables: investments purchased	(138)
Net assets	$59,613

Net Assets	Units Outstanding	Accumulation Unit Value
$59,613	8,997	$6.63

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$1,076
Net investment income (loss)	1,076

Gain (loss) on investments:
Net realized gain (loss)	1,995
Realized gain distributions	223
Net change in unrealized appreciation (depreciation)	(3,107)
Net gain (loss)	(889)

Increase (decrease) in net assets from operations	$187

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,076	$635
Net realized gain (loss)	1,995	315
Realized gain distributions	223	909
Net change in unrealized appreciation (depreciation)	(3,107)	857

Increase (decrease) in net assets from operations	187	2,716

Contract owner transactions:
Proceeds from units sold	42,735	573
Cost of units redeemed	(15,287)	(18,673)
Account charges	(1,746)	(1,381)
Increase (decrease)	25,702	(19,481)
Net increase (decrease)	25,889	(16,765)
Net assets, beginning	33,724	50,489
Net assets, ending	$59,613	$33,724

Units sold	6,404	101
Units redeemed	(2,580)	(3,252)
Net increase (decrease)	3,824	(3,151)
Units outstanding, beginning	5,173	8,324
Units outstanding, ending	8,997	5,173

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$105,956
Cost of units redeemed/account charges	(53,696)
Net investment income (loss)	4,523
Net realized gain (loss)	1,125
Realized gain distributions	1,916
Net change in unrealized appreciation (depreciation)	(211)
$59,613

* Date of Fund Inception into Variable Account: 5/20/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.63	9	$60	N/A	1.6%
12/31/2010	6.52	5	34	N/A	7.5%
12/31/2009	6.07	8	50	N/A	15.0%
12/31/2008	5.28	6	31	N/A	-10.4%
12/31/2007	5.89	0	2	N/A	6.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.3%
2010	1.5%
2009	4.1%
2008	6.3%
2007	5.3%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Growth Initial Class - 922174404

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$3,697,856	$3,256,682	100,179
Receivables: investments sold	—
Payables: investments purchased	(2,242)
Net assets	$3,695,614

Net Assets	Units Outstanding	Accumulation Unit Value
$3,695,614	520,508	$7.10

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$14,367
Net investment income (loss)	14,367

Gain (loss) on investments:
Net realized gain (loss)	73,169
Realized gain distributions	13,585
Net change in unrealized appreciation (depreciation)	(87,084)
Net gain (loss)	(330)

Increase (decrease) in net assets from operations	$14,037

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,367	$9,840
Net realized gain (loss)	73,169	67,154
Realized gain distributions	13,585	12,111
Net change in unrealized appreciation (depreciation)	(87,084)	723,341

Increase (decrease) in net assets from operations	14,037	812,446

Contract owner transactions:
Proceeds from units sold	1,213,265	1,360,696
Cost of units redeemed	(1,212,479)	(1,538,285)
Account charges	(302,280)	(306,325)
Increase (decrease)	(301,494)	(483,914)
Net increase (decrease)	(287,457)	328,532
Net assets, beginning	3,983,071	3,654,539
Net assets, ending	$3,695,614	$3,983,071

Units sold	165,753	231,160
Units redeemed	(207,377)	(309,468)
Net increase (decrease)	(41,624)	(78,308)
Units outstanding, beginning	562,132	640,440
Units outstanding, ending	520,508	562,132

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$21,004,895
Cost of units redeemed/account charges	(17,151,844)
Net investment income (loss)	502,226
Net realized gain (loss)	(1,404,407)
Realized gain distributions	303,570
Net change in unrealized appreciation (depreciation)	441,174
$3,695,614

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.10	521	$3,696	N/A	0.2%
12/31/2010	7.09	562	3,983	N/A	24.2%
12/31/2009	5.71	640	3,655	N/A	28.3%
12/31/2008	4.45	720	3,203	N/A	-47.2%
12/31/2007	8.42	793	6,675	N/A	27.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.4%
2010	0.3%
2009	0.4%
2008	0.8%
2007	0.8%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP High Income Initial Class - 922174206

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,341,326	$1,365,271	248,726
Receivables: investments sold	—
Payables: investments purchased	(689)
Net assets	$1,340,637

Net Assets	Units Outstanding	Accumulation Unit Value
$1,340,637	184,636	$7.26

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$92,298
Net investment income (loss)	92,298

Gain (loss) on investments:
Net realized gain (loss)	(48,541)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	14,694
Net gain (loss)	(33,847)

Increase (decrease) in net assets from operations	$58,451

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$92,298	$115,994
Net realized gain (loss)	(48,541)	(20,941)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	14,694	79,301

Increase (decrease) in net assets from operations	58,451	174,354

Contract owner transactions:
Proceeds from units sold	208,403	362,276
Cost of units redeemed	(399,305)	(167,864)
Account charges	(84,135)	(84,103)
Increase (decrease)	(275,037)	110,309
Net increase (decrease)	(216,586)	284,663
Net assets, beginning	1,557,223	1,272,560
Net assets, ending	$1,340,637	$1,557,223

Units sold	29,134	54,894
Units redeemed	(67,608)	(39,312)
Net increase (decrease)	(38,474)	15,582
Units outstanding, beginning	223,110	207,528
Units outstanding, ending	184,636	223,110

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$4,201,560
Cost of units redeemed/account charges	(3,553,528)
Net investment income (loss)	1,055,047
Net realized gain (loss)	(338,497)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(23,945)
$1,340,637

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	`	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.26	185	$1,341		N/A	4.0%
12/31/2010	6.98	223	1,557		N/A	13.8%
12/31/2009	6.13	208	1,273		N/A	44.0%
12/31/2008	4.26	218	930		N/A	-25.0%
12/31/2007	5.68	247	1,402		N/A	2.9%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	6.4%
2010	8.2%
2009	8.3%
2008	9.1%
2007	8.3%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP II ContraFund Initial Class - 922175500

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$8,335,417	$9,507,520	361,364
Receivables: investments sold	—
Payables: investments purchased	(16,801)
Net assets	$8,318,616

Net Assets	Units Outstanding	Accumulation Unit Value
$8,318,616	774,445	$10.74

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$89,407
Net investment income (loss)	89,407

Gain (loss) on investments:
Net realized gain (loss)	(174,640)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(136,380)
Net gain (loss)	(311,020)

Increase (decrease) in net assets from operations	$(221,613)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$89,407	$105,951
Net realized gain (loss)	(174,640)	(131,866)
Realized gain distributions	—	3,848
Net change in unrealized appreciation (depreciation)	(136,380)	1,434,964

Increase (decrease) in net assets from operations	(221,613)	1,412,897

Contract owner transactions:
Proceeds from units sold	2,888,875	2,963,644
Cost of units redeemed	(3,066,355)	(3,492,436)
Account charges	(549,163)	(555,447)
Increase (decrease)	(726,643)	(1,084,239)
Net increase (decrease)	(948,256)	328,658
Net assets, beginning	9,266,872	8,938,214
Net assets, ending	$8,318,616	$9,266,872

Units sold	260,275	312,548
Units redeemed	(326,768)	(422,368)
Net increase (decrease)	(66,493)	(109,820)
Units outstanding, beginning	840,938	950,758
Units outstanding, ending	774,445	840,938

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$27,320,206
Cost of units redeemed/account charges	(23,417,269)
Net investment income (loss)	986,442
Net realized gain (loss)	216,995
Realized gain distributions	4,384,345
Net change in unrealized appreciation (depreciation)	(1,172,103)
$8,318,616

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$10.74	774	$8,319	N/A	-2.5%
12/31/2010	11.02	841	9,267	N/A	17.2%
12/31/2009	9.40	951	8,938	N/A	35.7%
12/31/2008	6.93	985	6,821	N/A	-42.5%
12/31/2007	12.05	1,074	12,939	N/A	17.6%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.0%
2010	1.2%
2009	1.4%
2008	1.0%
2007	1.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Index 500 Initial Class - 922175302

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$10,587,758	$10,814,358	81,847
Receivables: investments sold	—
Payables: investments purchased	(2,367)
Net assets	$10,585,391

Net Assets	Units Outstanding	Accumulation Unit Value
$10,585,391	1,491,726	$7.10

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$213,543
Net investment income (loss)	213,543

Gain (loss) on investments:
Net realized gain (loss)	361,169
Realized gain distributions	284,992
Net change in unrealized appreciation (depreciation)	(578,848)
Net gain (loss)	67,313

Increase (decrease) in net assets from operations	$280,856

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$213,543	$223,011
Net realized gain (loss)	361,169	207,379
Realized gain distributions	284,992	216,201
Net change in unrealized appreciation (depreciation)	(578,848)	988,479

Increase (decrease) in net assets from operations	280,856	1,635,070

Contract owner transactions:
Proceeds from units sold	2,308,834	2,501,809
Cost of units redeemed	(3,618,462)	(2,579,919)
Account charges	(686,223)	(729,869)
Increase (decrease)	(1,995,851)	(807,979)
Net increase (decrease)	(1,714,995	827,091
Net assets, beginning	12,300,386	11,473,295
Net assets, ending	$10,585,391	$12,300,386

Units sold	328,115	422,484
Units redeemed	(605,137)	(551,395)
Net increase (decrease)	(277,022)	(128,911)
Units outstanding, beginning	1,768,748	1,897,659
Units outstanding, ending	1,491,726	1,768,748

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$38,355,351
Cost of units redeemed/account charges	(30,667,131)
Net investment income (loss)	2,372,854
Net realized gain (loss)	(110,639)
Realized gain distributions	861,556
Net change in unrealized appreciation (depreciation)	(226,600)
$10,585,391

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.10	1,492	$10,585	N/A	2.0%
12/31/2010	6.95	1,769	12,300	N/A	15.0%
12/31/2009	6.05	1,898	11,473	N/A	26.6%
12/31/2008	4.78	2,064	9,858	N/A	-37.0%
12/31/2007	7.58	2,067	15,665	N/A	5.4%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.9%
2010	1.9%
2009	2.4%
2008	2.3%
2007	3.7%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Mid Cap Portfolio Service 2 Class - 922176805

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,270,629	$995,942	44,467
Receivables: investments sold	241
Payables: investments purchased	—
Net assets	$1,270,870

Net Assets	Units Outstanding	Accumulation Unit Value
$1,270,870	170,620	$7.45

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$312
Net investment income (loss)	312

Gain (loss) on investments:
Net realized gain (loss)	48,312
Realized gain distributions	2,451
Net change in unrealized appreciation (depreciation)	(206,578)
Net gain (loss)	(155,815)

Increase (decrease) in net assets from operations	$(155,503)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$312	$1,578
Net realized gain (loss)	48,312	53,868
Realized gain distributions	2,451	4,315
Net change in unrealized appreciation (depreciation)	(206,578)	272,554

Increase (decrease) in net assets from operations	(155,503)	332,315

Contract owner transactions:
Proceeds from units sold	215,919	209,271
Cost of units redeemed	(150,681)	(243,418)
Account charges	(89,410)	(91,251)
Increase (decrease)	(24,172)	(125,398)
Net increase (decrease)	(179,675)	206,917
Net assets, beginning	1,450,545	1,243,628
Net assets, ending	$1,270,870	$1,450,545

Units sold	26,846	30,106
Units redeemed	(29,834)	(47,867)
Net increase (decrease)	(2,988)	(17,761)
Units outstanding, beginning	173,608	191,369
Units outstanding, ending	170,620	173,608

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$1,548,477
Cost of units redeemed/account charges	(678,376)
Net investment income (loss)	6,152
Net realized gain (loss)	107,530
Realized gain distributions	12,400
Net change in unrealized appreciation (depreciation)	274,687
$1,270,870

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.45	171	$1,271	N/A	-10.9%
12/31/2010	8.36	174	1,451	N/A	28.6%
12/31/2009	6.50	191	1,244	N/A	30.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.1%
2009	0.7%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Money Market Initial Class - 922174107

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,309,181	$1,309,182	1,309,080
Receivables: investments sold	—
Payables: investments purchased	(101)
Net assets	$1,309,080

Net Assets	Units Outstanding	Accumulation Unit Value
$1,309,080	881,052	$1.49

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$1,538
Net investment income (loss)	1,538

Gain (loss) on investments:
Net realized gain (loss)	—
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(1)
Net gain (loss)	(1)

Increase (decrease) in net assets from operations	$1,537

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,538	$2,469
Net realized gain (loss)	—	—
Realized gain distributions	—	839
Net change in unrealized appreciation (depreciation)	(1)	—

Increase (decrease) in net assets from operations	1,537	3,308

Contract owner transactions:
Proceeds from units sold	776,717	145,599
Cost of units redeemed	(678,347)	(195,652)
Account charges	(114,650)	(104,581)
Increase (decrease)	(16,280)	(154,634)
Net increase (decrease)	(14,743)	(151,326)
Net assets, beginning	1,323,823	1,475,149
Net assets, ending	$1,309,080	$1,323,823

Units sold	523,670	98,300
Units redeemed	(534,561)	(202,666)
Net increase (decrease)	(10,891)	(104,366)
Units outstanding, beginning	891,943	996,309
Units outstanding, ending	881,052	891,943

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$19,445,189
Cost of units redeemed/account charges	(18,585,439)
Net investment income (loss)	448,492
Net realized gain (loss)	—
Realized gain distributions	839
Net change in unrealized appreciation (depreciation)	(1)
$1,309,080

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $1.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$1.49	881	$1,309	N/A	0.1%
12/31/2010	1.48	892	1,324	N/A	0.2%
12/31/2009	1.48	996	1,475	N/A	0.7%
12/31/2008	1.47	1,426	2,096	N/A	3.0%
12/31/2007	1.43	1,305	1,862	N/A	5.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.1%
2010	0.2%
2009	0.8%
2008	3.1%
2007	5.2%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Fidelity VIP Overseas Initial Class - 922174503

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,743,408	$2,094,489	127,914
Receivables: investments sold	61
Payables: investments purchased	—
Net assets	$1,743,469

Net Assets	Units Outstanding	Accumulation Unit Value
$1,743,469	279,397	$6.24

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$28,914
Net investment income (loss)	28,914

Gain (loss) on investments:
Net realized gain (loss)	(123,555)
Realized gain distributions	3,902
Net change in unrealized appreciation (depreciation)	(273,860)
Net gain (loss)	(393,513)

Increase (decrease) in net assets from operations	$(364,599)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$28,914	$28,400
Net realized gain (loss)	(123,555)	(194,798)
Realized gain distributions	3,902	3,872
Net change in unrealized appreciation (depreciation)	(273,860)	413,721

Increase (decrease) in net assets from operations	(364,599)	251,195

Contract owner transactions:
Proceeds from units sold	2,145,988	2,235,600
Cost of units redeemed	(2,109,047)	(2,236,513)
Account charges	(117,761)	(121,602)
Increase (decrease)	(80,820)	(122,515)
Net increase (decrease)	(445,419)	128,680
Net assets, beginning	2,188,888	2,060,208
Net assets, ending	$1,743,469	$2,188,888

Units sold	293,012	342,567
Units redeemed	(304,187)	(361,349)
Net increase (decrease)	(11,175)	(18,782)
Units outstanding, beginning	290,572	309,354
Units outstanding, ending	279,397	290,572

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$22,103,498
Cost of units redeemed/account charges	(20,733,914)
Net investment income (loss)	487,650
Net realized gain (loss)	(734,192)
Realized gain distributions	971,508
Net change in unrealized appreciation (depreciation)	(351,081)
$1,743,469

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.24	279	$1,743	N/A	-17.2%
12/31/2010	7.53	291	2,189	N/A	13.1%
12/31/2009	6.66	309	2,060	N/A	26.5%
12/31/2008	5.26	582	3,063	N/A	-43.8%
12/31/2007	9.37	593	5,550	N/A	17.4%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.5%
2010	1.3%
2009	1.5%
2008	2.8%
2007	3.4%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Franklin Templeton Small Cap Value Securities - 355150673

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$17,304	$16,553	1,092
Receivables: investments sold	—
Payables: investments purchased	(25)
Net assets	$17,279

Net Assets	Units Outstanding	Accumulation Unit Value
$17,279	3,222	$5.36

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$671
Net investment income (loss)	671

Gain (loss) on investments:
Net realized gain (loss)	(2,691)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(4,476)
Net gain (loss)	(7,167)

Increase (decrease) in net assets from operations	$(6,496)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$671	$509
Net realized gain (loss)	(2,691)	1,540
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(4,476)	4,426

Increase (decrease) in net assets from operations	(6,496)	6,475

Contract owner transactions:
Proceeds from units sold	9,904	69,806
Cost of units redeemed	(57,336)	(10,254)
Account charges	(2,407)	(1,561)
Increase (decrease)	(49,839)	57,991
Net increase (decrease)	(56,335)	64,466
Net assets, beginning	73,614	9,148
Net assets, ending	$17,279	$73,614

Units sold	1,985	14,176
Units redeemed	(12,007)	(3,047)
Net increase (decrease)	(10,022)	11,129
Units outstanding, beginning	13,244	2,115
Units outstanding, ending	3,222	13,244

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$93,606
Cost of units redeemed/account charges	(76,801)
Net investment income (loss)	1,310
Net realized gain (loss)	(1,890)
Realized gain distributions	303
Net change in unrealized appreciation (depreciation)	751
$17,279

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.36	3	$17	N/A	-3.5%
12/31/2010	5.56	13	74	N/A	28.5%
12/31/2009	4.33	2	9	N/A	29.5%
12/31/2008	3.34	1	4	N/A	-33.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.5%
2010	1.2%
2009	2.0%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Franklin Templeton VIP Founding Funds Allocation - 355150236

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$69,773	$65,486	9,141
Receivables: investments sold	—
Payables: investments purchased	(24)
Net assets	$69,749

Net Assets	Units Outstanding	Accumulation Unit Value
$69,749	14,550	$4.79

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$7
Net investment income (loss)	7

Gain (loss) on investments:
Net realized gain (loss)	912
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(2,729)
Net gain (loss)	(1,817)

Increase (decrease) in net assets from operations	$(1,810)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$7	$943
Net realized gain (loss)	912	619
Realized gain distributions	—	3
Net change in unrealized appreciation (depreciation)	(2,729)	1,833

Increase (decrease) in net assets from operations	(1,810)	3,398

Contract owner transactions:
Proceeds from units sold	33,683	24,735
Cost of units redeemed	(30)	—
Account charges	(4,099)	(3,012)
Increase (decrease)	29,554	21,723
Net increase (decrease)	27,744	25,121
Net assets, beginning	42,005	16,884
Net assets, ending	$69,749	$42,005

Units sold	6,743	5,473
Units redeemed	(843)	(670)
Net increase (decrease)	5,900	4,803
Units outstanding, beginning	8,650	3,847
Units outstanding, ending	14,550	8,650

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$71,159
Cost of units redeemed/account charges	(8,811)
Net investment income (loss)	1,365
Net realized gain (loss)	1,746
Realized gain distributions	3
Net change in unrealized appreciation (depreciation)	4,287
$69,749

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$4.79	15	$70	N/A	-1.3%
12/31/2010	4.86	9	42	N/A	10.6%
12/31/2009	4.39	4	17	N/A	30.5%
12/31/2008	3.36	0	1	N/A	-32.7%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	3.2%
2009	4.8%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Franklin Templeton VIP Templeton Foreign Securities Fund - 355150392

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$2,537,579	$2,360,369	202,079
Receivables: investments sold	541
Payables: investments purchased	—
Net assets	$2,538,120

Net Assets	Units Outstanding	Accumulation Unit Value
$2,538,120	382,174	$6.64

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$45,637
Net investment income (loss)	45,637

Gain (loss) on investments:
Net realized gain (loss)	80,385
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(431,500)
Net gain (loss)	(351,115)

Increase (decrease) in net assets from operations	$(305,478)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$45,637	$44,013
Net realized gain (loss)	80,385	30,076
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(431,500)	143,429

Increase (decrease) in net assets from operations	(305,478)	217,518

Contract owner transactions:
Proceeds from units sold	615,000	535,406
Cost of units redeemed	(360,750)	(232,958)
Account charges	(173,459)	(166,028)
Increase (decrease)	80,791	136,420
Net increase (decrease)	(224,687)	353,938
Net assets, beginning	2,762,807	2,408,869
Net assets, ending	$2,538,120	$2,762,807

Units sold	83,370	81,967
Units redeemed	(72,965)	(61,588)
Net increase (decrease)	10,405	20,379
Units outstanding, beginning	371,769	351,390
Units outstanding, ending	382,174	371,769

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$3,287,250
Cost of units redeemed/account charges	(1,138,199)
Net investment income (loss)	89,650
Net realized gain (loss)	122,209
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	177,210
$2,538,120

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.64	382	$2,538	N/A	-10.6%
12/31/2010	7.43	372	2,763	N/A	8.4%
12/31/2009	6.86	351	2,409	N/A	37.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.7%
2010	1.7%
2009	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Templeton Global Income Securities - 355150707

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$266,317	$282,766	14,315
Receivables: investments sold	103
Payables: investments purchased	—
Net assets	$266,420

Net Assets	Units Outstanding	Accumulation Unit Value
$266,420	38,828	$6.86

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$17,550
Net investment income (loss)	17,550

Gain (loss) on investments:
Net realized gain (loss)	7,378
Realized gain distributions	1,971
Net change in unrealized appreciation (depreciation)	(33,046)
Net gain (loss)	(23,697)

Increase (decrease) in net assets from operations	$(6,147)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$17,550	$2,650
Net realized gain (loss)	7,378	3,626
Realized gain distributions	1,971	419
Net change in unrealized appreciation (depreciation)	(33,046)	13,878

Increase (decrease) in net assets from operations	(6,147)	20,573

Contract owner transactions:
Proceeds from units sold	177,751	145,830
Cost of units redeemed	(112,306)	(38,431)
Account charges	(14,341)	(7,917)
Increase (decrease)	51,104	99,482
Net increase (decrease)	44,957	120,055
Net assets, beginning	221,463	101,408
Net assets, ending	$266,420	$221,463

Units sold	25,245	22,243
Units redeemed	(18,496)	(7,013)
Net increase (decrease)	6,749	15,230
Units outstanding, beginning	32,079	16,849
Units outstanding, ending	38,828	32,079

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$417,440
Cost of units redeemed/account charges	(175,790)
Net investment income (loss)	27,790
Net realized gain (loss)	11,039
Realized gain distributions	2,390
Net change in unrealized appreciation (depreciation)	(16,449)
$266,420

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.86	39	$266	N/A	-0.6%
12/31/2010	6.90	32	221	N/A	14.7%
12/31/2009	6.02	17	101	N/A	19.0%
12/31/2008	5.06	1	7	N/A	1.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	7.2%
2010	1.6%
2009	14.0%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Invesco V.I. Global Health Care Fund Investor Class - 008892416

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$395,219	$359,217	22,752
Receivables: investments sold	—
Payables: investments purchased	(2)
Net assets	$395,217

Net Assets	Units Outstanding	Accumulation Unit Value
$395,217	59,449	$6.65

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	(16,616)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	31,888
Net gain (loss)	15,272

Increase (decrease) in net assets from operations	$15,272

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	(16,616)	(14,703)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	31,888	32,806

Increase (decrease) in net assets from operations	15,272	18,103

Contract owner transactions:
Proceeds from units sold	994,768	952,300
Cost of units redeemed	(976,680)	(932,396)
Account charges	(23,848)	(24,098)
Increase (decrease)	(5,760)	(4,194)
Net increase (decrease)	9,512	13,909
Net assets, beginning	385,705	371,796
Net assets, ending	$395,217	$385,705

Units sold	146,425	156,247
Units redeemed	(147,285)	(157,150)
Net increase (decrease)	(860)	(903)
Units outstanding, beginning	60,309	61,212
Units outstanding, ending	59,449	60,309

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$3,284,301
Cost of units redeemed/account charges	(3,010,668)
Net investment income (loss)	1,182
Net realized gain (loss)	(10,034)
Realized gain distributions	94,434
Net change in unrealized appreciation (depreciation)	36,002
$395,217

* Date of Fund Inception into Variable Account: 8/28/2001

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.65	59	$395	N/A	3.9%
12/31/2010	6.40	60	386	N/A	5.3%
12/31/2009	6.07	61	372	N/A	27.7%
12/31/2008	4.76	75	357	N/A	-28.6%
12/31/2007	6.66	71	473	N/A	11.9%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.3%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Invesco V.I. Global Real Estate Fund Series I Class - 008892523

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,680,357	$1,680,693	138,443
Receivables: investments sold	348
Payables: investments purchased	—
Net assets	$1,680,705

Net Assets	Units Outstanding	Accumulation Unit Value
$1,680,705	417,937	$4.02

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$68,969
Net investment income (loss)	68,969

Gain (loss) on investments:
Net realized gain (loss)	(112,793)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(69,643)
Net gain (loss)	(182,436)

Increase (decrease) in net assets from operations	$(113,467)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$68,969	$87,835
Net realized gain (loss)	(112,793)	(155,473)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(69,643)	351,198

Increase (decrease) in net assets from operations	(113,467)	283,560

Contract owner transactions:
Proceeds from units sold	276,013	283,366
Cost of units redeemed	(271,851)	(273,652)
Account charges	(118,749)	(124,809)
Increase (decrease)	(114,587)	(115,095)
Net increase (decrease)	(228,054)	168,465
Net assets, beginning	1,908,759	1,740,294
Net assets, ending	$1,680,705	$1,908,759

Units sold	65,576	76,691
Units redeemed	(91,394)	(108,377)
Net increase (decrease)	(25,818)	(31,686)
Units outstanding, beginning	443,755	475,441
Units outstanding, ending	417,937	443,755

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$2,781,431
Cost of units redeemed/account charges	(1,117,351)
Net investment income (loss)	244,922
Net realized gain (loss)	(364,147)
Realized gain distributions	136,186
Net change in unrealized appreciation (depreciation)	(336)
$1,680,705

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$4.02	418	$1,681	N/A	-6.5%
12/31/2010	4.30	444	1,909	N/A	17.5%
12/31/2009	3.66	475	1,740	N/A	31.5%
12/31/2008	2.78	360	1,001	N/A	-44.3%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	3.8%
2010	4.8%
2009	0.0%
2008	17.6%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Invesco V.I. High Yield Fund Series I Class - 008892846

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,049,152	$1,029,343	208,189
Receivables: investments sold	125
Payables: investments purchased	—
Net assets	$1,049,277

Net Assets	Units Outstanding	Accumulation Unit Value
$1,049,277	128,783	$8.15

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$96,538
Net investment income (loss)	96,538

Gain (loss) on investments:
Net realized gain (loss)	(91,696)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	10,492
Net gain (loss)	(81,204)

Increase (decrease) in net assets from operations	$15,334

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$96,538	$134,840
Net realized gain (loss)	(91,696)	(26,916)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	10,492	53,161

Increase (decrease) in net assets from operations	15,334	161,085

Contract owner transactions:
Proceeds from units sold	409,338	841,665
Cost of units redeemed	(723,587)	(733,591)
Account charges	(62,668)	(66,988)
Increase (decrease)	(376,917)	41,086
Net increase (decrease)	(361,583)	202,171
Net assets, beginning	1,410,860	1,208,689
Net assets, ending	$1,049,277	$1,410,860

Units sold	50,382	113,124
Units redeemed	(96,425)	(108,401)
Net increase (decrease)	(46,043)	4,723
Units outstanding, beginning	174,826	170,103
Units outstanding, ending	128,783	174,826

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$3,459,376
Cost of units redeemed/account charges	(2,851,807)
Net investment income (loss)	619,417
Net realized gain (loss)	(197,518)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	19,809
$1,049,277

* Date of Fund Inception into Variable Account: 4/29/2004

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$8.15	129	$1,049	N/A	1.0%
12/31/2010	8.07	175	1,411	N/A	13.6%
12/31/2009	7.11	170	1,209	N/A	52.8%
12/31/2008	4.65	182	845	N/A	-25.7%
12/31/2007	6.26	162	1,014	N/A	1.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	7.8%
2010	10.3%
2009	8.5%
2008	11.4%
2007	8.2%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Invesco V.I. International Growth Fund Series II Class - 008892655

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$2,241,500	$1,991,919	85,967
Receivables: investments sold	538
Payables: investments purchased	—
Net assets	$2,242,038

Net Assets	Units Outstanding	Accumulation Unit Value
$2,242,038	321,307	$6.98

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$25,419
Net investment income (loss)	25,419

Gain (loss) on investments:
Net realized gain (loss)	58,562
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(259,608)
Net gain (loss)	(201,046)

Increase (decrease) in net assets from operations	$(175,627)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$25,419	$37,304
Net realized gain (loss)	58,562	26,102
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(259,608)	186,829

Increase (decrease) in net assets from operations	(175,627)	250,235

Contract owner transactions:
Proceeds from units sold	601,069	360,663
Cost of units redeemed	(273,020)	(212,574)
Account charges	(145,765)	(136,873)
Increase (decrease)	182,284	11,216
Net increase (decrease)	6,657	261,451
Net assets, beginning	2,235,381	1,973,930
Net assets, ending	$2,242,038	$2,235,381

Units sold	80,081	55,220
Units redeemed	(56,730)	(53,542)
Net increase (decrease)	23,351	1,678
Units outstanding, beginning	297,956	296,278
Units outstanding, ending	321,307	297,956

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$2,757,808
Cost of units redeemed/account charges	(943,207)
Net investment income (loss)	86,428
Net realized gain (loss)	91,428
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	249,581
$2,242,038

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.98	321	$2,242	N/A	-7.0%
12/31/2010	7.50	298	2,235	N/A	12.6%
12/31/2009	6.66	296	1,974	N/A	33.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.1%
2010	1.8%
2009	2.4%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Invesco V.I. Utilities Fund Series I Class - 008892259

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$501,985	$474,107	30,023
Receivables: investments sold	603
Payables: investments purchased	—
Net assets	$502,588

Net Assets	Units Outstanding	Accumulation Unit Value
$502,588	56,621	$8.88

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$14,904
Net investment income (loss)	14,904

Gain (loss) on investments:
Net realized gain (loss)	(41,061)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	94,781
Net gain (loss)	53,720

Increase (decrease) in net assets from operations	$68,624

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,904	$15,430
Net realized gain (loss)	(41,061)	(74,855)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	94,781	84,738

Increase (decrease) in net assets from operations	68,624	25,313

Contract owner transactions:
Proceeds from units sold	323,626	266,760
Cost of units redeemed	(288,786)	(288,614)
Account charges	(28,759)	(33,895)
Increase (decrease)	6,081	(55,749)
Net increase (decrease)	74,705	(30,436)
Net assets, beginning	427,883	458,319
Net assets, ending	$502,588	$427,883

Units sold	39,580	38,000
Units redeemed	(39,092)	(45,781)
Net increase (decrease)	488	(7,781)
Units outstanding, beginning	56,133	63,914
Units outstanding, ending	56,621	56,133

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$2,107,201
Cost of units redeemed/account charges	(1,833,316)
Net investment income (loss)	116,300
Net realized gain (loss)	(31,210)
Realized gain distributions	115,735
Net change in unrealized appreciation (depreciation)	27,878
$502,588

* Date of Fund Inception into Variable Account: 8/28/2001

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$8.88	57	$503	N/A	16.4%
12/31/2010	7.62	56	428	N/A	6.3%
12/31/2009	7.17	64	458	N/A	14.9%
12/31/2008	6.24	71	442	N/A	-32.4%
12/31/2007	9.22	89	823	N/A	20.6%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	3.2%
2010	3.5%
2009	4.5%
2008	2.6%
2007	2.1%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Invesco V.I. Core Equity Fund Series II Class - 008892671

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$39	$37	1
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$39

Net Assets	Units Outstanding	Accumulation Unit Value
$39	6	$6.79

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$96
Net investment income (loss)	96

Gain (loss) on investments:
Net realized gain (loss)	(31)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	2
Net gain (loss)	(29)

Increase (decrease) in net assets from operations	$67

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$96	$—
Net realized gain (loss)	(31)	—
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	2	—

Increase (decrease) in net assets from operations	67	—

Contract owner transactions:
Proceeds from units sold	11,997	—
Cost of units redeemed	(11,966)	—
Account charges	(59)	—
Increase (decrease)	(28)	—
Net increase (decrease)	39	—
Net assets, beginning	—	—
Net assets, ending	$39	$—

Units sold	1,780	—
Units redeemed	(1,774)	—
Net increase (decrease)	6	—
Units outstanding, beginning	—	—
Units outstanding, ending	6	—

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$11,997
Cost of units redeemed/account charges	(12,025)
Net investment income (loss)	96
Net realized gain (loss)	(31)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	2
$39

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.79	0	$0	N/A	-0.3%
12/31/2010	6.81	0	0	N/A	9.2%
12/31/2009	6.24	0	0	N/A	24.7%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	492.3%
2010	0.0%
2009	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Invesco V.I. Dividend Growth - Series 1 Class - 00888X104

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$164,588	$176,661	11,721
Receivables: investments sold	—
Payables: investments purchased	(21)
Net assets	$164,567

Net Assets	Units Outstanding	Accumulation Unit Value
$164,567	35,680	$4.61

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	(655)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(12,073)
Net gain (loss)	(12,728)

Increase (decrease) in net assets from operations	$(12,728)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	(655)	—
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(12,073)	—

Increase (decrease) in net assets from operations	(12,728)	—

Contract owner transactions:
Proceeds from units sold	309,532	—
Cost of units redeemed	(125,039)	—
Account charges	(7,198)	—
Increase (decrease)	177,295	—
Net increase (decrease)	164,567	—
Net assets, beginning	—	—
Net assets, ending	$164,567	$—

Units sold	64,326	—
Units redeemed	(28,646)	—
Net increase (decrease)	35,680	—
Units outstanding, beginning	—	—
Units outstanding, ending	35,680	—

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$309,532
Cost of units redeemed/account charges	(132,237)
Net investment income (loss)	—
Net realized gain (loss)	(655)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(12,073)
$164,567

* Date of Fund Inception into Variable Account: 4/28/2011

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$4.61	36	$165	N/A	-7.8%
12/31/2010	5.00	0	0	N/A	0.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Invesco V.I. Capital Development - Series 1 Class - 008892853

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$178,633	$211,515	14,343
Receivables: investments sold	—
Payables: investments purchased	(62)
Net assets	$178,571

Net Assets	Units Outstanding	Accumulation Unit Value
$178,571	43,230	$4.13

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	(1,973)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(32,882)
Net gain (loss)	(34,855)

Increase (decrease) in net assets from operations	$(34,855)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	(1,973)	—
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(32,882)	—

Increase (decrease) in net assets from operations	(34,855)	—

Contract owner transactions:
Proceeds from units sold	474,124	—
Cost of units redeemed	(253,995)	—
Account charges	(6,703)	—
Increase (decrease)	213,426	—
Net increase (decrease)	178,571	—
Net assets, beginning	—	—
Net assets, ending	$178,571	$—

Units sold	102,295	—
Units redeemed	(59,065)	—
Net increase (decrease)	43,230	—
Units outstanding, beginning	—	—
Units outstanding, ending	43,230	—

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$474,124
Cost of units redeemed/account charges	(260,698)
Net investment income (loss)	—
Net realized gain (loss)	(1,973)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(32,882)
$178,571

* Date of Fund Inception into Variable Account: 4/28/2011

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$4.13	43	$179	N/A	-17.4%
12/31/2010	5.00	0	0	N/A	0.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Janus Aspen Flexible Bond Portfolio Institutional Class - 471021501

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$8,383,603	$8,096,826	682,755
Receivables: investments sold	635
Payables: investments purchased	—
Net assets	$8,384,238

Net Assets	Units Outstanding	Accumulation Unit Value
$8,384,238	760,608	$11.02

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$623,960
Net investment income (loss)	623,960

Gain (loss) on investments:
Net realized gain (loss)	97,243
Realized gain distributions	170,122
Net change in unrealized appreciation (depreciation)	(356,658)
Net gain (loss)	(89,293)

Increase (decrease) in net assets from operations	$534,667

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$623,960	$494,990
Net realized gain (loss)	97,243	71,197
Realized gain distributions	170,122	25,595
Net change in unrealized appreciation (depreciation)	(356,658)	9,456

Increase (decrease) in net assets from operations	534,667	601,238

Contract owner transactions:
Proceeds from units sold	1,804,099	2,163,900
Cost of units redeemed	(1,652,744)	(1,580,526)
Account charges	(470,391)	(478,883)
Increase (decrease)	(319,036)	104,491
Net increase (decrease)	215,631	705,729
Net assets, beginning	8,168,607	7,462,878
Net assets, ending	$8,384,238	$8,168,607

Units sold	172,591	218,336
Units redeemed	(203,003)	(207,610)
Net increase (decrease)	(30,412)	10,726
Units outstanding, beginning	791,020	780,294
Units outstanding, ending	760,608	791,020

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$18,605,977
Cost of units redeemed/account charges	(13,805,926)
Net investment income (loss)	2,839,139
Net realized gain (loss)	146,227
Realized gain distributions	312,044
Net change in unrealized appreciation (depreciation)	286,777
$8,384,238

* Date of Fund Inception into Variable Account: 5/30/1999

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$11.02	761	$8,384	N/A	6.7%
12/31/2010	10.33	791	8,169	N/A	8.0%
12/31/2009	9.56	780	7,463	N/A	13.2%
12/31/2008	8.45	1,043	8,812	N/A	6.0%
12/31/2007	7.97	940	7,490	N/A	7.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	7.5%
2010	6.3%
2009	4.6%
2008	4.6%
2007	5.8%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Janus Aspen Forty Portfolio Institutional Class - 471021865

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$39,525	$37,824	1,186
Receivables: investments sold	—
Payables: investments purchased	(106)
Net assets	$39,419

Net Assets	Units Outstanding	Accumulation Unit Value
$39,419	9,852	$4.00

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$152
Net investment income (loss)	152

Gain (loss) on investments:
Net realized gain (loss)	3,236
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(6,198)
Net gain (loss)	(2,962)

Increase (decrease) in net assets from operations	$(2,810)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$152	$157
Net realized gain (loss)	3,236	875
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(6,198)	1,689

Increase (decrease) in net assets from operations	(2,810)	2,721

Contract owner transactions:
Proceeds from units sold	8,545	16,980
Cost of units redeemed	(10,119)	(2,430)
Account charges	(3,421)	(3,864)
Increase (decrease)	(4,995)	10,686
Net increase (decrease)	(7,805)	13,407
Net assets, beginning	47,224	33,817
Net assets, ending	$39,419	$47,224

Units sold	2,023	4,169
Units redeemed	(3,183)	(1,575)
Net increase (decrease)	(1,160)	2,594
Units outstanding, beginning	11,012	8,418
Units outstanding, ending	9,852	11,012

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$66,249
Cost of units redeemed/account charges	(29,830)
Net investment income (loss)	322
Net realized gain (loss)	977
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	1,701
$39,419

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$4.00	10	$39	N/A	-6.7%
12/31/2010	4.29	11	47	N/A	6.7%
12/31/2009	4.02	8	34	N/A	46.3%
12/31/2008	2.75	7	18	N/A	-45.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.4%
2010	0.4%
2009	0.0%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Janus Aspen Overseas Service Class - 471021667

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$64,003	$84,239	1,701
Receivables: investments sold	—
Payables: investments purchased	(338)
Net assets	$63,665

Net Assets	Units Outstanding	Accumulation Unit Value
$63,665	10,455	$6.09

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$249
Net investment income (loss)	249

Gain (loss) on investments:
Net realized gain (loss)	(184)
Realized gain distributions	655
Net change in unrealized appreciation (depreciation)	(24,840)
Net gain (loss)	(24,369)

Increase (decrease) in net assets from operations	$(24,120)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$249	$203
Net realized gain (loss)	(184)	4,695
Realized gain distributions	655	—
Net change in unrealized appreciation (depreciation)	(24,840)	2,232

Increase (decrease) in net assets from operations	(24,120)	7,130

Contract owner transactions:
Proceeds from units sold	35,194	62,453
Cost of units redeemed	(10,851)	(22,837)
Account charges	(7,261)	(2,129)
Increase (decrease)	17,082	37,487
Net increase (decrease)	(7,038)	44,617
Net assets, beginning	70,703	26,086
Net assets, ending	$63,665	$70,703

Units sold	4,976	7,373
Units redeemed	(2,377)	(3,141)
Net increase (decrease)	2,599	4,232
Units outstanding, beginning	7,856	3,624
Units outstanding, ending	10,455	7,856

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$121,679
Cost of units redeemed/account charges	(43,450)
Net investment income (loss)	481
Net realized gain (loss)	4,536
Realized gain distributions	655
Net change in unrealized appreciation (depreciation)	(20,236)
$63,665

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.09	10	$64	N/A	-32.3%
12/31/2010	9.00	8	71	N/A	25.0%
12/31/2009	7.20	4	26	N/A	44.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.4%
2010	0.4%
2009	0.2%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Janus Aspen Perkins Mid Cap Value Portfolio Service Class - 471021451

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$18,226	$18,464	1,191
Receivables: investments sold	—
Payables: investments purchased	(141)
Net assets	$18,085

Net Assets	Units Outstanding	Accumulation Unit Value
$18,085	2,630	$6.88

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$71
Net investment income (loss)	71

Gain (loss) on investments:
Net realized gain (loss)	59
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(719)
Net gain (loss)	(660)

Increase (decrease) in net assets from operations	$(589)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$71	$19
Net realized gain (loss)	59	5
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(719)	480

Increase (decrease) in net assets from operations	(589)	504

Contract owner transactions:
Proceeds from units sold	15,990	4,544
Cost of units redeemed	(1,132)	—
Account charges	(1,103)	(187)
Increase (decrease)	13,755	4,357
Net increase (decrease)	13,166	4,861
Net assets, beginning	4,919	58
Net assets, ending	$18,085	$4,919

Units sold	2,243	714
Units redeemed	(307)	(29)
Net increase (decrease)	1,936	685
Units outstanding, beginning	694	9
Units outstanding, ending	2,630	694

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$20,591
Cost of units redeemed/account charges	(2,422)
Net investment income (loss)	90
Net realized gain (loss)	64
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(238)
$18,085

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.88	3	$18	N/A	-3.0%
12/31/2010	7.09	1	5	N/A	15.4%
12/31/2009	6.14	0	0	N/A	22.9%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.6%
2010	0.8%
2009	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Janus Aspen Worldwide Portfolio Institutional Class - 471021303

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$2,781,995	$2,930,736	107,253
Receivables: investments sold	—
Payables: investments purchased	(11,637)
Net assets	$2,770,358

Net Assets	Units Outstanding	Accumulation Unit Value
$2,770,358	553,844	$5.00

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$18,576
Net investment income (loss)	18,576

Gain (loss) on investments:
Net realized gain (loss)	83,608
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(543,033)
Net gain (loss)	(459,425)

Increase (decrease) in net assets from operations	$(440,849)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$18,576	$19,625
Net realized gain (loss)	83,608	101,497
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(543,033)	361,583

Increase (decrease) in net assets from operations	(440,849)	482,705

Contract owner transactions:
Proceeds from units sold	736,773	893,305
Cost of units redeemed	(739,491)	(869,926)
Account charges	(232,898)	(253,622)
Increase (decrease)	(235,616)	(230,243)
Net increase (decrease)	(676,465)	252,462
Net assets, beginning	3,446,823	3,194,361
Net assets, ending	$2,770,358	$3,446,823

Units sold	132,320	173,970
Units redeemed	(172,870)	(217,658)
Net increase (decrease)	(40,550)	(43,688)
Units outstanding, beginning	594,394	638,082
Units outstanding, ending	553,844	594,394

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$15,360,087
Cost of units redeemed/account charges	(11,864,225)
Net investment income (loss)	545,747
Net realized gain (loss)	(1,122,510)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(148,741)
$2,770,358

* Date of Fund Inception into Variable Account: 5/30/1999

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.00	554	$2,770	N/A	-13.7%
12/31/2010	5.80	594	3,447	N/A	15.8%
12/31/2009	5.01	638	3,194	N/A	37.7%
12/31/2008	3.64	721	2,622	N/A	-44.7%
12/31/2007	6.57	758	4,982	N/A	9.6%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.6%
2010	0.6%
2009	1.4%
2008	1.3%
2007	0.8%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Neuberger Berman AMT Mid Cap Growth Portfolio S Class - 641222856

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$182,278	$179,028	6,772
Receivables: investments sold	183
Payables: investments purchased	—
Net assets	$182,461

	Net Assets	Units Outstanding	Accumulation Unit Value
	$182,461	22,229	$8.21

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	7,706
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(6,122)
Net gain (loss)	1,584

Increase (decrease) in net assets from operations	$1,584

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	7,706	132
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(6,122)	9,331

Increase (decrease) in net assets from operations	1,584	9,463

Contract owner transactions:
Proceeds from units sold	147,757	70,158
Cost of units redeemed	(41,105)	(75)
Account charges	(5,642)	(1,184)
Increase (decrease)	101,010	68,899
Net increase (decrease)	102,594	78,362
Net assets, beginning	79,867	1,505
Net assets, ending	$182,461	$79,867

Units sold	17,953	9,693
Units redeemed	(5,479)	(175)
Net increase (decrease)	12,474	9,518
Units outstanding, beginning	9,755	237
Units outstanding, ending	22,229	9,755

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$219,520
Cost of units redeemed/account charges	(48,148)
Net investment income (loss)	—
Net realized gain (loss)	7,839
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	3,250
$182,461

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$8.21	22	$182	N/A	0.3%
12/31/2010	8.19	10	80	N/A	28.7%
12/31/2009	6.36	0	2	N/A	27.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Neuberger Berman AMT Regency Portfolio I Class - 641222708

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$433,158	$424,371	30,356
Receivables: investments sold	—
Payables: investments purchased	(279)
Net assets	$432,879

	Net Assets	Units Outstanding	Accumulation Unit Value
	$432,879	44,770	$9.67

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$3,081
Net investment income (loss)	3,081

Gain (loss) on investments:
Net realized gain (loss)	(35,554)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(5,903)
Net gain (loss)	(41,457)

Increase (decrease) in net assets from operations	$(38,376)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,081	$3,993
Net realized gain (loss)	(35,554)	(13,970)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(5,903)	126,610

Increase (decrease) in net assets from operations	(38,376)	116,633

Contract owner transactions:
Proceeds from units sold	51,207	130,933
Cost of units redeemed	(156,658)	(49,282)
Account charges	(29,149)	(29,098)
Increase (decrease)	(134,600)	52,553
Net increase (decrease)	(172,976)	169,186
Net assets, beginning	605,855	436,669
Net assets, ending	$432,879	$605,855

Units sold	5,154	14,122
Units redeemed	(18,973)	(8,818)
Net increase (decrease)	(13,819)	5,304
Units outstanding, beginning	58,589	53,285
Units outstanding, ending	44,770	58,589

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$2,800,150
Cost of units redeemed/account charges	(2,610,219)
Net investment income (loss)	29,498
Net realized gain (loss)	57,068
Realized gain distributions	147,595
Net change in unrealized appreciation (depreciation)	8,787
$432,879

* Date of Fund Inception into Variable Account: 5/1/2003

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$9.67	45	$433	N/A	-6.5%
12/31/2010	10.34	59	606	N/A	26.2%
12/31/2009	8.20	53	437	N/A	46.6%
12/31/2008	5.59	61	343	N/A	-45.8%
12/31/2007	10.32	72	748	N/A	3.3%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.6%
2010	0.8%
2009	1.8%
2008	1.2%
2007	0.3%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Neuberger Berman AMT Small Cap Growth Portfolio S Class - 641222880

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$394,500	$403,587	32,520
Receivables: investments sold	—
Payables: investments purchased	(25)
Net assets	$394,475

	Net Assets	Units Outstanding	Accumulation Unit Value
	$394,475	58,435	$6.75

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	(7,301)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	4,648
Net gain (loss)	(2,653)

Increase (decrease) in net assets from operations	$(2,653)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	(7,301)	(5,984)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	4,648	48,147

Increase (decrease) in net assets from operations	(2,653)	42,163

Contract owner transactions:
Proceeds from units sold	150,420	19,091
Cost of units redeemed	(17,631)	(8,798)
Account charges	553	(6,773)
Increase (decrease)	133,342	3,520
Net increase (decrease)	130,689	45,683
Net assets, beginning	263,786	218,103
Net assets, ending	$394,475	$263,786

Units sold	25,143	4,002
Units redeemed	(5,369)	(3,575)
Net increase (decrease)	19,774	427
Units outstanding, beginning	38,661	38,234
Units outstanding, ending	58,435	38,661

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$1,047,733
Cost of units redeemed/account charges	(648,054)
Net investment income (loss)	—
Net realized gain (loss)	(24,179)
Realized gain distributions	28,062
Net change in unrealized appreciation (depreciation)	(9,087)
$394,475

* Date of Fund Inception into Variable Account: 5/1/2003

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.75	58	$394	N/A	-1.1%
12/31/2010	6.82	39	264	N/A	19.6%
12/31/2009	5.70	38	218	N/A	22.8%
12/31/2008	4.65	51	239	N/A	-39.5%
12/31/2007	7.68	49	376	N/A	0.5%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Neuberger Berman Short Duration Bond Portfolio I Class - 007575301

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$324,240	$336,703	30,043
Receivables: investments sold	—
Payables: investments purchased	(67)
Net assets	$324,173

	Net Assets	Units Outstanding	Accumulation Unit Value
	$324,173	55,519	$5.84

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$16,996
Net investment income (loss)	16,996

Gain (loss) on investments:
Net realized gain (loss)	(2,078)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(14,217)
Net gain (loss)	(16,295)

Increase (decrease) in net assets from operations	$701

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$16,996	$14,917
Net realized gain (loss)	(2,078)	(12,619)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(14,217)	12,478

Increase (decrease) in net assets from operations	701	14,776

Contract owner transactions:
Proceeds from units sold	142,445	150,718
Cost of units redeemed	(128,660)	(122,864)
Account charges	(12,696)	(12,027)
Increase (decrease)	1,089	15,827
Net increase (decrease)	1,790	30,603
Net assets, beginning	322,383	291,780
Net assets, ending	$324,173	$322,383

Units sold	24,617	26,154
Units redeemed	(24,470)	(23,546)
Net increase (decrease)	147	2,608
Units outstanding, beginning	55,372	52,764
Units outstanding, ending	55,519	55,372

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$7,219,709
Cost of units redeemed/account charges	(7,055,461)
Net investment income (loss)	325,620
Net realized gain (loss)	(153,232)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(12,463)
$324,173

* Date of Fund Inception into Variable Account: 5/1/2003

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.84	56	$324	N/A	0.3%
12/31/2010	5.82	55	322	N/A	5.3%
12/31/2009	5.53	53	292	N/A	13.3%
12/31/2008	4.88	41	202	N/A	-13.4%
12/31/2007	5.64	586	3,305	N/A	4.8%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	5.3%
2010	4.9%
2009	9.1%
2008	1.5%
2007	2.7%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

OneAmerica Asset Director Portfolio O Class - 682444872

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$7,688,205	$7,449,581	455,900
Receivables: investments sold	—
Payables: investments purchased	(2,185)
Net assets	$7,686,020

	Net Assets	Units Outstanding	Accumulation Unit Value
	$7,686,020	654,741	$11.74

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$164,111
Net investment income (loss)	164,111

Gain (loss) on investments:
Net realized gain (loss)	(20,012)
Realized gain distributions	159,350
Net change in unrealized appreciation (depreciation)	(237,737)
Net gain (loss)	(98,399)

Increase (decrease) in net assets from operations	$65,712

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$164,111	$159,318
Net realized gain (loss)	(20,012)	(80,574)
Realized gain distributions	159,350	—
Net change in unrealized appreciation (depreciation)	(237,737)	777,234

Increase (decrease) in net assets from operations	65,712	855,978

Contract owner transactions:
Proceeds from units sold	2,429,743	3,462,540
Cost of units redeemed	(2,373,189)	(3,577,747)
Account charges	(373,683)	(385,138)
Increase (decrease)	(317,129)	(500,345)
Net increase (decrease)	(251,417)	355,633
Net assets, beginning	7,937,437	7,581,804
Net assets, ending	$7,686,020	$7,937,437

Units sold	207,266	327,640
Units redeemed	(234,176)	(374,069)
Net increase (decrease)	(26,910)	(46,429)
Units outstanding, beginning	681,651	728,080
Units outstanding, ending	654,741	681,651

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$24,306,273
Cost of units redeemed/account charges	(20,707,334)
Net investment income (loss)	1,765,933
Net realized gain (loss)	384,895
Realized gain distributions	1,697,629
Net change in unrealized appreciation (depreciation)	238,624
$7,686,020

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$11.74	655	$7,686	N/A	0.8%
12/31/2010	11.64	682	7,937	N/A	11.8%
12/31/2009	10.41	728	7,582	N/A	26.2%
12/31/2008	8.25	834	6,883	N/A	-25.4%
12/31/2007	11.07	902	9,980	N/A	5.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.1%
2010	2.1%
2009	2.5%
2008	3.3%
2007	2.5%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

OneAmerica Investment Grade Bond Portfolio O Class - 682444880

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$5,829,997	$5,566,018	503,006
Receivables: investments sold	353
Payables: investments purchased	—
Net assets	$5,830,350

Net Assets	Units Outstanding	Accumulation Unit Value
$5,830,350	534,434	$10.91

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$199,199
Net investment income (loss)	199,199

Gain (loss) on investments:
Net realized gain (loss)	32,676
Realized gain distributions	67,786
Net change in unrealized appreciation (depreciation)	112,649
Net gain (loss)	213,111

Increase (decrease) in net assets from operations	$412,310

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$199,199	$229,894
Net realized gain (loss)	32,676	27,995
Realized gain distributions	67,786	75,533
Net change in unrealized appreciation (depreciation)	112,649	58,792

Increase (decrease) in net assets from operations	412,310	392,214

Contract owner transactions:
Proceeds from units sold	1,068,811	1,377,345
Cost of units redeemed	(1,108,166)	(1,178,825)
Account charges	(302,528)	(317,442)
Increase (decrease)	(341,883)	(118,922)
Net increase (decrease)	70,427	273,292
Net assets, beginning	5,759,923	5,486,631
Net assets, ending	$5,830,350	$5,759,923

Units sold	102,881	142,691
Units redeemed	(135,254)	(155,041)
Net increase (decrease)	(32,373)	(12,350)
Units outstanding, beginning	566,807	579,157
Units outstanding, ending	534,434	566,807

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$16,423,013
Cost of units redeemed/account charges	(13,215,107)
Net investment income (loss)	2,117,249
Net realized gain (loss)	63,383
Realized gain distributions	177,833
Net change in unrealized appreciation (depreciation)	263,979
$5,830,350

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$10.91	534	$5,830	N/A	7.4%
12/31/2010	10.16	567	5,760	N/A	7.3%
12/31/2009	9.47	579	5,487	N/A	15.5%
12/31/2008	8.20	653	5,358	N/A	-1.0%
12/31/2007	8.28	666	5,518	N/A	6.4%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	3.4%
2010	4.1%
2009	4.9%
2008	5.4%
2007	5.5%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

OneAmerica Money Market Portfolio O Class - 682444807

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$4,995,413	$4,995,413	4,992,621
Receivables: investments sold	—
Payables: investments purchased	(2,792)
Net assets	$4,992,621

Net assets	Units Outstanding	Accumulation Unit Value
$4,992,621	3,557,133	$1.40

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$1
Net investment income (loss)	1

Gain (loss) on investments:
Net realized gain (loss)	—
Realized gain distributions	1
Net change in unrealized appreciation (depreciation)	—
Net gain (loss)	1

Increase (decrease) in net assets from operations	$2

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1	$352
Net realized gain (loss)	—	—
Realized gain distributions	1	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	2	352

Contract owner transactions:
Proceeds from units sold	32,448,101	33,249,476
Cost of units redeemed	(32,055,458)	(34,521,997)
Account charges	(357,516)	(366,238)
Increase (decrease)	35,127	(1,638,759)
Net increase (decrease)	35,129	(1,638,407)
Net assets, beginning	4,957,492	6,595,899
Net assets, ending	$4,992,621	$4,957,492

Units sold	23,189,378	23,702,806
Units redeemed	(23,164,352)	(24,870,474)
Net increase (decrease)	25,026	(1,167,668)
Units outstanding, beginning	3,532,107	4,699,775
Units outstanding, ending	3,557,133	3,532,107

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$142,508,285
Cost of units redeemed/account charges	(138,275,257)
Net investment income (loss)	759,592
Net realized gain (loss)	—
Realized gain distributions	1
Net change in unrealized appreciation (depreciation)	—
$4,992,621

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $1.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$1.40	3,557	$4,993	N/A	0.0%
12/31/2010	1.40	3,532	4,957	N/A	0.0%
12/31/2009	1.40	4,700	6,596	N/A	0.1%
12/31/2008	1.40	4,735	6,638	N/A	2.2%
12/31/2007	1.37	3,114	4,274	N/A	4.6%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.1%
2008	2.0%
2007	4.7%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

OneAmerica Value Portfolio O Class - 682444708

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$8,080,565	$9,095,148	412,548
Receivables: investments sold	—
Payables: investments purchased	(799)
Net assets	$8,079,766

	Net Assets	Units Outstanding	Accumulation Unit Value
	$8,079,766	749,980	$10.77

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$127,624
Net investment income (loss)	127,624

Gain (loss) on investments:
Net realized gain (loss)	(279,018)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(19,516)
Net gain (loss)	(298,534)

Increase (decrease) in net assets from operations	$(170,910)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$127,624	$129,103
Net realized gain (loss)	(279,018)	(349,818)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(19,516)	1,319,693

Increase (decrease) in net assets from operations	(170,910)	1,098,978

Contract owner transactions:
Proceeds from units sold	4,062,714	4,699,848
Cost of units redeemed	(4,546,083)	(4,783,755)
Account charges	(480,963)	(488,600)
Increase (decrease)	(964,332)	(572,507)
Net increase (decrease)	(1,135,242)	526,471
Net assets, beginning	9,215,008	8,688,537
Net assets, ending	$8,079,766	$9,215,008

Units sold	365,085	480,924
Units redeemed	(450,278)	(539,836)
Net increase (decrease)	(85,193)	(58,912)
Units outstanding, beginning	835,173	894,085
Units outstanding, ending	749,980	835,173

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$30,211,939
Cost of units redeemed/account charges	(25,480,021)
Net investment income (loss)	1,316,324
Net realized gain (loss)	130,677
Realized gain distributions	2,915,430
Net change in unrealized appreciation (depreciation)	(1,014,583)
$8,079,766

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$10.77	750	$8,080	N/A	-2.4%
12/31/2010	11.03	835	9,215	N/A	13.5%
12/31/2009	9.72	894	8,689	N/A	30.3%
12/31/2008	7.46	963	7,182	N/A	-36.9%
12/31/2007	11.83	1,053	12,454	N/A	3.6%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.5%
2010	1.4%
2009	1.7%
2008	2.2%
2007	1.6%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Pioneer Emerging Markets VCT I Class - 724027867

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$779,582	$823,240	32,383
Receivables: investments sold	209
Payables: investments purchased	—
Net assets	$779,791

	Net assets	Units Outstanding	Accumulation Unit Value
	$779,791	224,594	$3.47

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$2,639
Net investment income (loss)	2,639

Gain (loss) on investments:
Net realized gain (loss)	(23,341)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(221,621)
Net gain (loss)	(244,962)

Increase (decrease) in net assets from operations	$(242,323)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,639	$4,667
Net realized gain (loss)	(23,341)	(39,702)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(221,621)	178,532

Increase (decrease) in net assets from operations	(242,323)	143,497

Contract owner transactions:
Proceeds from units sold	165,039	220,852
Cost of units redeemed	(169,326)	(169,333)
Account charges	(66,482)	(72,708)
Increase (decrease)	(70,769)	(21,189)
Net increase (decrease)	(313,092)	122,308
Net assets, beginning	1,092,883	970,575
Net assets, ending	$779,791	$1,092,883

Units sold	40,865	56,302
Units redeemed	(57,389)	(63,354)
Net increase (decrease)	(16,524)	(7,052)
Units outstanding, beginning	241,118	248,170
Units outstanding, ending	224,594	241,118

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$1,582,837
Cost of units redeemed/account charges	(671,800)
Net investment income (loss)	15,624
Net realized gain (loss)	(103,212)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(43,658)
$779,791

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$3.47	225	$780	N/A	-23.4%
12/31/2010	4.53	241	1,093	N/A	15.9%
12/31/2009	3.91	248	971	N/A	74.6%
12/31/2008	2.24	189	423	N/A	-55.2%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.3%
2010	0.5%
2009	1.2%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Pioneer Equity Income VCT Portfolio II Class - 724027826

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$4,606	$4,351	225
Receivables: investments sold	—
Payables: investments purchased	—
Net assets	$4,606

Net assets	Units Outstanding	Accumulation Unit Value
$4,606	593	$7.76

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$53
Net investment income (loss)	53

Gain (loss) on investments:
Net realized gain (loss)	23
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	162
Net gain (loss)	185

Increase (decrease) in net assets from operations	$238

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$53	$12
Net realized gain (loss)	23	6
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	162	92

Increase (decrease) in net assets from operations	238	110

Contract owner transactions:
Proceeds from units sold	3,300	1,042
Cost of units redeemed	—	—
Account charges	(156)	(74)
Increase (decrease)	3,144	968
Net increase (decrease)	3,382	1,078
Net assets, beginning	1,224	146
Net assets, ending	$4,606	$1,224

Units sold	446	154
Units redeemed	(20)	(11)
Net increase (decrease)	426	143
Units outstanding, beginning	167	24
Units outstanding, ending	593	167

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$4,492
Cost of units redeemed/account charges	(235)
Net investment income (loss)	65
Net realized gain (loss)	29
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	255
$4,606

* Date of Fund Inception into Variable Account: 5/1/2009

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.76	1	$5	N/A	5.8%
12/31/2010	7.34	0	1	N/A	19.2%
12/31/2009	6.16	0	0	N/A	23.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.8%
2010	1.8%
2009	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Pioneer Fund Growth Opportunities VCT I Class - 724027230

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,607,281	$1,606,827	71,401
Receivables: investments sold	—
Payables: investments purchased	(1,462)
Net assets	$1,605,819

Net Assets	Units Outstanding	Accumulation Unit Value
$1,605,819	193,066	$8.32

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	1,208
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(37,314)
Net gain (loss)	(36,106)

Increase (decrease) in net assets from operations	$(36,106)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	1,208	(37,292)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(37,314)	329,308

Increase (decrease) in net assets from operations	(36,106)	292,016

Contract owner transactions:
Proceeds from units sold	184,602	157,084
Cost of units redeemed	(155,519)	(225,135)
Account charges	(94,300)	(94,153)
Increase (decrease)	(65,217)	(162,204)
Net increase (decrease)	(101,323)	129,812
Net assets, beginning	1,707,142	1,577,330
Net assets, ending	$1,605,819	$1,707,142

Units sold	21,571	22,372
Units redeemed	(29,115)	(44,595)
Net increase (decrease)	(7,544)	(22,223)
Units outstanding, beginning	200,610	222,833
Units outstanding, ending	193,066	200,610

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$5,192,691
Cost of units redeemed/account charges	(4,322,109)
Net investment income (loss)	79,300
Net realized gain (loss)	183,052
Realized gain distributions	472,431
Net change in unrealized appreciation (depreciation)	454
$1,605,819

* Date of Fund Inception into Variable Account: 5/30/1999

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$8.32	193	$1,606	N/A	-2.3%
12/31/2010	8.51	201	1,707	N/A	20.2%
12/31/2009	7.08	223	1,577	N/A	44.6%
12/31/2008	4.90	258	1,262	N/A	-35.5%
12/31/2007	7.59	271	2,058	N/A	-3.9%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%
2008	0.0%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Pioneer Fund VCT Portfolio I Class - 724027875

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$4,876,738	$5,242,454	244,363
Receivables: investments sold	763
Payables: investments purchased	—
Net assets	$4,877,501

Net Assets	Units Outstanding	Accumulation Unit Value
$4,877,501	1,034,895	$4.71

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$80,864
Net investment income (loss)	80,864

Gain (loss) on investments:
Net realized gain (loss)	(112,150)
Realized gain distributions	291,616
Net change in unrealized appreciation (depreciation)	(478,230)
Net gain (loss)	(298,764)

Increase (decrease) in net assets from operations	$(217,900)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$80,864	$65,360
Net realized gain (loss)	(112,150)	(138,462)
Realized gain distributions	291,616	—
Net change in unrealized appreciation (depreciation)	(478,230)	800,076

Increase (decrease) in net assets from operations	(217,900)	726,974

Contract owner transactions:
Proceeds from units sold	1,391,421	1,460,815
Cost of units redeemed	(1,230,003)	(1,245,148)
Account charges	(322,386)	(327,321)
Increase (decrease)	(160,968)	(111,654)
Net increase (decrease)	(378,868)	615,320
Net assets, beginning	5,256,369	4,641,049
Net assets, ending	$4,877,501	$5,256,369

Units sold	286,658	341,759
Units redeemed	(319,051)	(367,843)
Net increase (decrease)	(32,393)	(26,084)
Units outstanding, beginning	1,067,288	1,093,372
Units outstanding, ending	1,034,895	1,067,288

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$10,739,426
Cost of units redeemed/account charges	(5,840,121)
Net investment income (loss)	346,087
Net realized gain (loss)	(427,918)
Realized gain distributions	425,743
Net change in unrealized appreciation (depreciation)	(365,716)
$4,877,501

* Date of Fund Inception into Variable Account: 5/30/1999

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$4.71	1,035	$4,878	N/A	-4.3%
12/31/2010	4.92	1,067	5,256	N/A	16.0%
12/31/2009	4.24	1,093	4,641	N/A	25.2%
12/31/2008	3.39	898	3,045	N/A	-34.3%
12/31/2007	5.16	666	3,438	N/A	5.0%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.6%
2010	1.3%
2009	1.8%
2008	2.1%
2007	1.3%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Royce Capital Fund Small Cap Investor Class - 78080T105

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$42,999	$40,038	4,269
Receivables: investments sold	—
Payables: investments purchased	(6)
Net assets	$42,993

Net Assets	Units Outstanding	Accumulation Unit Value
$42,993	7,695	$5.59

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$154
Net investment income (loss)	154

Gain (loss) on investments:
Net realized gain (loss)	2,135
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(3,635)
Net gain (loss)	(1,500)

Increase (decrease) in net assets from operations	$(1,346)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$154	$45
Net realized gain (loss)	2,135	3,787
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(3,635)	2,991

Increase (decrease) in net assets from operations	(1,346)	6,823

Contract owner transactions:
Proceeds from units sold	10,933	26,724
Cost of units redeemed	(6,239)	(15,925)
Account charges	(3,310)	(2,451)
Increase (decrease)	1,384	8,348
Net increase (decrease)	38	15,171
Net assets, beginning	42,955	27,784
Net assets, ending	$42,993	$42,955

Units sold	1,887	5,236
Units redeemed	(1,628)	(3,597)
Net increase (decrease)	259	1,639
Units outstanding, beginning	7,436	5,797
Units outstanding, ending	7,695	7,436

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$77,963
Cost of units redeemed/account charges	(44,975)
Net investment income (loss)	215
Net realized gain (loss)	6,627
Realized gain distributions	202
Net change in unrealized appreciation (depreciation)	2,961
$42,993

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.59	8	$43	N/A	-3.3%
12/31/2010	5.78	7	43	N/A	20.5%
12/31/2009	4.79	6	28	N/A	35.2%
12/31/2008	3.54	2	7	N/A	-29.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.4%
2010	0.1%
2009	0.0%
2008	0.5%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

T. Rowe Price Blue Chip Growth Portfolio - 77954T506

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,769,374	$1,293,901	155,362
Receivables: investments sold	210
Payables: investments purchased	—
Net assets	$1,769,584

Net Assets	Units Outstanding	Accumulation Unit Value
$1,769,584	260,670	$6.79

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	60,279
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(30,211)
Net gain (loss)	30,068

Increase (decrease) in net assets from operations	$30,068

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	60,279	26,691
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(30,211)	225,929

Increase (decrease) in net assets from operations	30,068	252,620

Contract owner transactions:
Proceeds from units sold	833,133	789,504
Cost of units redeemed	(773,010)	(745,313)
Account charges	(114,365)	(109,504)
Increase (decrease)	(54,242)	(65,313)
Net increase (decrease)	(24,174)	187,307
Net assets, beginning	1,793,758	1,606,451
Net assets, ending	$1,769,584	$1,793,758

Units sold	121,575	136,461
Units redeemed	(129,139)	(147,825)
Net increase (decrease)	(7,564)	(11,364)
Units outstanding, beginning	268,234	279,598
Units outstanding, ending	260,670	268,234

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$3,643,065
Cost of units redeemed/account charges	(2,417,825)
Net investment income (loss)	1,140
Net realized gain (loss)	67,731
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	475,473
$1,769,584

* Date of Fund Inception into Variable Account: 4/29/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.79	261	$1,770	N/A	1.5%
12/31/2010	6.69	268	1,794	N/A	16.4%
12/31/2009	5.75	280	1,606	N/A	42.2%
12/31/2008	4.04	20	83	N/A	-42.5%
12/31/2007	7.03	15	103	N/A	12.7%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%
2008	0.1%
2007	0.3%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

T. Rowe Price Equity Income Portfolio - 77954T100

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$5,562,993	$6,232,749	286,386
Receivables: investments sold	—
Payables: investments purchased	(1,360)
Net assets	$5,561,633

Net Assets	Units Outstanding	Accumulation Unit Value
$5,561,633	633,810	$8.77

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$103,088
Net investment income (loss)	103,088

Gain (loss) on investments:
Net realized gain (loss)	(125,978)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(31,286)
Net gain (loss)	(157,264)

Increase (decrease) in net assets from operations	$(54,176)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$103,088	$108,943
Net realized gain (loss)	(125,978)	(149,330)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(31,286)	850,951

Increase (decrease) in net assets from operations	(54,176)	810,564

Contract owner transactions:
Proceeds from units sold	855,535	803,008
Cost of units redeemed	(1,014,700)	(777,188)
Account charges	(382,964)	(392,993)
Increase (decrease)	(542,129)	(367,173)
Net increase (decrease)	(596,305)	443,391
Net assets, beginning	6,157,938	5,714,547
Net assets, ending	$5,561,633	$6,157,938

Units sold	99,093	103,137
Units redeemed	(162,039)	(150,086)
Net increase (decrease)	(62,946)	(46,949)
Units outstanding, beginning	696,756	743,705
Units outstanding, ending	633,810	696,756

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$18,051,769
Cost of units redeemed/account charges	(15,011,344)
Net investment income (loss)	1,369,331
Net realized gain (loss)	427,872
Realized gain distributions	1,393,761
Net change in unrealized appreciation (depreciation)	(669,756)
$5,561,633

* Date of Fund Inception into Variable Account: 4/30/1998

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$8.77	634	$5,562	N/A	-0.7%
12/31/2010	8.84	697	6,158	N/A	15.0%
12/31/2009	7.68	744	5,715	N/A	25.6%
12/31/2008	6.12	823	5,033	N/A	-36.1%
12/31/2007	9.58	929	8,896	N/A	3.3%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.8%
2010	1.8%
2009	1.9%
2008	2.4%
2007	1.7%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

T. Rowe Price Limited Term Bond Portfolio - 77954R104

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$5,553,487	$5,548,381	1,117,367
Receivables: investments sold	—
Payables: investments purchased	(172)
Net assets	$5,553,315

Net Assets	Units Outstanding	Accumulation Unit Value
$5,553,315	662,560	$8.38

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$129,979
Net investment income (loss)	129,979

Gain (loss) on investments:
Net realized gain (loss)	15,018
Realized gain distributions	42,948
Net change in unrealized appreciation (depreciation)	(105,525)
Net gain (loss)	(47,559)

Increase (decrease) in net assets from operations	$82,420

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$129,979	$134,635
Net realized gain (loss)	15,018	12,177
Realized gain distributions	42,948	9,837
Net change in unrealized appreciation (depreciation)	(105,525)	(4,495)

Increase (decrease) in net assets from operations	82,420	152,154

Contract owner transactions:
Proceeds from units sold	1,480,379	1,023,441
Cost of units redeemed	(976,416)	(425,401)
Account charges	(298,648)	(285,817)
Increase (decrease)	205,315	312,223
Net increase (decrease)	287,735	464,377
Net assets, beginning	5,265,580	4,801,203
Net assets, ending	$5,553,315	$5,265,580

Units sold	177,965	126,442
Units redeemed	(153,699)	(88,191)
Net increase (decrease)	24,266	38,251
Units outstanding, beginning	638,294	600,043
Units outstanding, ending	662,560	638,294

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$12,633,617
Cost of units redeemed/account charges	(8,088,401)
Net investment income (loss)	986,641
Net realized gain (loss)	(36,433)
Realized gain distributions	52,785
Net change in unrealized appreciation (depreciation)	5,106
$5,553,315

* Date of Fund Inception into Variable Account: 5/1/2000

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$8.38	663	$5,553	N/A	1.6%
12/31/2010	8.25	638	5,266	N/A	3.1%
12/31/2009	8.00	600	4,801	N/A	8.3%
12/31/2008	7.39	691	5,103	N/A	1.6%
12/31/2007	7.28	313	2,279	N/A	5.5%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.4%
2010	2.7%
2009	3.5%
2008	4.0%
2007	4.2%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

T. Rowe Price Mid Cap Growth Portfolio - 77954T407

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$2,671,889	$2,851,902	125,629
Receivables: investments sold	242
Payables: investments purchased	—
Net assets	$2,672,131

Net Assets	Units Outstanding	Accumulation Unit Value
$2,672,131	259,655	$10.29

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$—
Net investment income (loss)	—

Gain (loss) on investments:
Net realized gain (loss)	51,517
Realized gain distributions	319,616
Net change in unrealized appreciation (depreciation)	(395,678)
Net gain (loss)	(24,545)

Increase (decrease) in net assets from operations	$(24,545)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—
Net realized gain (loss)	51,517	13,699
Realized gain distributions	319,616	148,957
Net change in unrealized appreciation (depreciation)	(395,678)	497,254

Increase (decrease) in net assets from operations	(24,545)	659,910

Contract owner transactions:
Proceeds from units sold	196,085	228,403
Cost of units redeemed	(326,139)	(231,408)
Account charges	(133,052)	(130,793)
Increase (decrease)	(263,106)	(133,798)
Net increase (decrease)	(287,651)	526,112
Net assets, beginning	2,959,782	2,433,670
Net assets, ending	$2,672,131	$2,959,782

Units sold	18,644	27,455
Units redeemed	(42,939)	(42,625)
Net increase (decrease)	(24,295)	(15,170)
Units outstanding, beginning	283,950	299,120
Units outstanding, ending	259,655	283,950

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$5,707,122
Cost of units redeemed/account charges	(5,067,984)
Net investment income (loss)	8,538
Net realized gain (loss)	672,441
Realized gain distributions	1,532,027
Net change in unrealized appreciation (depreciation)	(180,013)
$2,672,131

* Date of Fund Inception into Variable Account: 5/1/2000

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$10.29	260	$2,672	N/A	-1.3%
12/31/2010	10.42	284	2,960	N/A	28.1%
12/31/2009	8.14	299	2,434	N/A	45.6%
12/31/2008	5.59	337	1,885	N/A	-39.8%
12/31/2007	9.27	366	3,395	N/A	17.5%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.0%
2010	0.0%
2009	0.0%
2008	0.0%
2007	0.2%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Timothy Conservative Growth Variable - 887432714

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$471,380	$489,541	42,977
Receivables: investments sold	85
Payables: investments purchased	—
Net assets	$471,465

Net Assets	Units Outstanding	Accumulation Unit Value
$471,465	72,308	$6.52

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$7,463
Net investment income (loss)	7,463

Gain (loss) on investments:
Net realized gain (loss)	(3,315)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	3,020
Net gain (loss)	(295)

Increase (decrease) in net assets from operations	$7,168

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,463	$5,497
Net realized gain (loss)	(3,315)	(11,055)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	3,020	52,236

Increase (decrease) in net assets from operations	7,168	46,678

Contract owner transactions:
Proceeds from units sold	76,697	7,595
Cost of units redeemed	(11,292)	(28,507)
Account charges	(15,123)	(13,348)
Increase (decrease)	50,282	(34,260)
Net increase (decrease)	57,450	12,418
Net assets, beginning	414,015	401,597
Net assets, ending	$471,465	$414,015

Units sold	11,638	1,303
Units redeemed	(4,031)	(7,175)
Net increase (decrease)	7,607	(5,872)
Units outstanding, beginning	64,701	70,573
Units outstanding, ending	72,308	64,701

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$755,693
Cost of units redeemed/account charges	(296,679)
Net investment income (loss)	35,031
Net realized gain (loss)	(47,749)
Realized gain distributions	43,330
Net change in unrealized appreciation (depreciation)	(18,161)
$471,465

* Date of Fund Inception into Variable Account: 4/29/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$6.52	72	$471	N/A	1.9%
12/31/2010	6.40	65	414	N/A	12.4%
12/31/2009	5.69	71	402	N/A	22.8%
12/31/2008	4.63	76	351	N/A	-28.5%
12/31/2007	6.48	65	424	N/A	8.8%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.7%
2010	1.3%
2009	1.7%
2008	2.6%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Timothy Strategic Growth Variable - 887432722

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$255,749	$236,856	28,269
Receivables: investments sold	86
Payables: investments purchased	—
Net assets	$255,835

Net Assets	Units Outstanding	Accumulation Unit Value
$255,835	42,901	$5.96

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$1,396
Net investment income (loss)	1,396

Gain (loss) on investments:
Net realized gain (loss)	41,291
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(49,009)
Net gain (loss)	(7,718)

Increase (decrease) in net assets from operations	$(6,322)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,396	$2,209
Net realized gain (loss)	41,291	(88,308)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(49,009)	121,525

Increase (decrease) in net assets from operations	(6,322)	35,426

Contract owner transactions:
Proceeds from units sold	250,079	276,877
Cost of units redeemed	(282,029)	(373,251)
Account charges	(16,245)	(19,416)
Increase (decrease)	(48,195)	(115,790)
Net increase (decrease)	(54,517)	(80,364)
Net assets, beginning	310,352	390,716
Net assets, ending	$255,835	$310,352

Units sold	39,867	50,431
Units redeemed	(47,082)	(73,104)
Net increase (decrease)	(7,215)	(22,673)
Units outstanding, beginning	50,116	72,789
Units outstanding, ending	42,901	50,116

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$1,186,786
Cost of units redeemed/account charges	(924,906)
Net investment income (loss)	11,689
Net realized gain (loss)	(82,818)
Realized gain distributions	46,191
Net change in unrealized appreciation (depreciation)	18,893
$255,835

* Date of Fund Inception into Variable Account: 4/29/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$5.96	43	$256	N/A	-3.7%
12/31/2010	6.19	50	310	N/A	15.4%
12/31/2009	5.37	73	391	N/A	29.5%
12/31/2008	4.15	56	232	N/A	-39.6%
12/31/2007	6.86	38	263	N/A	10.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.5%
2010	0.6%
2009	0.8%
2008	1.8%
2007	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Vanguard VIF Diversified Value - 921925871

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,371,065	$1,075,370	109,090
Receivables: investments sold	206
Payables: investments purchased	—
Net assets	$1,371,271

Net Assets	Units Outstanding	Accumulation Unit Value
$1,371,271	276,027	$4.97

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$28,697
Net investment income (loss)	28,697

Gain (loss) on investments:
Net realized gain (loss)	49,678
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(21,867)
Net gain (loss)	27,811

Increase (decrease) in net assets from operations	$56,508

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$28,697	$33,335
Net realized gain (loss)	49,678	21,291
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(21,867)	66,139

Increase (decrease) in net assets from operations	56,508	120,765

Contract owner transactions:
Proceeds from units sold	178,070	223,409
Cost of units redeemed	(197,860)	(147,506)
Account charges	(89,881)	(91,913)
Increase (decrease)	(109,671)	(16,010)
Net increase (decrease)	(53,163)	104,755
Net assets, beginning	1,424,434	1,319,679
Net assets, ending	$1,371,271	$1,424,434

Units sold	37,075	51,907
Units redeemed	(59,013)	(55,758)
Net increase (decrease)	(21,938)	(3,851)
Units outstanding, beginning	297,965	301,816
Units outstanding, ending	276,027	297,965

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$1,585,778
Cost of units redeemed/account charges	(650,540)
Net investment income (loss)	62,519
Net realized gain (loss)	77,819
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	295,695
$1,371,271

* Date of Fund Inception into Variable Account: 5/1/2008

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$4.97	276	$1,371	N/A	3.9%
12/31/2010	4.78	298	1,424	N/A	9.3%
12/31/2009	4.37	302	1,320	N/A	27.1%
12/31/2008	3.44	0	0	N/A	-31.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	2.1%
2010	2.4%
2009	0.1%
2008	0.0%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Vanguard VIF Mid Cap Index Portfolio - 921925855

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$2,226,409	$1,964,012	153,659
Receivables: investments sold	118
Payables: investments purchased	—
Net assets	$2,226,527

Net Assets	Units Outstanding	Accumulation Unit Value
$2,226,527	309,974	$7.18

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$20,966
Net investment income (loss)	20,966

Gain (loss) on investments:
Net realized gain (loss)	(56,403)
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(14,492)
Net gain (loss)	(70,895)

Increase (decrease) in net assets from operations	$(49,929)

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$20,966	$18,461
Net realized gain (loss)	(56,403)	(150,425)
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(14,492)	571,368

Increase (decrease) in net assets from operations	(49,929)	439,404

Contract owner transactions:
Proceeds from units sold	1,604,909	1,378,651
Cost of units redeemed	(1,344,564)	(1,364,503)
Account charges	(128,792)	(115,628)
Increase (decrease)	131,553	(101,480)
Net increase (decrease)	81,624	337,924
Net assets, beginning	2,144,903	1,806,979
Net assets, ending	$2,226,527	$2,144,903

Units sold	215,520	222,835
Units redeemed	(198,075)	(239,266)
Net increase (decrease)	17,445	(16,431)
Units outstanding, beginning	292,529	308,960
Units outstanding, ending	309,974	292,529

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$6,953,151
Cost of units redeemed/account charges	(4,875,477)
Net investment income (loss)	113,292
Net realized gain (loss)	(667,608)
Realized gain distributions	440,772
Net change in unrealized appreciation (depreciation)	262,397
$2,226,527

* Date of Fund Inception into Variable Account: 4/29/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.18	310	$2,227	N/A	-2.0%
12/31/2010	7.33	293	2,145	N/A	25.4%
12/31/2009	5.85	309	1,807	N/A	40.4%
12/31/2008	4.17	356	1,481	N/A	-41.8%
12/31/2007	7.16	249	1,782	N/A	6.1%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	1.0%
2010	0.9%
2009	1.8%
2008	1.5%
2007	1.1%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Vanguard VIF Small Company Growth Portfolio - 921925889

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$308,954	$266,312	17,275
Receivables: investments sold	111
Payables: investments purchased	—
Net assets	$309,065

Net Assets	Units Outstanding	Accumulation Unit Value
$309,065	40,307	$7.67

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$622
Net investment income (loss)	622

Gain (loss) on investments:
Net realized gain (loss)	41,548
Realized gain distributions	—
Net change in unrealized appreciation (depreciation)	(39,713)
Net gain (loss)	1,835

Increase (decrease) in net assets from operations	$2,457

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$622	$812
Net realized gain (loss)	41,548	3,194
Realized gain distributions	—	—
Net change in unrealized appreciation (depreciation)	(39,713)	64,721

Increase (decrease) in net assets from operations	2,457	68,727

Contract owner transactions:
Proceeds from units sold	1,387,624	1,190,615
Cost of units redeemed	(1,346,370)	(1,187,757)
Account charges	(21,755)	(16,093)
Increase (decrease)	19,499	(13,235)
Net increase (decrease)	21,956	55,492
Net assets, beginning	287,109	231,617
Net assets, ending	$309,065	$287,109

Units sold	176,259	193,368
Units redeemed	(173,905)	(195,765)
Net increase (decrease)	2,354	(2,397)
Units outstanding, beginning	37,953	40,350
Units outstanding, ending	40,307	37,953

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$4,677,428
Cost of units redeemed/account charges	(4,293,384)
Net investment income (loss)	10,822
Net realized gain (loss)	(255,212)
Realized gain distributions	126,769
Net change in unrealized appreciation (depreciation)	42,642
$309,065

* Date of Fund Inception into Variable Account: 4/29/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.67	40	$309	N/A	1.4%
12/31/2010	7.56	38	287	N/A	31.8%
12/31/2009	5.74	40	232	N/A	39.4%
12/31/2008	4.12	33	135	N/A	-39.5%
12/31/2007	6.80	165	1,126	N/A	3.8%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	0.2%
2010	0.3%
2009	1.0%
2008	1.0%
2007	0.1%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

Vanguard VIF Total Bond Market Index Portfolio - 921925202

Statement of Net Assets

December 31, 2011

	Investments at Value	Cost of Investments	Mutual Fund Shares
Investments	$1,762,058	$1,638,349	141,784
Receivables: investments sold	324
Payables: investments purchased	—
Net assets	$1,762,382

Net Assets	Units Outstanding	Accumulation Unit Value
$1,762,382	243,385	$7.24

Statement of Operations

For the period ended December 31, 2011

Investment Income:
Dividend income	$52,025
Net investment income (loss)	52,025

Gain (loss) on investments:
Net realized gain (loss)	18,151
Realized gain distributions	14,130
Net change in unrealized appreciation (depreciation)	40,035
Net gain (loss)	72,316

Increase (decrease) in net assets from operations	$124,341

Statement of Changes in Net Assets

	Period ended December 31, 2011 *	Period ended December 31, 2010 *
Increase (decrease) in net assets from operations:
Net investment income (loss)	$52,025	$54,989
Net realized gain (loss)	18,151	12,229
Realized gain distributions	14,130	2,673
Net change in unrealized appreciation (depreciation)	40,035	24,444

Increase (decrease) in net assets from operations	124,341	94,335

Contract owner transactions:
Proceeds from units sold	948,590	982,424
Cost of units redeemed	(811,288)	(893,459)
Account charges	(87,182)	(85,356)
Increase (decrease)	50,120	3,609
Net increase (decrease)	174,461	97,944
Net assets, beginning	1,587,921	1,489,977
Net assets, ending	$1,762,382	$1,587,921

Units sold	137,011	149,813
Units redeemed	(129,698)	(149,650)
Net increase (decrease)	7,313	163
Units outstanding, beginning	236,072	235,909
Units outstanding, ending	243,385	236,072

Cumulative Net Assets at December 31, 2011

Proceeds from units sold	$3,879,060
Cost of units redeemed/account charges	(2,428,209)
Net investment income (loss)	135,504
Net realized gain (loss)	35,515
Realized gain distributions	16,803
Net change in unrealized appreciation (depreciation)	123,709
$1,762,382

* Date of Fund Inception into Variable Account: 4/29/2005

Unit value on date of inception: $5.00

Financial Highlights

Accumulation Unit Value - A summary of unit values, units outstanding, net assets, expense ratios (excluding expenses of the underlying mutual funds and account charges), and the total return for each of the five years for the period ending December 31 or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense charges. The Variable Account uses these unit values for processing participant transactions. See Note 1 for additional information.

	Unit Value	Units Outstanding (000s)	Net Assets (000s)	Expense as a % of Average Net Assets	Total Return
12/31/2011	$7.24	243	$1,762	N/A	7.7%
12/31/2010	6.73	236	1,588	N/A	6.5%
12/31/2009	6.32	236	1,490	N/A	5.9%
12/31/2008	5.96	63	374	N/A	5.2%
12/31/2007	5.67	29	162	N/A	6.9%

Investment income ratio - The following represents the ratio of gross income (ie; dividend income) to average net assets expressed as a percent. The information pertains to the past five years or from commencement date. A zero ratio indicates no gross income has been received during the year.

2011	3.1%
2010	3.6%
2009	1.8%
2008	3.3%
2007	2.2%

The accompanying notes are an integral part of the financial statements

AUL American Individual Variable Life Unit Trust

NOTES TO FINANCIAL STATEMENTS

1.     Organization and Summary of Significant Accounting Policies

The AUL American Individual Variable Life Unit Trust (Variable Account) was established by American United Life Insurance Company (AUL) on July 10, 1997, under procedures established by Indiana law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  The Variable Account commenced operations on April 30, 1998.  The Variable Account is a segregated investment account for individual variable life insurance contracts issued by AUL and invests exclusively in shares of mutual fund portfolios of registered investment companies offered by:

Fund Family

Alger

AllianceBernstein

American Century

Calvert

Columbia

Dreyfus

Fidelity Investments

Franklin Templeton Investments

Invesco

Janus

Neuberger Berman

OneAmerica Funds

Pioneer Investments

Royce Capital

T. Rowe Price

Timothy

Vanguard

This annual report includes information related to investment subaccounts which are available for investment but for which there has been no investing or income and expense transactions through December 31, 2011 or for which investment income and expense transactions commenced or ended at various dates during 2011 and prior years.

For periods after offering of the subaccount but prior to commencement of investing transactions, management has presented the unit values, expenses as a percentage of average net assets and total return for these investment subaccounts using an inception date unit value of $5.00, adjusted for performance of the underlying mutual fund investment and contractual expense rates.

The Report of Independent Registered Public Accounting Firm appearing on page 3 does not cover the financial statements and financial highlights presented as “unaudited”.

AUL American Individual Variable Life Unit Trust

NOTES TO FINANCIAL STATEMENTS

1.     Organizations and Summary of Significant Accounting Policies (continued)

For the period ending December 31, 2010, the subaccounts listed below did not have any investing or other transactions during this period. For each of these subaccounts, the Statement of Changes in Net Assets for the period ending December 31, 2010, and unit values and total returns in the related financial highlights for periods prior to 2011 have not been audited.

Period Ending	Subaccount
12/31/10	Columbia Variable Portfolio-Short Duration US Govt Fund-1 Class - 19766E541
12/31/10	Invesco V.I. Core Equity Fund Series II Class - 008892671
12/31/10	Invesco V.I. Dividend Growth - Series 1 Class - 00888X104
12/31/10	Invesco V.I. Capital Development - Series 1 Class - 008892853

Accumulation unit values and total returns for subaccounts with zero net assets at the period end represent amounts based on the performance of the underlying mutual fund for the respective period, less contractual expense rates.

Accumulation Units and Unit Value Classes

In the Statement of Net Assets, the units outstanding and accumulation unit values have been rounded to the nearest whole unit or nearest cent, respectively.

Fair Value Measurements

The value of investments is based on the closing Net Asset Value per share (NAV) reported by the underlying mutual funds (which value their investment securities at market value or, in the absence of readily available market quotations, at fair value) and the number of shares owned by the Variable Account.  Investment transactions are accounted for on the trade date. Dividend income and capital gains from realized gains distributions are recorded on the ex-date. Realized gains and losses are calculated using the first in, first out (FIFO) accounting basis.

Various inputs are used in determining the value of the Variable Account’s subaccount investments. These inputs are summarized in the three broad levels listed below.

Level 1 –        Unadjusted quoted prices in active markets for identical assets or liabilities that the Variable Account has the ability to access.

Level 2 –        Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

AUL American Individual Variable Life Unit Trust

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Summary of Significant Accounting Policies (continued)

Level 3 –        Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Variable Account’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Variable Account subaccount’s assets carried at fair value:

Investments
Valuation inputs	in Securities
Level 1 - Quoted Prices	$125,380,461
Level 2 - Other Significant Observable Inputs	$0
Level 3 - Significant Unobservable Inputs	$0
Total	$125,380,461

The investments in each subaccount are all classified as Level 1.

For the year ended December 31, 2011, the Variable Account did not change its valuation methodology and did not use significant unobservable inputs (Level 3) in determining the valuation of investments.

Related Party Transactions

AUL, the sponsor of the Variable Account, also acts as the investment advisor for OneAmerica Funds, Inc. (“the Fund”), a mutual fund offered within the Variable Account.  The Fund is comprised of Value, Money Market, Asset Director, Investment Grade Bond, and Socially Responsive (not available for the Variable Account) portfolios.  The Fund has an investment advisory agreement with AUL.  Under the investment advisory agreement, AUL is compensated for its services by an annual fee based on the average daily net assets of each portfolio as follows:

Value	0.50%
Money Market	0.40%
Investment Grade Bond	0.50%
Asset Director	0.50%

Such fees are included in the calculation of the Net Asset Value per share of the underlying mutual funds.

Taxes

Operations of the Variable Account are part of, and are taxed with, the operations of AUL, which is taxed as a “life insurance company” under the Internal Revenue Code.  Under current law, investment income, including realized and unrealized capital gains of the investment accounts is not taxed to AUL to the extent it is applied to increase reserves under the contracts.  The Variable Account has not been charged for federal and state income taxes since none have been imposed.

AUL American Individual Variable Life Unit Trust

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Summary of Significant Accounting Policies (continued)

Management of the Variable Account has reviewed all open tax years (2008-2011) and major jurisdictions and concluded that there are no significant uncertainties that would impact the Variable Account net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. Management of the Variable Account is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Reporting Periods

Periods less than a calendar year represents the date of first offering of the subaccount to the end of the applicable year. Expense ratios for such periods are annualized. Total returns and income ratios are not annualized.

2.  Account Charges

With respect to variable life insurance policies funded by the Variable Account, total account charges during the periods ended December 31, 2011 and 2010 were $7,947,745 and $8,120,025 respectively. The account charges, including mortality and expense charges, are recorded as redemptions of units in the accompanying Statement of Changes in Net Assets. Account charge deductions by policy are described as follows:

Modified Single Premium Policy: AUL assesses (1) cost of insurance charges, (2) monthly administrative charges not to exceed 0.40% of the account value on an annual basis, (3) mortality and expense charges of 0.90% per year for the first 10 policy years and 0.80% per year thereafter, (4) federal tax charges equal to 0.15% of the account value each year for the first 10 years, (5) an annual contract charge of $30.00 each year in which an individual policy’s account value does not exceed a specific amount, (6) in the event of surrender, a surrender charge of 10% decreasing to 0% of premiums surrendered, depending upon policy duration and (7) monthly premium tax charges at an annual rate of 0.25% of the account value during the first ten policy years.  The cost of additional policy riders is assessed on a monthly basis and will vary depending upon the riders chosen.

AUL American Individual Variable Life Unit Trust

NOTES TO FINANCIAL STATEMENTS

2.  Account Charges (continued)

Flexible Premium Adjustable Policy: AUL assesses (1) cost of insurance charges, (2) monthly administrative charges of $17.50 per month in the first year and $10.00 per month thereafter, (3) mortality and expense charges of 0.75% per year for the first 10 policy years and 0.25% thereafter and (4) state and local premium taxes of 2.5% of premium and sales charges of 2.5% of premium and (5) in the event of a surrender, 100% of target premium for the first five contract years, reduced by 10% each year for contract years 6 through 15.  The cost of additional policy riders is assessed on a monthly basis and will vary depending upon the riders chosen.

American Accumulator Policy: AUL assesses (1) cost of insurance charges, (2) monthly administrative charges of $25.00 per month in the first year and $10.00 per month thereafter, (3) mortality and expense charges of 0.75% per year for the first 10 policy years and 0.25% thereafter and (4) premium expense charge is 6% of each premium paid (5) in the event of a surrender in policy year 1, a surrender charge percentage is assessed based on issue age. The surrender charge percentage is then graded down over the next 9 policy years. The cost of additional policy riders is assessed on a monthly basis and will vary depending upon the riders chosen.

3.     Investment Transactions

The proceeds from sales and cost of purchases of investments, excluding short term securities, for the period ended December 31, 2011, by each subaccount, are shown below:

Fund Name	Class	Sales	Purchases
Alger Large Cap Growth	I-2	$1,792,515	$1,171,341
Alger Small Cap Growth	I-2	1,336,612	870,830
AllianceBernstein VPS International Growth	A	14,771	21,121
AllianceBernstein VPS International Value	A	2,023,203	1,097,517
AllianceBernstein VPS Small/Mid Cap Value	A	420,509	338,869
American Century VP Capital Appreciation	I	30	15
American Century VP Income & Growth	I	627,773	454,160
American Century VP International	Investor	1,045,377	887,118
American Century VP Mid Cap Value Fund		14,840	20,601
American Century VP Ultra	I	32,610	49,770
American Century VP Vista	I	158,834	129,514
Calvert Social Mid Cap Growth	A	173,679	106,822
Columbia Variable Portfolio Small Cap Value Fund VS	A	924,892	809,422
Columbia Variable Portfolio-Short Duration US Gov’t	1	29,031	45,147
Dreyfus Investment Portfolio Technology Growth	Service	261,570	251,423
Dreyfus IP Small Cap Stock Investment Portfolio	Service	8,837	15,117
Dreyfus Variable Investment Appreciation	Service	16,628	15,212

AUL American Individual Variable Life Unit Trust

NOTES TO FINANCIAL STATEMENTS

3.     Investment Transactions (continued)

Fund Name	Class	Sales	Purchases
Fidelity VIP Asset Manager Portfolio	Initial	$1,101,231	$705,903
Fidelity VIP Equity Income	Initial	904,106	628,836
Fidelity VIP Freedom 2005 Portfolio	Initial	15	11
Fidelity VIP Freedom 2010 Portfolio	Initial	19,251	9,975
Fidelity VIP Freedom 2015 Portfolio	Initial	305,070	372,318
Fidelity VIP Freedom 2020 Portfolio	Initial	68,274	60,703
Fidelity VIP Freedom 2025 Portfolio	Initial	77,298	91,395
Fidelity VIP Freedom 2030 Portfolio	Initial	50,449	62,017
Fidelity VIP Freedom Income Portfolio	Initial	79,085	104,786
Fidelity VIP Growth	Initial	1,061,185	759,689
Fidelity VIP High Income	Initial	1,041,112	766,076
Fidelity VIP II ContraFund	Initial	3,247,639	2,520,991
Fidelity VIP Index 500	Initial	5,660,528	3,664,676
Fidelity VIP Mid Cap Portfolio	Service 2	390,554	366,382
Fidelity VIP Money Market	Initial	2,111,796	2,095,514
Fidelity VIP Overseas	Initial	655,950	575,131
Franklin Templeton Global Income Securities		453,004	504,092
Franklin Templeton Small Cap Value Securities		124,953	75,114
Franklin Templeton VIP Founding Funds Allocation		36,397	65,948
Franklin Templeton VIP Templeton Foreign Sec.		1,136,285	1,217,075
Invesco V.I. Capital Development	Series 1	260,571	473,997
Invesco V.I. Core Equity Fund	Series II	36,218	36,191
Invesco V.I. Dividend Growth	Series 1	202,270	379,564
Invesco V.I. Global Health Care Fund	Investor	183,022	177,262
Invesco V.I. Global Real Estate Fund	Series I	805,523	690,937
Invesco V.I. High Yield Fund	Series I	1,348,986	972,069
Invesco V.I. International Growth Fund	Series II	928,723	1,111,006
Invesco V.I. Utilities Fund	Series I	249,813	255,895
Janus Aspen Flexible Bond Portfolio	Institn’l	4,048,965	3,729,921
Janus Aspen Forty Portfolio	Institn’l	34,061	29,065
Janus Aspen Overseas	Service	69,190	86,272
Janus Aspen Perkins Mid Cap Value Portfolio	Service	16,117	29,871
Janus Aspen Worldwide Portfolio	Institn’l	884,055	648,437
Neuberger Berman AMT Mid Cap Growth Portfolio	S	234,375	335,386
Neuberger Berman AMT Regency Portfolio	I	385,509	250,909
Neuberger Berman AMT Small Cap Growth Portfolio	S	242,335	375,676

AUL American Individual Variable Life Unit Trust

NOTES TO FINANCIAL STATEMENTS

3.     Investment Transactions (continued)

Fund Name	Class	Sales	Purchases
Neuberger Berman Short Duration Bond Portfolio	I	$425,288	$426,377
OneAmerica Asset Director Portfolio	O	2,037,528	1,720,366
OneAmerica Investment Grade Bond Portfolio	O	2,177,010	1,835,127
OneAmerica Money Market Portfolio	O	8,669,615	8,704,741
OneAmerica Value Portfolio	O	3,756,665	2,792,334
Pioneer Emerging Markets VCT	I	380,844	310,077
Pioneer Equity Income VCT	Portfolio II	3,687	6,831
Pioneer Fund Growth Opportunities VCT	I	308,886	243,669
Pioneer Fund VCT Portfolio	I	2,041,910	1,880,942
Royce Capital Fund Small Cap	Investor	27,073	28,452
T. Rowe Price Blue Chip Growth Portfolio		493,175	438,933
T. Rowe Price Equity Income Portfolio		2,044,673	1,502,545
T. Rowe Price Limited Term Bond Portfolio		3,066,055	3,271,354
T. Rowe Price Mid Cap Growth Portfolio		1,351,389	1,088,283
Timothy Conservative Growth Variable		122,181	172,465
Timothy Strategic Growth Variable		291,248	243,052
Vanguard VIF Diversified Value		502,478	392,806
Vanguard VIF Mid Cap Index Portfolio		1,012,830	1,144,384
Vanguard VIF Small Company Growth Portfolio		361,893	381,392
Vanguard VIF Total Bond Market Index Portfolio		1,062,314	1,112,433
Total		$67,472,369	$58,209,653

4.     Indemnifications

In the normal course of business, AUL enters into contracts with its vendors and others that provide for general indemnifications. The Variable Account’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Variable Account. However, based on experience, the Variable Account expects the risk of loss to be remote.

5.     New Accounting Standard

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. The Variable Account did not own any Level 3 investments at December 31, 2011; therefore, additional disclosure was not required.

AUL American Individual Variable Life Unit Trust

NOTES TO FINANCIAL STATEMENTS

5.   New Accounting Standard (continued)

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management has evaluated the implications of ASU No. 2011-04 and its impact on the financial statements. The Variable Account will adopt this requirement upon the effective date.

OneAmerica Financial

Partners, Inc.

Report of Independent Auditors

On Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Report of Independent Auditors

To the Board of Directors of American United Mutual Insurance Holding Company and OneAmerica Financial Partners, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of changes in shareholder’s equity and comprehensive income, and of cash flows present fairly, in all material respects, the financial position of OneAmerica Financial Partners, Inc., and its subsidiaries (the “Company”) at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Indianapolis, Indiana

March 19, 2012

OneAmerica Financial Partners, Inc.

Consolidated Balance Sheets

December 31	2011	2010
	(in millions)
Assets
Investments:
Fixed maturities - available for sale, at fair value: (amortized cost: 2011 - $11,109.1; 2010 - $10,170.2)	$12,323.1	$10,911.3
Equity securities at fair value: (cost: 2011 - $65.2; 2010 - $58.5)	65.1	58.4
Mortgage loans	1,620.0	1,537.8
Real estate, net	50.6	50.3
Policy loans	262.4	252.8
Short-term and other invested assets	33.4	28.7
Cash and cash equivalents	293.5	166.0
Total investments	14,648.1	13,005.3

Accrued investment income	146.7	140.8
Reinsurance receivables	2,388.3	2,262.1
Deferred acquisition costs	359.6	531.4
Value of business acquired	44.9	69.1
Property and equipment, net	49.9	51.5
Insurance premiums in course of collection	11.3	23.2
Federal income taxes recoverable	5.8	—
Other assets	72.4	91.1
Assets held in separate accounts	8,243.8	8,184.1
Total assets	$25,970.8	$24,358.6

Liabilities and shareholder’s equity
Liabilities
Policy reserves	$13,123.7	$12,030.1
Other policyholder funds	1,290.3	1,154.3
Pending policyholder claims	226.8	229.8
Surplus notes and notes payable	275.0	275.0
Federal income taxes	337.6	272.7
Other liabilities and accrued expenses	299.1	283.8
Deferred gain on indemnity reinsurance	52.9	53.9
Liabilities related to separate accounts	8,243.8	8,184.1
Total liabilities	23,849.2	22,483.7
sShareholder’s equity
Common stock, no par value - authorized 1,000 shares; issued and outstanding 100 shares	—	—
Retained earnings	1,653.1	1,542.1
Accumulated other comprehensive income:
Unrealized appreciation of securities, net of tax	527.9	367.5
Benefit plans, net of tax	(59.4)	(34.7)
Total shareholder’s equity	2,121.6	1,874.9
Total liabilities and shareholder’s equity	$25,970.8	$24,358.6

The accompanying notes are an integral part of the consolidated financial statements.

OneAmerica Financial Partners, Inc.

Consolidated Statements of Operations

	Year ended December 31
(in millions)	2011	2010	2009

Revenues:
Insurance premiums and other considerations	$399.5	$408.6	$380.3
Policy and contract charges	183.0	181.3	168.8
Net investment income	733.7	693.1	638.5
Realized investment gains and (losses);
Other-than-temporary impairments on fixed maturity securities	—	—	(12.2)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	—	—	0.1
Other realized investment gains	24.4	36.3	23.0
Other income	46.3	26.6	18.2
Total revenues	1,386.9	1,345.9	1,216.7

Benefits and expenses:
Policy benefits	417.0	412.7	358.0
Interest expense on annuities and financial products	349.7	328.6	314.2
General operating expenses	239.5	214.5	210.8
Commissions	76.3	73.1	60.5
Amortization	92.5	91.8	81.3
Dividends to policyholders	28.4	27.7	26.6
Interest expense on surplus notes and notes payable	19.8	19.8	19.8
Total benefits and expenses	1,223.2	1,168.2	1,071.2

Income before income tax expense	163.7	177.7	145.5
Income tax expense	52.7	55.8	42.8
Net income	$111.0	$121.9	$102.7

The accompanying notes are an integral part of the consolidated financial statements.

OneAmerica Financial Partners, Inc.

Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income

			Accumulated other
			comprehensive income (loss)
			Unrealized
			appreciation/
			(depreciation)	Benefit
	Common	Retained	of securities,	plans,
(in millions)	stock	earnings	net of tax	net of tax	Total

Balances, December 31, 2008	$—	$1,317.5	$(233.8)	$(41.4)	$1,042.3
Comprehensive income:
Net income	—	102.7	—	—	102.7
Other comprehensive income	—	—	477.9	16.1	494.0
Total comprehensive income					596.7

Balances, December 31, 2009	—	1,420.2	244.1	(25.3)	1,639.0
Comprehensive income:
Net income	—	121.9	—	—	121.9
Other comprehensive income	—	—	123.4	(9.4)	114.0
Total comprehensive income					235.9

Balances, December 31, 2010	—	1,542.1	367.5	(34.7)	1,874.9
Comprehensive income:
Net income	—	111.0	—	—	111.0
Other comprehensive income	—	—	160.4	(24.7)	135.7
Total comprehensive income					246.7

Balances, December 31, 2011	$—	$1,653.1	$527.9	$(59.4)	$2,121.6

The accompanying notes are an integral part of the consolidated financial statements.

OneAmerica Financial Partners, Inc.

Consolidated Statements of Cash Flows

	Year ended December 31
(in millions)	2011	2010	2009

Cash flows from operating activities:
Net income	$111.0	$121.9	$102.7
Adjustments to reconcile net income to net cash:
Amortization	92.5	91.8	81.3
Depreciation	12.2	12.3	12.8
Deferred taxes	(1.4)	15.9	9.6
Realized investment gains, net	(24.4)	(36.3)	(10.9)
Policy acquisition costs capitalized	(121.6)	(117.5)	(93.9)
Interest credited to deposit liabilities	323.8	301.6	286.7
Fees charged to deposit liabilities	(79.7)	(81.4)	(80.1)
Amortization and accrual of investment income	(11.0)	(11.0)	(5.2)
Increase in insurance liabilities	126.6	181.4	37.5
Increase in other assets	(106.4)	(124.3)	(77.3)
Increase (decrease) in other liabilities	(29.8)	(2.8)	23.0
Net cash provided by operating activities	291.8	351.6	286.2
Cash flows from investing activities:
Purchases:
Fixed maturities, available-for-sale	(2,306.4)	(2,069.1)	(1,704.8)
Equity securities	(10.6)	(4.4)	(19.7)
Mortgage loans	(268.3)	(212.9)	(214.8)
Real estate	(2.3)	(4.9)	(1.6)
Short-term and other invested assets	(10.7)	(66.2)	(36.7)
Proceeds from sales, calls or maturities:
Fixed maturities, available-for-sale	1,404.1	1,191.9	856.5
Equity securities	4.1	42.1	30.8
Mortgage loans	187.1	168.3	139.5
Real estate	—	0.4	—
Short-term and other invested assets	2.2	64.4	22.2
Net transfer from disposal of stop loss operations	(8.7)	—	—
Acquisition, net of cash acquired	—	(13.1)	—
Net cash used by investing activities	(1,009.5)	(903.5)	(928.6)
Cash flows from financing activities:
Deposits to insurance liabilities	3,302.6	2,637.1	2,517.0
Withdrawals from insurance liabilities	(2,447.8)	(2,118.4)	(1,898.2)
Other	(9.6)	(8.6)	(10.0)
Net cash provided by financing activities	845.2	510.1	608.8
Net increase (decrease) in cash and cash equivalents	127.5	(41.8)	(33.6)
Cash and cash equivalents beginning of year	166.0	207.8	241.4
Cash and cash equivalents end of year	$293.5	$166.0	$207.8

The accompanying notes are an integral part of the consolidated financial statements.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements

1.    Nature of Operations

OneAmerica Financial Partners, Inc. (OneAmerica or the Company) is a wholly owned subsidiary of American United Mutual Insurance Holding Company (AUMIHC), a mutual insurance holding company based in Indiana. The consolidated financial statements of OneAmerica include the accounts of OneAmerica and its subsidiaries; American United Life Insurance Company (AUL), OneAmerica Securities Inc., The State Life Insurance Company (State Life), AUL Reinsurance Management Services, LLC, Pioneer Mutual Life Insurance Company (PML), R. E. Moulton and McCready and Keene, Inc (MCAK). AUMIHC will at all times, in accordance with the Indiana Mutual Holding Company Law, control at least a majority of the voting shares of the capital stock of AUL, State Life and PML through OneAmerica.  Policyholder membership rights exist at AUMIHC, while the policyholder contract rights remain with AUL, State Life or PML.

The Company’s focus is to provide a range of insurance and financial products and services to customers throughout the United States.   Business is conducted through three primary operating divisions:

•      Retirement Services Operations offers 401(k) and other corporate retirement plans, tax deferred annuity plans and individual retirement account rollover products to the employer-sponsored market and to retired individuals.  These products are distributed through sales and service representatives located in regional offices, selling through independent agents and brokers, third-party administrators, employee benefit plan marketing organizations and the Company’s career agents.

•      Individual Operations offers a broad range of life, annuity and long-term care products to individuals, families, small business owners and the retirement and pre-retirement markets.  Products marketed by Individual Operations are distributed through a career agency force, brokers, personal producing general agents and banks.

•      Employee Benefits Operations offers traditional and voluntary group life and disability products primarily to employer groups.  These products are distributed through regional sales representatives, selling through brokers, agents and marketing alliances, third party administrators and managing general underwriters.

2.    Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).  Significant intercompany transactions have been eliminated.  AUL, State Life, and PML file separate financial statements with insurance regulatory authorities, which are prepared on the basis of statutory accounting practices that are significantly different from financial statements prepared in accordance with GAAP.  These financial statements are described in detail in Note 14—Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investments

Fixed maturity securities, which may be sold to meet liquidity and other needs of the Company, and equity securities are categorized as available-for-sale and are stated at fair value.  Unrealized gains and losses resulting from carrying available-for-sale securities at fair value are reported in equity, net of deferred taxes and valuation adjustment.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

2.    Significant Accounting Policies, continued

Costs incurred or fees received upon origination of investments are deferred.  Such costs, fees, discounts and premiums are amortized as yield adjustments over the contractual lives of the investments.  The Company considers anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

Mortgage loans on real estate are carried at their unpaid principal balance, less an impairment allowance for estimated uncollectible amounts.  The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains and losses”.  The allowance for loan losses is based upon an estimate utilizing various methodologies, including discounted cash flows of the amount of the loan that will not be collected according to the terms of the loan agreement.  For further detail refer to Note 4-Investments.

Real estate is reported at cost, less accumulated depreciation.  Depreciation is calculated (straight line) over the estimated useful lives of the related assets.  Investment in real estate is net of accumulated depreciation of $62.3 million and $58.3 million at December 31, 2011 and 2010, respectively.  Depreciation expense for investment in real estate amounted to $3.5 million, $3.3 million and $3.0 million for 2011, 2010, and 2009, respectively.

Policy loans are carried at their unpaid balance not to exceed the cash surrender value of the related policies.  Other invested assets are reported at cost, plus the Company’s equity in undistributed net equity since acquisition.  Short-term investments include investments with maturities of one year or less at the date of acquisition and are carried at market value.   Short-term financial instruments with durations less than three months are considered to be cash equivalents.  The carrying amount for cash and cash equivalents approximates market value.

Realized gains and losses on sale or call of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts.  GAAP requires that a decline in the fair value of a security below its amortized cost basis be assessed to determine if the decline is other-than-temporary.  In accordance with the Company’s investment impairment policy, factors considered in determining whether declines in the fair value of securities are other-than-temporary include 1) the significance of the decline, 2) the intent to sell the investment and likelihood the Company will be required to sell the security before recovery of its amortized cost, 3) the time period during which there has been a significant decline in value, and 4) a fundamental analysis of the liquidity, business prospects, and overall financial condition of the issuer.  For fixed maturity securities that are in an unrealized loss position, an other-than-temporary impairment must be recognized in earnings when the Company either has the intent to sell the security, or it is more likely than not the Company will be required to sell before its anticipated recovery.  The impairment represents the full difference between the security’s amortized cost basis and its fair value at the impairment measurement date.  In addition, if the Company determines it does not expect to recover the amortized cost basis of fixed maturity securities (even if it does not intend to sell or will not be required to sell these securities), the credit portion of the impairment loss is recognized in net income and the non-credit portion, if any, is recognized in a separate component of shareholder’s equity.  The credit portion is the difference between the amortized cost basis of the fixed maturity security and the net present value of its projected future cash flows.  Projected future cash flows are based on qualitative and quantitative factors, including the probability of default, and the estimated timing and amount of recovery.  The cost basis of equity securities is written down to fair value through earnings, when management does not expect to recover cost, or if the Company cannot demonstrate its intent and ability to hold the investment to full recovery.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

2.  Significant Accounting Policies, continued

Deferred Policy Acquisition Costs

The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable.  Such costs include commissions, certain costs of policy underwriting and issue, and certain variable distribution expenses.  These costs are amortized with interest over the lifetime of the contract, which is approximated as follows:

•             For participating whole life insurance products, over 30 years in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

•            For universal life policies and investment contracts, over 30 years and 20 years, respectively, in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

•            For recently issued term life insurance products, over the level premium period, which ranges from 10 to 20 years, in relation to the anticipated annual premium revenue, using the same assumptions used in calculating policy benefits.  For older term life insurance products, over 30 years, in relation to the anticipated annual premium revenue, using the same assumptions used in calculating policy benefits.

•            For miscellaneous group life and health policies, over the premium rate guarantee period.

For universal life contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins.  For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.

A significant assumption in the amortization of deferred acquisition costs for the variable annuity and variable universal life insurance products relates to projected separate account performance.  Management sets estimated gross profit assumptions using a long-term view of expected average market returns by applying a reversion to the mean approach.  Under this approach, the Company considers actual returns over a period of time and adjusts future projected returns for the next four years so that the assets grow at the expected rate of return for that entire period. If the projected future rate of return is greater than our maximum future rate of return (15 percent), the maximum future rate of return is used; if the projected future rate of return is less than our minimum future rate of return (0 percent), the minimum future rate of return is used.  The future projected return beginning in 2016 is 8.50 percent.  These rates are stated prior to any charges that the Company assesses or recognizes on the accumulated balances, but net of fund management fees of the separate accounts.

Deferred acquisition costs, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income” and this adjustment is reflected as “valuation adjustment” in Note 5—Other Comprehensive Income (Loss), Note 6-Deferred Policy Acquisition Cost, and Note 7—Valuation of Business Acquired.  The valuation adjustment for certain products includes the estimated impact of loss recognition that would result if the unrealized gains or losses were to be realized.  The valuation adjustment for certain products is limited based on the original capitalized amount.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

2.    Significant Accounting Policies, continued

Property and Equipment

Property and equipment includes real estate owned and occupied by the Company.  Property and equipment is carried at cost, net of accumulated depreciation of $129.7 million and $123.8 million as of December 31, 2011 and 2010, respectively.  Buildings are depreciated over 45 years and equipment is generally depreciated over three to ten years.  Depreciation expense for 2011, 2010 and 2009 was $8.7 million, $9.0 million and $9.8 million, respectively.

Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts and variable universal life policies.  The assets of these accounts are legally segregated and are valued at fair value.  The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.

Premium Revenue and Benefits to Policyholders

The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed.  Such premiums are recognized as premium revenue when due.  Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.  Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed.  The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest credited to policyholder balances.  The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue.  Policy benefits and claims that are charged to expense include net interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment Income

Investment income is recognized as earned, net of related investment expenses.

Reserves for Future Policy and Contract Benefits

Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality.  The interest rate is the dividend fund interest rate and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract.  Liabilities for future policy benefits for traditional and nonparticipating insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals and expenses.  The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation.  These assumptions are made at the time the contract is issued.  Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values, plus certain deferred policy fees, which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs.  If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain), the liability for future benefits is the present value of such guaranteed benefits.  The liabilities for group products are generally calculated as an unearned premium reserve.  Claim liabilities include provisions for reported claims and estimates based on historical experience for claims incurred but not reported.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

2.    Significant Accounting Policies, continued

Reinsurance

The Company reinsurers certain risk in the normal course of business to various reinsurers. These reinsurance arrangements are utilized to manage the level of risk retained or in connection with certain transactions.  Reinsurance receivables are reported on a gross basis in the consolidated balance sheets while reinsurance premiums and benefits are reported on a net basis in the consolidated statements of operations.  Refer to Note 11 — Reinsurance for further details.

Policyholders’ Dividends

Policyholders’ dividends on participating policies are based upon actuarial determinations that take into consideration mortality experience, interest, and expenses attributable to the related policies.  The dividend scale is approved annually by the Board of Directors.

Certain Nontraditional Long-Duration Contracts

The Company’s liability for policy reserves includes the following guarantees on variable annuity contracts; Guarantee Minimum Death Benefits (GMDB), Guaranteed Minimum Income Benefits (GMIB), Guarantee Minimum Accumulation Benefits (GMAB), and Guaranteed Minimum Withdrawal Benefits (GMWB).  The GMAB, GMWB, and a small block of GMIB benefits contain embedded derivatives (refer to Note 15—Fair Value) which as of February 2009, the Company discontinued writing these benefits. The embedded derivatives are bifurcated from the account value reserves and recorded at fair value, with changes in the fair value included in policy benefits.

The Company’s exposure to and reserves for these benefits is summarized below.  Some variable annuity contracts may contain both a death benefit guarantee and either a GMIB, GMAB, or GMWB.  The total account value for our variable annuities that offer some type of guarantee was $1,247.1 million and $1,316.9 million at December 31, 2011 and 2010, respectively.

	As of December 31,
(in millions)	2011	2010

Guaranteed Minimum Death Benefit
Total account value	$1,247.1	$1,316.9
Net amount at risk (1)	68.0	52.4
GAAP reserve	1.3	1.0

Guaranteed Minimum Income Benefit
Total account value	$238.2	$283.8
GAAP reserve	18.2	18.5

Guaranteed Minimum Accumulated Benefit
Total account value	$14.2	$17.6
GAAP reserve	0.6	0.3

Guaranteed Minimum Withdrawal Benefit
Total account value	$141.8	$159.6
GAAP reserve	18.6	(0.3)

(1) Represents the amount of death benefit in excess of the account value.

In accordance with the authoritative guidance on Certain Nontraditional Long Duration Contracts under GAAP, the Company defers certain sales inducements and amortizes them over the anticipated life of the policy.  Sales inducements deferred totaled $2.7 million, $3.6 million and $4.4 million for 2011, 2010 and 2009, respectively.  Amounts amortized totaled $0.2 million, $3.6 million and $6.3 million for 2011, 2010 and 2009, respectively.  The unamortized balance of deferred sales inducements is included in “other assets” and totaled $32.3 million and $29.8 million at December 31, 2011 and 2010, respectively.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

2.    Significant Accounting Policies, continued

Income Taxes

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.  The application of GAAP requires the Company to evaluate the recovery of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized.

Uncertain tax positions are recognized, measured, presented and disclosed in the financial statements according to authoritative guidance.  The Company evaluates uncertain tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable taxing authority.  Uncertain tax positions that meet the “more likely than not” recognition threshold are then evaluated as to the amount of the related tax benefits that can be recognized.  The Company would recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense.  As of December 31, 2011 and 2010, the Company did not record a liability for unrecognized tax benefits resulting from uncertain tax positions.

Comprehensive Income

Comprehensive income is the change in equity of the Company that results from recognized transactions and other economic events of the period other than transactions with the policyholders.  Comprehensive income includes net income, the impact of cumulative adjustments resulting from the adoption of accounting pronouncements, net unrealized gains (losses) on available-for-sale securities and changes in benefits plans, including changes in the pension liability.

Cash Flows

The Company corrected the classification of cash flows between operating and financing in the Statement of Cash Flows for the years ended December 31, 2010 and 2009 of $10.8 million and $14.7 million, respectively, related to the reporting of Funding Agreement maturities.  The Company believes the effects of this correction are not material to the prior year Statement of Cash Flows.  As a result, the December 31, 2010 and 2009 comparative amounts presented are different than the amounts reported in the previously issued financial statements.

Derivatives

Authoritative guidance for derivative instruments and hedging activities requires all asset or liability derivatives to be carried at fair value, including certain embedded derivatives.  At December 31, 2011 and 2010, the Company did not hold any freestanding derivative instruments or hedges.  The Company’s GMAB, GMWB and a small block of GMIB benefits contain embedded derivatives.  Refer to “Certain Nontraditional Long-Duration Contracts” above and Note 15—Fair Values for additional information.

Goodwill and Other Intangible Assets

The Company accounts for all business combinations under the purchase method in accordance with authoritative guidance.  Intangible assets acquired, either individually or with a group of other assets, are recognized and measured based on fair value.  An intangible asset with a finite life is amortized over its useful life; an intangible asset with an indefinite useful life, including goodwill, is not amortized.  All indefinite lived intangible assets are tested for impairment at least annually.  The Company performed goodwill testing in 2011 and 2010 and determined the carrying value of goodwill was not impaired.

Total goodwill, which is included in “other assets” on the consolidated balance sheet, was $6.1 million and $23.4 million at December 31, 2011 and 2010, respectively.  The decrease in 2011 reflects the disposal of the stop loss operation.  For further detail refer to Note 3-Acquisitions and Other Significant Transactions.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

2.    Significant Accounting Policies, continued

The Company reports a financial asset representing the value of business acquired (“VOBA”), which is an intangible asset with a finite life.  VOBA represents the present value of future profits embedded in acquired insurance and annuities.  VOBA is being amortized over the expected life of the acquired contracts based on estimated gross profits from the underlying contracts and anticipated future experience, which is updated periodically.  The effects of changes in estimated gross profits, which are evaluated regularly, are reflected in amortization expense in the period such estimates of expected future profits are revised.  Recoverability of the unamortized balance of VOBA is evaluated regularly.  For further detail refer to Note 3-Acquisitions and Other Significant Transactions and Note 7-Value of Business Acquired.

Recent Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance to simplify how entities test goodwill for impairment.  The amendment permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test.  The amendment is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  The Company’s early adoption of this guidance effective December 31, 2011 did not have an effect on the Company’s consolidated financial statements.

In May 2011, the FASB issued authoritative guidance to improve and align fair value measurements and disclosure requirements, to ensure that “fair value” has a consistent meaning in both GAAP and IFRSs. The guidance does not require additional fair value measurements, but rather, provides additional guidance on how to measure fair value where its use is already required or permitted by other standards within GAAP.  This guidance is effective for nonpublic entities for fiscal years beginning after December 15, 2011.  The Company will adopt this guidance effective January 1, 2012.

In June 2011, the FASB issued authoritative guidance to improve the comparability, consistency, and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. The amendments require that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012 and will be applied retrospectively.  The Company will adopt this guidance effective December 31, 2012.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral.  Under the new guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts.  A company may defer incremental direct costs of contract acquisition that are related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts.  This change is effective for fiscal years beginning after December 15, 2011.  The Company will adopt this guidance effective January 1, 2012 with retrospective application.  The Company is currently in the process of evaluating this change and expects the adoption of this guidance to reduce unamortized DAC and equity.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio.  The disclosures are effective for nonpublic companies in 2011.  The required disclosures are provided in Note 4-Investments for the Company’s mortgage loan portfolio.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

2.    Significant Accounting Policies, continued

In April 2010, the FASB issued authoritative guidance clarifying that an insurance company should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance.  This guidance is effective for annual reporting for periods after December 15, 2010.  The Company’s adoption of this guidance effective January 1, 2011 did not have an effect on the Company’s consolidated financial statements.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward for Level 3 activity.  Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs.  The Company adopted the effective portions of this guidance for the reporting period ended December 31, 2010 and the disclosures regarding segregating purchases, sales, issuances, and settlements for the reporting period ended December 31, 2011.  The required disclosures are provided in Note 15-Fair Value.

3.    Acquisitions, Dispositions and Other Significant Transactions

On July 1, 2011, Symetra Life Insurance Company assumed the Company’s medical stop loss block of business through a 100 percent indemnity reinsurance agreement.  Under this reinsurance agreement, the Company transferred approximately $34.7 million in reinsured reserves and cash to Symetra on July 1 while Symetra simultaneously paid the Company $26.0 million in cash for the purchase of the renewal rights relating to this block of business.  As part of the transaction, the Company recorded a gain of $8.5 million, of which $5.5 million was recognized in 2011 with the remaining $3.0 million to be amortized in 2012.

On July 1, 2010, OneAmerica acquired 100 percent of McCready and Keene, Inc., a nationally recognized actuarial and employee benefits firm specializing in the design, installation and administration of retirement plans, for $15.3 million in cash.  The transaction resulted in VOBA of $9.0 million and goodwill of $6.1 million.  Refer to Note 7—Value of Business Acquired for further detail regarding current VOBA activity.

In October 2005, State Life assumed a block of life insurance and annuity contracts from Golden Rule Insurance Company (Golden Rule), a subsidiary of United Healthcare, Inc. under an indemnity reinsurance agreement. The transaction included a transfer of cash, accrued interest and invested assets of $1,675.8 million to State Life, net of a ceding commission to Golden Rule.   The transaction resulted in VOBA of $117.1 million.  Refer to Note 7—Value of Business Acquired for further detail regarding current VOBA activity.

On July 1, 2002, Employers Reassurance Corporation (ERAC) began reinsuring the majority of the Company’s reinsurance operations; including its life, long term care and international reinsurance business.  The transaction structure involved two indemnity reinsurance agreements and the sale of certain assets.  The liabilities and obligations associated with the reinsured contracts remain on the balance sheet of the Company with a corresponding reinsurance receivable from ERAC.  In connection with the transaction, a trust account has been established which provides for securities to be held in support of the reinsurance receivables.  The market value of investments held in this trust was $1,899.3 million at December 31, 2011.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

3.  Acquisitions, Dispositions and Other Significant Transactions, continued

As a result of the ERAC transaction, a deferred gain was recorded on the Company’s balance sheet in accordance with authoritative guidance for reporting for reinsurance of short-duration and long-duration contracts.  The gain is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge.  The Company recognized $4.0 million, $4.2 million and $4.2 million of the deferred gain amortization in 2011, 2010 and 2009, respectively.  The deferred gain balance was $49.9 million and $53.9 million at December 31, 2011 and 2010, respectively.

4.   Investments

The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

	December 31, 2011
Description of Securities	Amortized	Gross Unrealized		Fair
(in millions)	Cost	Gains	Losses	Value

Available-for-sale:
US government & agencies	$42.1	$1.8	$0.1	$43.8
State & local government	391.5	48.9	0.4	440.0
Foreign government	31.9	5.5	—	37.4
Corporate - public	6,682.3	741.2	17.5	7,406.0
Corporate - private	1,798.4	211.6	7.3	2,002.7
Residential mortgage-backed	1,349.4	164.9	1.2	1,513.1
Commercial mortgage-backed	609.9	49.9	—	659.8
Other asset backed	203.6	16.9	0.2	220.3
Total fixed maturities	11,109.1	1,240.7	26.7	12,323.1
Equity securities	65.2	0.6	0.7	65.1
Total	$11,174.3	$1,241.3	$27.4	$12,388.2

	December 31, 2010
Description of Securities	Amortized	Gross Unrealized		Fair
(in millions)	Cost	Gains	Losses	Value

Available-for-sale:
US government & agencies	$35.2	$0.9	$0.3	$35.8
State & local government	374.3	4.8	9.7	369.4
Foreign government	32.5	4.4	—	36.9
Corporate - public	6,113.0	480.3	30.5	6,562.8
Corporate - private	1,690.4	154.9	5.2	1,840.1
Residential mortgage-backed	1,235.1	107.6	1.7	1,341.0
Commercial mortgage-backed	522.9	27.6	3.4	547.1
Other asset backed	166.8	12.0	0.6	178.2
Total fixed maturities	10,170.2	792.5	51.4	10,911.3
Equity securities	58.5	0.7	0.8	58.4
Total	$10,228.7	$793.2	$52.2	$10,969.7

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

4.  Investments, continued

The following tables show the gross unrealized losses and the fair value of the Company’s investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

Gross unrealized loss positions for fixed maturities as of December 31, 2011:

	Less Than 12 Months		12 Months or More		Total
Description of Securities	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(in millions)	Value	Losses	Value	Losses	Value	Losses

US government & agencies	$1.5	$—	$0.2	$0.1	$1.7	$0.1
State & local government	—	—	7.4	0.4	7.4	0.4
Corporate - public	416.7	12.6	21.6	4.9	438.3	17.5
Corporate - private	159.7	7.0	9.9	0.3	169.6	7.3
Residential mortgage-backed	11.2	0.6	1.5	0.6	12.7	1.2
Other asset backed	18.4	0.2	—	—	18.4	0.2
	$607.5	$20.4	$40.6	$6.3	$648.1	$26.7

Gross unrealized loss positions for fixed maturities as of December 31, 2010:

	Less Than 12 Months		12 Months or More		Total
Description of Securities	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(in millions)	Value	Losses	Value	Losses	Value	Losses

US government & agencies	$7.7	$0.1	$0.2	$0.2	$7.9	$0.3
State & local government	209.7	8.5	5.8	1.2	215.5	9.7
Corporate - public	745.7	24.6	73.5	5.9	819.2	30.5
Corporate - private	115.3	4.5	8.3	0.7	123.6	5.2
Residential mortgage-backed	31.0	1.7	3.4	—	34.4	1.7
Commercial mortgage-backed	87.1	3.4	—	—	87.1	3.4
Other asset backed	21.4	0.6	2.2	—	23.6	0.6
	$1,217.9	$43.4	$93.4	$8.0	$1,311.3	$51.4

Obligations of U.S. government, states, political subdivisions and foreign governments.  The unrealized losses on the Company’s investments in obligations of U.S. government, states, political subdivisions and foreign governments were primarily caused by interest rate changes. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company does not have the intent to sell these investments and it is not likely the Company will be required to sell before recovery of amortized cost, which may be maturity.  In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary-impairment on these investments was not warranted at December 31, 2011 or 2010.

Corporate Securities.  In 2011, the $24.8 million of gross unrealized losses is comprised of $14.2 million related to investment grade securities and $10.6 million related to below investment grade securities. These unrealized losses were primarily caused by interest rate changes. Approximately $3.4 million of the total gross unrealized losses represented declines in value of greater than 20 percent, none of which had been in that position for a period of more than 12 months. There was one individual issuer with gross unrealized losses of $2.9 million.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

4.  Investments, continued

In 2010, the $35.7 million of gross unrealized losses is comprised of $30.2 million related to investment grade securities and $5.5 million related to below investment grade securities.  Approximately $5.4 million of the total gross unrealized losses represented declines in value of greater than 20 percent, none of which had been in that position for a period of more than 12 months.  There were no individual issuers with gross unrealized losses greater than $2.8 million.

The Company does not have the intent to sell these investments and it is not likely the Company will be required to sell before recovery of amortized cost. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary-impairment on these investments was not warranted at December 31, 2011 or 2010.

Mortgage-Backed Securities.  The unrealized losses on the Company’s investment in residential and commercial mortgage-backed securities were caused by interest rate changes.  Over 99 percent of the residential mortgage-backed securities are issued by Government Sponsored Enterprises.  Accordingly, the Company expects to receive all contractual cash flows and expects that the securities would not be settled at a price less than the amortized cost of the Company’s investment because the decline in market value is attributable to changes in interest rates and not credit quality.  The Company does not have the intent to sell these investments and it is not likely the Company will be required to sell before recovery of amortized cost. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary-impairment on these investments was not warranted at December 31, 2011 or 2010.

Gross Unrealized Loss Positions for Marketable Equity Securities:

	Less Than 12 Months		12 Months or More		Total
Description of Securities	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(in millions)	Value	Losses	Value	Losses	Value	Losses

December 31, 2011	$3.8	$0.5	$0.4	$0.2	$4.2	$0.7
December 31, 2010	$2.5	$0.2	$4.0	$0.6	$6.5	$0.8

Marketable Equity Securities. Gross unrealized losses on equity securities were $0.7 million and $0.8 million as of December 31, 2011 and 2010, respectively.   The Company has the ability and intent to hold these investments until a recovery of cost.   In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary-impairment on these investments was not warranted at December 31, 2011 or 2010.

Contractual Maturities.  The amortized cost and fair value of fixed maturity securities at December 31, 2011, by contractual average maturity, are shown below.  Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.  Because most mortgage-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

4.  Investments, continued

	Available-for-Sale
(in millions)	Amortized Cost	Fair Value

Due in one year or less	$311.1	$316.9
Due after one year through five years	2,579.1	2,805.7
Due after five years through 10 years	3,274.4	3,623.0
Due after 10 years	2,781.6	3,184.3
	8,946.2	9,929.9
Mortgage-backed securities	2,162.9	2,393.2
	$11,109.1	$12,323.1

Net investment income for the years ended December 31, consisted of the following:

(in millions)	2011	2010	2009

Fixed maturity securities	$624.2	$582.5	$535.1
Equity securities	1.7	1.6	2.4
Mortgage loans	101.5	100.3	94.4
Real estate	18.0	15.8	18.1
Policy loans	15.6	15.2	15.2
Other	6.9	6.5	6.5
Gross investment income	767.9	721.9	671.7
Investment expenses	34.2	28.8	33.2
Net investment income	$733.7	$693.1	$638.5

Investment detail regarding fixed maturities for the years ended December 31, was as follows:

(in millions)	2011	2010	2009

Proceeds from the sale of investments in fixed maturities	$654.6	$765.4	$516.9

Gross realized gains on the sale of fixed maturities	29.1	30.6	32.4
Gross realized losses on sale of fixed maturities	(3.5)	(1.4)	(5.6)

Change in unrealized appreciation	472.9	267.0	926.2

The Company does not accrue income on non-income producing investments. The Company had one non-income producing fixed maturity investment at December 31, 2010 with no book value.  There were no non-income producing fixed maturity investments at December 31, 2011.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

4.  Investments, continued

Realized investment gains (losses), for the years ended December 31, consisted of the following:

(in millions)	2011	2010	2009

Fixed maturity securities	$25.6	$29.2	$26.8
Equity securities	0.3	6.4	4.2
Mortgage loans	(1.6)	0.9	(2.4)
Other	0.1	(0.2)	(0.5)
Impairments in fixed maturitities	—	—	(12.2)
Impairments in equities	—	—	(5.0)
Realized investment gains (losses)	$24.4	$36.3	$10.9

Mortgage Loans

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor.  At December 31, 2011, the largest geographic concentrations of commercial mortgage loans were in Texas, California, and Illinois where approximately 27 percent of the portfolio was invested.

The Company’s mortgage loan portfolio is comprised of the following property types at December 31:

	2011		2010
(in millions)	Amount	% of Total	Amount	% of Total

Apartments	$83.1	5.1%	$77.0	5.0%
Industrial/warehouse	423.3	26.1%	444.7	28.9%
Medical office	81.9	5.1%	80.9	5.3%
Office	292.9	18.1%	264.1	17.1%
Retail	637.9	39.3%	542.7	35.3%
Other	102.0	6.3%	129.9	8.4%
Subtotal gross mortgage loans	1,621.1	100.0%	1,539.3	100.0%
Valuation allowance	(1.1)		(1.5)
Balance, end of year	$1,620.0		$1,537.8

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected.  The portfolio’s valuation allowance is routinely evaluated for adequacy based on known and inherent risks, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, portfolio delinquency information, current economic conditions, and other relevant factors.   The activity in the allowance for losses of all mortgage loans for the years ended December 31, is as follows;

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

4.  Investments, continued

(in millions)	2011	2010	2009

Allowance for losses, beginning of year	$1.5	$2.4	$—
Addition to/(release of) allowance for losses	1.9	0.3	2.4
Reductions	(1.9)	—	—
Charge-offs, net of recoveries	(0.4)	(1.2)	—
Allowance for losses, end of year	$1.1	$1.5	$2.4

Impaired mortgage loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2011 are as follows;

(in millions)	Unpaid Principal Balance	Related Allowance

Apartments	$83.1	$—
Industrial/warehouse	423.3	(0.3)
Medical office	81.9	—
Office	292.9	—
Retail	637.9	(0.8)
Other	102.0	—
Balance, end of year	$1,621.1	$(1.1)

The Company’s commercial mortgage loan portfolio is evaluated and rated annually.  The evaluation includes an analysis of various metrics including, but not limited to, payment history, loan to value, debt service coverage, vacancy, and location related to each loan to arrive at a rating based on an internally developed rating system.  This proactive management system provides a consistent method for measuring and detecting a variety of adverse circumstances including borrower financial distress, leasing difficulties, and depressed market conditions. This system identifies potential risks and provides management information to take the appropriate course of action.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

4.  Investments, continued

The Company’s internal rating system, as illustrated below, can be defined as;

•                  Excellent, exceeds most underwriting standards and presents a very low likelihood of loss.

•                  Above average, exceeds some current underwriting standards and presents a low likelihood of loss.

•                  Average, meets current underwriting standards and presents a low likelihood loss.

•                  Below average, does not meet some underwriting standards and a loss might be possible.

•                  Poor, does not meet underwriting standards and a loss would be likely.

	As of December 31,
(in millions)	2011	2010

Excellent	$118.1	$27.6
Above average	888.1	871.5
Average	333.7	393.0
Below average	51.3	54.4
Poor	—	—
Subtotal - rated loans	1,391.2	1,346.5

Below $100,000 and residential - not rated	0.3	0.6
Current year closings - not rated	229.6	192.2
Valuation adjustment	(1.1)	(1.5)
Total	$1,620.0	$1,537.8

The Company does not have any mortgage loans due exceeding 30 days as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Mortgage loans are placed on non-accrued status if there is concern regarding the collectability of future payments.   Factors considered may include conversations with the borrower, loss of a major tenant, or bankruptcy of borrower or major tenant.   The Company did not have any loans on nonaccrued status as of December 31, 2011.

In 2011, the Company restructured three mortgage loans with a carrying value of $2.6 million.

The Company had outstanding mortgage loan commitments of approximately $61.3 million and $74.5 million at December 31, 2011 and 2010, respectively.

The Company has not engaged in direct or indirect lending to subprime or Alt-A borrowers.  Additionally, the Company has no investments in securitized assets that are supported by subprime or Alt-A loans.  In 2009, the Company invested in a limited partnership where the manager of this partnership is investing in structured securities.  Assets held in the partnership are predominately investment grade structured securities at low valuations, and these investments may include securities backed by subprime or Alt-A loans.  The book value of this investment was $15.2 million as of December 31, 2011.  The partnership is managed by a reputable outside investment manager who actively manages the portfolio on behalf of all investors in the fund.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

5.  Other Comprehensive Income

Accumulated other comprehensive income, at December 31, consisted of the following:

(in millions)	2011	2010	2009

Unrealized appreciation (depreciation):
Fixed maturity securities	$1,214.0	$741.1	$474.1
Equity securities	(0.1)	(0.1)	3.7
Valuation adjustment	(401.4)	(175.5)	(102.3)
Deferred taxes	(284.6)	(198.0)	(131.4)
Total unrealized appreciation, net of tax	527.9	367.5	244.1
Benefit plans, net of tax	(59.4)	(34.7)	(25.3)
Accumulated other comprehensive income	$468.5	$332.8	$218.8

The components of comprehensive income, other than net income, for the years ended December 31, are illustrated below:

(in millions)	2011	2010	2009

Other comprehensive income, net of tax:
Change in benefit plan liability, net of tax - 2011, $13.3; 2010, $5.1; 2009, ($8.7)	$(24.7)	$(9.4)	$16.1
Unrealized appreciation on securities, net of tax - 2011, ($86.6) 2010, ($66.6); 2009, ($257.3)	176.7	140.3	492.8
Reclassification adjustment for gains (losses) included in net income, net of tax - 2011, $8.8; 2010, $9.1; 2009, $8.1	(16.3)	(16.9)	(14.9)
Other comprehensive income, net of tax	$135.7	$114.0	$494.0

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

6.  Deferred Policy Acquisition Costs

The balances of and changes in deferred policy acquisition costs, for the years ended December 31, are as follows:

(in millions)	2011	2010	2009

Balance, beginning of year	$688.2	$653.1	$636.6
Capitalization of deferred acquisition costs	121.6	117.5	93.9
Amortization of deferred acquisition costs	(76.5)	(82.4)	(77.4)
Subtotal	733.3	688.2	653.1
Valuation adjustment	(373.7)	(156.8)	(92.5)
Balance, end of year	$359.6	$531.4	$560.6

7.  Valuation of Business Acquired

The balance of and changes in VOBA, for the years ended December 31, are as follows:

(in millions)	2011	2010	2009

Balance, beginning of year	$88.1	$88.5	$92.4
Acquisitions	—	9.0	—
Amortization	(15.1)	(9.4)	(3.9)
Subtotal	73.0	88.1	88.5
Valuation adjustment	(28.1)	(19.0)	(10.1)
Balance, end of year	$44.9	$69.1	$78.4

The 2009 amortization was lower than 2011 and 2010 due to an interest margin adjustment.

The average expected life of VOBA varies by product, and is 23 years for the overall block of acquired business.  The interest accrual rate for amortization varies by product, and is 4 percent for the overall block of acquired business.

The following table provides estimated future amortization, net of interest, for the periods indicated:

VOBA
(in millions)	Amortization

2012	$7.7
2013	6.1
2014	5.9
2015	5.7
2016	5.4
2017 and thereafter	42.2
Total	$73.0

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

8.  Insurance Liabilities

Insurance liabilities consisted of the following:

	Withdrawal	Mortality or Morbidity	Interest Rate	December 31,
(in millions)	Assumption	Assumption	Assumption	2011	2010

Future policy benefits:
Participating whole life contracts	n/a	Company experience	2.25% to 6.0%	$1,173.3	$1,090.3
Universal life-type contracts	n/a	n/a	n/a	2,291.6	2,112.8
Other individual life contracts	Company experience	Company experience	2.25% to 6.0%	962.7	969.2
Accident and health	n/a	Company experience	n/a	946.7	847.4
Annuity products	n/a	n/a	n/a	7,387.7	6,614.7
Group life and health	n/a	n/a	n/a	361.7	395.7
Other policyholder funds	n/a	n/a	n/a	243.2	252.1
Funding agreements*	n/a	n/a	n/a	1,047.1	902.2
Pending policyholder claims	n/a	n/a	n/a	226.8	229.8
Total insurance liabilities				$14,640.8	$13,414.2

* Funding Agreements are described in detail in Note 12-Surplus Notes, Notes Payable and Lines of Credit.

Withdrawal and mortality assumptions are based on Company experience and are generally locked-in at issue.  Assumptions for “other individual life contracts” include a provision for adverse deviation.  For participating whole life contracts, the mortality assumption is based on the mortality rates guaranteed in calculating the cash surrender values in the contract.

Participating life insurance policies, for which dividends are expected to be paid, represent approximately 29.4 percent and 28.3 percent of the total individual life insurance in force at both December 31, 2011 and 2010, respectively.  These participating policies represented 38.4 percent and 33.3 percent of statutory life net premium income for 2011 and 2010, respectively.  The amount of dividends to be paid is determined annually by the Board of Directors.

The Company identified an error in its method of computing a Care Solutions annuity product reserve which was corrected in 2011 and resulted in a $7.3 million reduction in the annuity reserve.  This out-of-period adjustment was not material to the periods in which they originated and management believes the error is immaterial to the consolidated financial statements.

9.  Benefit Plans

The Company sponsors a noncontributory defined benefit pension plan that covers substantially all of its employees. Company contributions to the employee plan are made periodically in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution.  The plan provides defined benefits based on years of service, age and final average salary. The assets of the defined benefit plan are held by the Company under a group annuity contract.

The Company sponsors a non-contributory, unfunded defined supplemental excess benefit plan for certain executives where benefits accrue and vest at the same rate as the qualified plan, which is included in “other benefits” in the following disclosures.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

9.  Benefit Plans, continued

The Company also has multiple postretirement benefit plans covering substantially all of its retired employees and certain career agents (retirees). Employees hired prior to October 1, 2004 with 10 years of service and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company. The life insurance plans are noncontributory, while the medical plans are contributory, with retiree contributions adjusted annually. The Company contributions for pre-65 retirees were frozen at the 2005 contribution level.  For post-65 retirees the Company’s contributions were frozen at the 2000 contribution level. There are no specific plan assets for this postretirement liability as of December 31, 2011 and 2010.

The Company uses a December 31 measurement date for the defined benefit plan and the other postretirement benefit plans.

Obligations and funded status:

	Pension Benefits		Other Benefits
(in millions)	2011	2010	2011	2010

Employer contributions	$12.5	$6.0	$1.9	$1.9
Employee contributions	—	—	1.4	1.2
Benefit payments	4.0	3.3	3.3	3.1
Funded status (deficit)	(53.3)	(22.7)	(51.0)	(44.5)

Amounts recognized in the balance sheet:

	Pension Benefits		Other Benefits
(in millions)	2011	2010	2011	2010

Accrued benefit obligation	$(53.3)	$(22.7)	$(51.0)	$(44.5)
Net amount recognized	$(53.3)	$(22.7)	$(51.0)	$(44.5)

Amounts recognized in other accumulated comprehensive income (before any tax effects):

Net actuarial (gains) losses	$94.8	$61.2	$(0.5)	$(3.9)
Net prior service costs (benefits)	(0.7)	(0.8)	0.1	—
Net transition obligation	(2.2)	(2.9)	—	—
Net amount recognized	$91.9	$57.5	$(0.4)	$(3.9)

The following table represents plan assets and obligations for the defined benefit plan:

	December 31,
(in millions)	2011	2010

Projected benefit obligation	$207.5	$168.5
Accumulated benefit obligation	178.6	146.2
Fair value of plan assets	154.2	145.8

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

9.  Benefit Plans, continued

The following table represents net periodic pension and other benefit costs expense:

	Pension Benefits			Other Benefits
(in millions)	2011	2010	2009	2011	2010	2009

Net periodic benefit cost	$8.7	$6.2	$11.3	$3.9	$2.8	$3.2

Amounts recognized in other comprehensive income:
Net actuarial (gains) losses	33.6	12.3	(25.2)	3.4	1.4	(0.7)
Net prior service costs	0.1	0.1	0.2	0.1	0.2	0.2
Net transition obligation	0.7	0.7	0.7	—	—	—
Total recognized in other comprehensive income, before any tax effects	34.4	13.1	(24.3)	3.5	1.6	(0.5)
Total recognized net periodic pension costs and other comprehensive income, before any tax effects	$43.1	$19.3	$(13.0)	$7.4	$4.4	$2.7

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses, prior service costs, and transition obligation is $6.8 million, ($0.1) million and ($0.7) million, respectively.

Weighted-average assumptions used to determine benefit obligations at December 31:

	Pension Benefits		Other Benefits
	2011	2010	2011	2010

Discount rate	5.15%	5.80%	5.15%	5.80%
Rate of compensation increase	4.25%	4.25%	6.00%	6.00%

Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31:

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009

Discount rate	5.80%	6.65%	6.40%	5.80%	6.65%	6.40%
Expected long-term return on plan assets	8.50%	8.50%	8.50%	—	—	—
Rate of compensation increase	4.25%	4.25%	4.00%	6.00%	6.00%	6.00%

The expected long-term return on plan assets was established based on the median long-term returns for large company stocks, small company stocks, and long-term corporate bonds.  The weighting between these asset classes was based on the assets in our plan.  The long-term returns are updated and evaluated annually.

Assumed health care trend rates at December 31:

	2011	2010

Health care trend rate assumed for next year	8.00%	8.50%
Rate to which the cost trend rate is assumed to decline	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2018	2018

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

9.  Benefit Plans, continued

Plan Assets

The actual pension plan weighted-average asset allocations, by asset category, are 67 and 70 percent for equity securities and 33 and 30 percent for debt securities at December 31, 2011 and 2010, respectively.

The pension plan maintains an investment policy which outlines objectives and guidelines for supervising investment strategy and evaluating the investment performance of plan assets.  The plan seeks to attain diversification by investing in a blend of asset classes and styles.  The target asset allocation is to maintain 70 percent of plan assets in equities and 30 percent in debt securities. To maintain a longer-term focus, the performance objectives of the plan are monitored quarterly using a rolling 5-year time period net of fees. For evaluation purposes, the total return of each investment option is compared to an appropriate index based on the investment style of each investment option.  Investment restrictions are established by asset category and are designed to control the level of overall risk and liquidity of the investment program. The investment policy maintains a longer-term focus and considers the timing of payment for benefit obligations.

Fair value measurements at December 31, 2011:

(in millions)	Level 1	Level 2	Level 3

Equity separate account investment options	$—	$104.0	$—
Fixed separate account investment options	—	16.9	—
Fixed interest investment option	—	33.3	—
Total	$—	$154.2	$—

The pension plan invests in separate account units where the unit values are calculated based upon observable net asset values from various fund companies.  The fixed interest investment is held in the general account of AUL.  Refer to Note 15—Fair Value for additional discussion regarding the levels of the fair value hierarchy.

Contributions

The Company expects to contribute $9.0 million to its pension plan and $3.2 million to its other postretirement benefit plans in 2012.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

(in millions)	Pension Benefits	Other Benefits

2012	$5.0	$3.2
2013	5.4	3.2
2014	6.0	3.3
2015	6.8	3.4
2016	7.6	3.4
Years 2017-2021	51.7	18.4

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

9.  Benefit Plans, continued

Defined Contribution Plans and Deferred Compensation

The Company sponsors a defined contribution savings plan that covers substantially all employees.  The Company match is 50 percent of employee contributions up to 7.0 percent of eligible earnings.  Additional employee voluntary contributions may be made to the plan subject to contribution guidelines.  Company contributions to the plan were $2.9 million, $3.0 million and $2.5 million in 2011, 2010 and 2009, respectively.

The Company has two defined contribution pension plans covering substantially all career agents, except for general agents.  Contributions of 4.5 percent of defined commissions (plus 4.5 percent for commissions over the Social Security wage base) are made to the pension plan and an additional contribution of up to 4.0 percent (subject to matching on agents’ contributions) of defined commissions are made to the 401(k) plan.  Company contributions expensed for these plans were $1.1 million, $1.0 million and $1.0 million in 2011, 2010 and 2009, respectively.

The Company has entered into deferred compensation agreements with directors, certain employees, career agents and general agents.  These deferred amounts are payable according to the terms and conditions of the agreements.  Annual costs of the agreements were $4.6 million, $5.2 million and $5.4 million for 2011, 2010 and 2009, respectively.

10. Federal Income Taxes

The Company and its subsidiaries file consolidated and separate federal, state and local income tax returns.

The federal income tax expense, for the years ended December 31, was as follows:

(in millions)	2011	2010	2009

Current	$54.1	$39.9	$33.2
Deferred	(1.4)	15.9	9.6
Income tax expense	$52.7	$55.8	$42.8

A reconciliation of the income tax attributable to continuing operations computed at the federal statutory tax rate to the income tax expense included in the statement of operations, for the years ended December 31, were as follows:

(in millions)	2011	2010	2009

Income tax computed at statutory tax rate:	$57.3	$62.2	$50.9
Tax preferenced investment income	(5.8)	(6.3)	(7.8)
Credits available to offset tax	0.2	(0.3)	(0.7)
Other	1.0	0.2	0.4
Income tax expense	$52.7	$55.8	$42.8

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

10. Federal Income Taxes, continued

The federal income tax (recoverable) liability for the years ended December 31, were as follows:

(in millions)	2011	2010

Current	$(5.8)	$7.1
Deferred	337.6	265.6
Total federal income tax (recoverable) liability	$331.8	$272.7

The significant components of deferred assets and liabilities, as of December 31, are as follows:

(in millions)	2011	2010

Deferred tax assets
Insurance liabilities	$122.2	$113.9
Deferred gain on indemnity reinsurance	18.5	18.9
Employee benefit plans	45.6	31.5
Other	10.9	11.5
Total deferred tax assets	197.2	175.8

Deferred tax liabilities
Deferred policy acquisition costs & value of business acquired	225.6	220.2
Investments	14.1	11.6
Fixed assets and software	10.0	9.5
Unrealized appreciation	284.6	198.0
Other	0.5	2.1
Total deferred tax liabilities	534.8	441.4
Total net deferred tax liability	$337.6	$265.6

Federal income taxes paid were $67.0 million and $36.3 million in 2011 and 2010, respectively. The Company has $6.0 million of net operating losses available to offset future taxable income.  The losses are non-life losses and therefore, are limited in their ability to offset life insurance company taxable income.  If unused, the losses will expire between 2025 and 2027.

If the Company determines that any portion of its deferred tax assets will not be utilized in future years, a valuation allowance must be established for that portion of the deferred tax assets in doubt.  Based upon the best available information and expectations, the Company believes that it is more likely than not the deferred tax assets will be realized.

Company has reviewed all open tax years for major tax jurisdictions and has concluded that there are no uncertain tax positions that would require a contingent liability to be recorded as of December 31, 2011.  The Company is not aware of any tax position where it is reasonably possible that amounts of unrecognized tax benefits will significantly change in the next 12 months.  Calendar years 2008 through 2011 remain open to examination.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

11. Reinsurance

The Company uses reinsurance to mitigate the risks it underwrites on a direct basis.  For individual life policies, the Company cedes the portion of the total risk in excess of $0.5 million.  For other policies, the Company has established various limits of coverage it will retain on any one policyholder and cedes the remainder of such coverage.  The Company is party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding company for portions of the claims incurred.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

(in millions)	2011	2010	2009

Direct premiums	$556.5	$510.8	$481.7
Reinsurance assumed	334.2	352.2	368.9
Reinsurance ceded	(491.2)	(454.4)	(470.3)
Net premiums	399.5	408.6	380.3
Reinsurance recoveries	$476.4	$394.7	$402.4

The Company reviews all reinsurance agreements for transfer of risk and evaluates the proper accounting methods based upon the terms of the contract.  If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable.  Seven reinsurers account for approximately 92 percent of the Company’s December 31, 2011, ceded reserves for life and accident and health insurance.    These reinsurers maintain A.M. Best ratings between A+ and A-.  The remainder of such ceded reserves is spread among numerous reinsurers.  Refer to Note 3—Acquisitions and Other Significant Transactions for details on the reinsurance transaction in 2002 with ERAC, the Golden Rule transaction in 2005, and the Symetra transaction in 2011.

12. Surplus Notes, Notes Payable and Lines of Credit

In September 2006, the Company enhanced its financial flexibility through AUL and State Life’s membership in the Federal Home Loan Bank of Indianapolis (FHLBI).  FHLBI membership provides ready access to funds and borrowing capacity through the issuance of Funding Agreements.  The Company intends to use this access to funds as an additional source of liquidity for its operations and to earn incremental income.  The Company is required to hold a certain amount of FHLBI common stock as a requirement of membership, based on a minimum of 5 percent of outstanding borrowings.  At December 31, 2011, the carrying value of the FHLBI common stock was $54.8 million.  The carrying value of the FHLBI common stock approximates fair value.

Funding Agreements associated with the FHLBI totaled $1,045.5 million and $900.6 million as of December 31, 2011 and 2010, respectively.  The proceeds were used to purchase bonds.  The Company closely matches the maturities of the Funding Agreements with bond maturities.  The Funding Agreements are classified as Deposit Type Contracts with a carrying value of $1,047.1 million and $902.2 million at December 31, 2011 and 2010, respectively. The average interest rate on these Funding Agreements is 3.72 percent and range from 0.76 percent to 4.59 percent.  Maturities for the Funding Agreements range from February 2013 to November 2021.   Interest was paid in the amount of $35.1 million and $34.3 million in 2011 and 2010, respectively.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

12. Surplus Notes, Notes Payable and Lines of Credit, continued

The Funding Agreements are collateralized by bond and mortgage investments and are maintained in a custodial account for the benefit of the FHLBI.  Total pledged assets amounted to $1,642.1 million and $1,373.6 million at December 31, 2011 and 2010, respectively and are included in fixed maturities and mortgages reported on the balance sheet.

The fixed rate funding agreements are pre-payable subject to payment of a yield maintenance fee based on current market interest rates.  While no pre-payments are expected, the aggregate fee to prepay all fixed rate borrowings would have been $85.9 million at December 31, 2011.

On October 6, 2003, the Company issued Senior Notes with a face value of $200 million, due October 15, 2033.  Interest is payable semi-annually on April 15th and October 15th at a 7 percent annual rate.   The notes are an unsecured senior obligation and will rank equally with any of the Company’s senior unsecured indebtedness. The notes will effectively rank junior to any future secured indebtedness as to the assets securing such indebtedness and to all indebtedness and other obligations, including insurance and annuity liabilities, of the subsidiaries.   The indenture for the Senior Notes imposes restrictions on stock transactions and indebtedness of subsidiaries, and includes conditions regarding mergers or consolidations.  Interest paid was $14.0 million in 2011, 2010 and 2009.

On February 16, 1996, AUL issued $75 million of surplus notes, due March 30, 2026.  Interest is payable semi-annually on March 30 and September 30 at a 7.75 percent annual rate.  Any payment of principal or interest on the notes may be made only with the prior approval of the Commissioner of the Indiana Department of Insurance.  The surplus notes may not be redeemed at the option of AUL or any holders of the surplus notes.  Interest paid was $5.8 million in 2011, 2010 and 2009.

Surplus Notes and Senior Notes:

(in millions)	2011	2010

Senior notes, 7%, due 2033	$200.0	$200.0
Surplus notes, 7.75%, due 2026	75.0	75.0
Total notes payable	$275.0	$275.0

13. Commitments and Contingencies

Various lawsuits have arisen in the ordinary course of the Company’s business.  In each of the matters and collectively, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to the financial condition, operations or cash flows of the Company.

Recent attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies used the Social Security Administration’s Master Death File to identify deceased policy and contract holders.  Additionally, regulators and state legislators are considering proposals that would require life insurance companies to take additional steps to identify unreported deceased policy and contract holders.  The Company believes these developments will not result in a material adverse impact on the financial condition, operations or cash flows of the Company.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

14. Statutory Information

AUL, State Life and PML prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the department of insurance for their respective state of domicile.  Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners’ (NAIC) publications.

A reconciliation of SAP surplus to GAAP equity at December 31 follows:

(in millions)	2011	2010

SAP surplus	$1,154.9	$1,069.4
Asset valuation reserve	94.6	86.9
Deferred policy acquisition costs	733.3	688.2
Value of business acquired	64.6	79.1
Adjustments to policy reserves	(192.4)	(168.7)
Interest maintenance reserves (IMR)	39.7	34.6
Unrealized gain on invested assets, net	527.9	367.5
Surplus notes	(75.0)	(75.0)
Deferred gain on indemnity reinsurance	(52.9)	(53.9)
Deferred income taxes	(126.7)	(126.4)
Other, net	(46.4)	(26.8)
GAAP equity	$2,121.6	$1,874.9

A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:

(in millions)	2011	2010	2009

SAP net income	$105.4	$94.2	$89.9
Deferred policy acquisition costs	44.9	35.1	16.5
Value of business acquired	(14.5)	(9.0)	(3.6)
Adjustments to policy reserves	(23.4)	8.0	6.2
Deferred income taxes	(3.3)	(15.6)	(8.1)
Realized gains, net of tax	18.4	16.9	4.9
IMR amortization	(10.8)	(6.0)	(3.5)
Other, net	(5.7)	(1.7)	0.4
GAAP net income	$111.0	$121.9	$102.7

Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $28.4 million and $28.5 million at December 31, 2011 and 2010, respectively.

State statutes and the mutual insurance holding company law limit dividends from AUL, State Life and PML to OneAmerica.  No dividends were paid in 2011, 2010, or 2009.  State statutes allow the greater of 10 percent of statutory surplus or 100 percent of net income as of the most recently preceding year-end to be paid as dividends without prior approval from state insurance departments.  Under state statutes, dividends would be limited to approximately $146 million in 2012.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

15. Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Authoritative guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value based on their observability.  The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.  The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.  The levels of the fair value hierarchy are as follows:

•                  Level 1 — Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities.  These generally provide the most reliable evidence and are used to measure fair value whenever available.  Active markets provide current pricing data on a more frequent basis.  Examples include certain U.S. Treasury securities and exchange-traded equity securities.

•                  Level 2 — Fair value is based on quoted prices for similar assets or liabilities in active markets, inactive markets, or model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. This level includes financial instruments that are valued by independent pricing services using models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs which are observable or derived from observable information in the marketplace. Examples include certain public and private corporate securities, certain government and agency securities, and certain mortgage-backed securities.

•                  Level 3 — Fair value is based on valuations derived from techniques in which one or more significant inputs or significant value drivers are unobservable for assets or liabilities. Non-binding broker quotes on certain fixed maturity securities, which are utilized when pricing service information is not available, are reviewed for reasonableness by the Company, and are generally considered Level 3.  Examples include certain public and private corporate securities, certain mortgage-backed securities and other less liquid securities (such as FHLBI stock and limited partnerships), and embedded derivatives resulting from certain products with guaranteed benefits.

In certain instances, the inputs used to measure fair value fall into different levels of the fair value hierarchy.  In such cases, the level disclosed is based on the lowest level significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement and ultimate classification of each asset and liability requires judgment.

The methods and assumptions the Company uses to estimate fair values of assets and liabilities measured on a recurring basis are summarized below.

Fixed maturity securities - are based on quoted market prices where available.  For fixed maturity securities not actively traded, fair values are estimated using values obtained from a number of independent pricing sources.  In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate consistent with the industry sector, credit quality and maturity of each investment, taking into account the reduced liquidity associated with the security.  To the extent that management determines that such non-observable inputs, such as a liquidity adjustment, are not significant to the price of a security, a Level 2 classification is made.  For residential mortgage-backed securities, the primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.  For commercial mortgage-backed securities, the primary inputs to the valuation include the same for residential except for prepayment speeds.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

15. Fair Value, continued

Most of the mortgage-backed security inputs are market observable and have been primarily classified as Level 2.  US Treasury notes traded in an active market are reported as Level 1. Securities with quotes from pricing services are generally reflected within Level 2.  If the Company concludes that pricing information from the independent pricing service is not reflective of market activity, non-binding broker quotes may be used.  When observable market data is not available, the security is reported in Level 3.

Equity securities — consist of investments in common and preferred stock of publicly and privately traded securities as well as common stock mutual funds shares.  The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.  Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment and therefore may use unobservable inputs.  Most privately traded equity securities, the majority being FHLBI stock, are classified within Level 3.

Short-term and other invested assets — the short-term investments are typically not traded in active markets, however the fair values are based on market observable inputs and are categorized accordingly within Level 2. Other invested assets include limited partnerships that are carried at fair value.  Fair value is determined based on the net asset value provided by the limited partnership manager (except where the Company has a minor interest) and is classified as Level 3.

Cash equivalents — include money market instruments and other highly liquid debt instruments.  Money market instruments are generally valued using unadjusted quoted prices in active markets and are primarily classified as Level 1.  The remaining cash equivalents are not traded in active markets however their fair values are based on market observable inputs and have been classified as Level 2.

Separate accounts - represent assets segregated and invested on behalf of customers.  Investment risks associated with market value changes are borne by the customer.  Separate account assets comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access.  These net asset values are obtained daily from the fund managers.

Variable annuity minimum guarantee benefits — are embedded derivative liabilities reflecting the present value of expected future payments (benefits) less the present value of assessed fees, adjusted for risk margins, attributable to the guaranteed benefit feature valued as an embedded derivative over a range of market constant economic scenarios.  Since there is no observable active market for the transfer of these obligations, the fair value is determined using internally developed models, and incorporates significant non-observable inputs and assumptions related to policyholder behavior (including mortality, lapse, and annuity benefit election rates), risk margins and projections of separate account funds (including market returns and market volatilities), and also takes into consideration the Company’s own risk of non-performance. The Company regularly evaluates each of the key inputs and assumptions used in establishing these liabilities by considering how a hypothetical market participant would set assumptions at each valuation date.  Capital market assumptions are expected to change at each valuation date reflecting current observable market conditions.  Other assumptions may also change based on a hypothetical market participant’s view of actual experience as it emerges over time or other factors that impact the net liability.  As management believes that the most significant assumptions and inputs are non-observable, these embedded derivative liabilities have been classified as Level 3.  If the emergence of future experience differs from the assumptions used in estimating these liabilities, or assumptions change in the future, the resulting impact, which is recorded directly to earnings, could be material to the Company’s consolidated financial statements.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

15. Fair Value, continued

Transfers

The Company’s policy is to illustrate transfers in or out of Level 3 at amortization cost and at the beginning of the period.  The 2011 transfers in and out of Level 3 can be attributed, in part, to investments shifting between investment grade and non-investment grade and the associated use of non-binding broker quotes.  In 2010, the significance of non-observable inputs such as the liquidity adjustment factor was reevaluated by management and these inputs were determined to no longer result in Level 3 classification for certain private corporate debt securities as the market observability of the key inputs highlighted above has improved.  Additionally, as a result of increased liquidity in the market and greater availability of market observable quoted prices from additional pricing sources, various state & local government, corporate-private and commercial mortgage-backed securities were reported in Level 2 in 2010 rather than Level 3 as in 2009.

There were no significant transfers between Level 1 and Level 2.

The balances of assets and liabilities measured at fair value, as of December 31, were as follows:

	December 31, 2011
(in millions)	Quoted Prices in Active Markets Level 1	Significant Observable Level 2	Significant Unobservable Level 3	Total Fair Value

Assets
US government & agencies	$30.7	$13.1	$—	$43.8
State & local government	—	440.0	—	440.0
Foreign government	—	37.4	—	37.4
Corporate - public	—	6,925.8	480.2	7,406.0
Corporate - private	—	1,931.8	70.9	2,002.7
Residential mortgage-backed	—	1,513.0	0.1	1,513.1
Commercial mortgage-backed	—	659.8	—	659.8
Other asset backed	—	217.1	3.2	220.3
Subtotal - fixed maturities	$30.7	$11,738.0	$554.4	$12,323.1
Equity securities	5.5	—	59.6	65.1
Short-term & other invested assets	—	0.1	33.3	33.4
Cash equivalents	33.7	—	—	33.7
Separate account assets	8,243.5	0.3	—	8,243.8
Total assets	$8,313.4	$11,738.4	$647.3	$20,699.1

Liabilities
Variable annuity guarantee benefits	$—	$—	$24.3	$24.3
Total liabilities	$—	$—	$24.3	$24.3

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

15. Fair Value, continued

	December 31, 2010
(in millions)	Quoted Prices in Active Markets Level 1	Significant Observable Level 2	Significant Unobservable Level 3	Total Fair Value

Assets
US government & agencies	$28.3	$7.5	$—	$35.8
State & local government	—	369.4	—	369.4
Foreign government	—	36.9	—	36.9
Corporate - public	—	6,107.8	455.0	6,562.8
Corporate - private	—	1,771.9	68.2	1,840.1
Residential mortgage-backed	—	1,337.0	4.0	1,341.0
Commercial mortgage-backed	—	532.2	14.9	547.1
Other asset backed	—	173.6	4.6	178.2
Subtotal - fixed maturities	$28.3	$10,336.3	$546.7	$10,911.3
Equity securities	5.2	1.9	51.3	58.4
Short-term & other invested assets	—	2.4	26.3	28.7
Cash equivalents	134.5	14.5	—	149.0
Separate account assets	8,183.8	0.3	—	8,184.1
Total assets	$8,351.8	$10,355.4	$624.3	$19,331.5

Liabilities
Variable annuity guarantee benefits	$—	$—	$3.3	$3.3
Total liabilities	$—	$—	$3.3	$3.3

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

15. Fair Value, continued

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the period ended December 31, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities.

(in millions)	Fixed Maturities	Equity Securities & Other	Variable Annuity Guarantee Benefits	Total

Balance at December 31, 2009	$2,937.7	$77.6	$(2.3)	$3,013.0
Gains (losses) included in net income	19.1	(1.4)	(1.0)	16.7
Gains included in other comprehensive income	1.2	0.4	—	1.6
Purchases, issuances, sales, settlements	(98.4)	4.0	—	(94.4)
Transfer into (out of) Level 3:
Transfers into Level 3	19.2	—	—	19.2
Transfers (out of) Level 3	(2,332.1)	(3.0)	—	(2,335.1)
Total transfers (out of) Level 3	(2,312.9)	(3.0)	—	(2,315.9)

Balance at December 31, 2010	$546.7	$77.6	$(3.3)	$621.0
Gains (losses) included in net income	4.3	1.5	(21.0)	(15.2)
Gains (losses) included in other comprehensive income	(3.5)	0.1	—	(3.4)
Purchases	105.2	17.3	—	122.5
Issuances	37.3	—	—	37.3
Sales	(102.9)	(3.6)	—	(106.5)
Settlements	(32.0)	—	—	(32.0)
Transfer into (out of) Level 3:
Transfers into Level 3	92.4	—	—	92.4
Transfers (out of) Level 3	(93.1)	—	—	(93.1)
Total transfers (out of) Level 3	(0.7)	—	—	(0.7)

Balance at December 31, 2011	$554.4	$92.9	$(24.3)	$623.0

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

15. Fair Value, continued

The following two tables provide additional detail of the changes in fair value of Level 3 Fixed Maturities for the period ended December 31.

(in millions)	US government & agencies	State & local government	Foreign government	Corporate - public

Balance at December 31, 2009	$2.9	$196.7	$15.0	$503.3
Gains included in net income	—	—	—	9.1
Gains (losses) included in other comprehensive income	—	—	(0.1)	7.0
Purchases, issuances, sales, settlements	—	—	(5.0)	100.8
Transfer into (out of) Level 3:		—
Transfers into Level 3	—	—	—	15.5
Transfers (out of) Level 3	(2.9)	(196.7)	(9.9)	(180.7)
Total transfers (out of) Level 3	(2.9)	(196.7)	(9.9)	(165.2)

Balance at December 31, 2010	$—	$—	$—	$455.0
Gains included in net income	—	—	—	4.1
Gains included in other comprehensive income	—	—	—	2.5
Purchases	—	—	—	105.2
Issuances	—	—	—	26.8
Sales	—	—	—	(102.8)
Settlements	—	—	—	(18.8)
Transfer into (out of) Level 3:
Transfers into Level 3	—	—	—	76.7
Transfers (out of) Level 3	—	—	—	(68.5)
Total transfers into Level 3	—	—	—	8.2

Balance at December 31, 2011	$—	$—	$—	$480.2

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

15. Fair Value, continued

(in millions)	Corporate - private	Residential mortgage- backed	Commercial mortgage- backed	Other asset backed

Balance at December 31, 2009	$1,750.3	$15.1	$354.3	$100.1
Gains included in net income	8.8	—	1.2	—
Gains (losses) included in other comprehensive income	(4.9)	—	(1.0)	0.2
Purchases, issuances, sales, settlements	(191.3)	4.0	(5.5)	(1.4)
Transfer into (out of) Level 3:
Transfers into Level 3	—	—	0.2	3.5
Transfers (out of) Level 3	(1,494.7)	(15.1)	(334.3)	(97.8)
Total transfers (out of) Level 3	(1,494.7)	(15.1)	(334.1)	(94.3)

Balance at December 31, 2010	$68.2	$4.0	$14.9	$4.6
Gains included in net income	0.2	—	—	—
(Losses) included in other comprehensive income	(5.9)	—	—	(0.1)
Purchases	—	—	—	—
Issuances	10.5	—	—	—
Sales	(0.1)	—	—	—
Settlements	(11.7)	—	(0.2)	(1.3)
Transfer into (out of) Level 3:
Transfers into Level 3	15.6	0.1	—	—
Transfers (out of) Level 3	(5.9)	(4.0)	(14.7)	—
Total transfers into (out of) Level 3	9.7	(3.9)	(14.7)	—

Balance at December 31, 2011	$70.9	$0.1	$—	$3.2

Realized gains (losses) are reported in the consolidated statement of operations, while unrealized gains (losses) are reported in other comprehensive income (losses) within equity in the balance sheet.  Annuity guarantee benefits are reported in Policy Benefits in the consolidated statement of operations.

Many but not all of the Company’s financial instruments are carried at fair value on the consolidated balance sheets.  Financial instruments that are not carried at fair value in the consolidated balance sheets are discussed below.

The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The carrying value of policy loans approximates fair value.

OneAmerica Financial Partners, Inc.

Notes to Consolidated Financial Statements, continued

15. Fair Value, continued

The estimated fair values of the liabilities for interest-bearing policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year.  Fair values for other insurance reserves are not required to be disclosed.  However, the estimated fair values for all insurance liabilities are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The fair value of Funding Agreements with FHLBI was estimated by discounting the future cash flows using current rates.

The surplus note and notes payable values are estimated using bonds of similar quality issued by other insurance companies for which there is a readily observable market or for which there is a frequently quoted market.

The fair values for financial instruments are based on various assumptions and estimates as of a specific point in time.  They do not represent liquidation values and may vary significantly from amounts that will be realized in actual transactions.  Therefore, the fair values presented in the following table should not be construed as the underlying value of the Company.  The fair value of certain financial instruments, along with the corresponding carrying values at December 31 follows:

	2011		2010
(in millions)	Carrying value	Fair value	Carrying value	Fair value

Mortgage loans	$1,620.0	$1,768.0	$1,537.8	$1,614.5
Policy loans	262.4	262.4	252.8	252.8
Funding agreements - refer to Note 8	1,047.1	1,194.1	902.2	954.1
Surplus notes and notes payable	275.0	288.9	275.0	267.2

16.  Subsequent Events

Management has evaluated the impact of all subsequent events through March 19, 2012, the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

No dealer, salesman or any other person is authorized by the AUL American Individual Variable Life Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C.  For further information regarding the AUL American Individual Variable Life Unit Trust, AUL and its variable products, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.

The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE

Sold By

AMERICAN UNITED

LIFE INSURANCE COMPANY(R)

One American Square, PO Box 7127

Indianapolis, Indiana 46282

WWW.AUL.COM

STATEMENT OF ADDITIONAL INFORMATION

Dated: May 1, 2012

PART C: Other Information

Item 26. Exhibits

 (a)                               Board of Directors Resolutions.

1. Resolution of the Board of Directors of the Depositor dated July 10, 1997 concerning AUL American Individual Variable Life Unit Trust (1)

(b)                                 Custodian Agreements.

Not Applicable.

(c)                                  Underwriting Contracts.

1.                         Distribution Agreement between American United Life Insurance Company and OneAmerica Securities, Inc. (1)

2.                         Schedule of Sales Commissions (2)

3.                         Form of Selling Agreement (10)

(d)                                 Contracts.

1.               Form of Flexible Premium Adjustable Variable Life Insurance Policy (1)

2.               Form of Last Survivor Rider (1)

3.               Form of Waiver of Monthly Deduction Disability (1)

4.               Form of Guaranteed Insurability Option (1)

5.               Form of Children’s Insurance Benefit Rider (1)

6.               Form of Other/Same Insured Level Term Insurance Rider (1)

7.               Form of Waiver of Premium Disability Benefit Rider (1)

8.               Form of Automatic Increase Rider (1)

9.               Form of Guaranteed Death Benefit Rider (1)

10.         Form of Accelerated Benefit Rider (1)

11.         Form of Joint First-to-Die Level Term Insurance Rider (1)

12.         Form of Long Term Care Accelerated Death Benefit Rider (9)

(e)                                  Applications.

1.               Form of Application for Flexible Premium Adjustable Variable Life Insurance Policy(4)

(f)                                    Depositor’s Certificate of Incorporation and By-Laws.

1.                      Certification of Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company (3)

2.                      Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company (3)

3.                      Second Amended and Restated Articles of Incorporation of American United Life Insurance Company(R) (7)

4.                      Second Amended and Restated Bylaws of American United Life Insurance Company(R) (7)

(g)                                 Reinsurance Contracts.

Not Applicable.

(h)                                 Participation Agreements.

1.                      Form of Participation Agreement between American United Life Insurance Company(R) and Alger American Fund (3)

2.                      Form of Participation Agreement between American United Life Insurance Company(R) and American Century Variable Portfolios, Inc. (3)

3.                      Form of Participation Agreement between American United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund (3)

4.                      Form of Participation Agreement between American United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund II (3)

5.                      Form of Participation Agreement between American United Life Insurance Company(R) and T. Rowe Price Equity Series, Inc. (3)

6.                      Form of Participation Agreement between American United Life Insurance Company(R) and INVESCO Variable Investment Funds, Inc. (4)

7.                      Form of Participation Agreement between American United Life Insurance Company(R) and Janus Aspen Series (5)

8.                      Form of Participation Agreement between American United Life Insurance Company(R) and PBHG Insurance Series Fund (5)

9.                      Form of Participation Agreement between American United Life Insurance Company(R) and SAFECO Resource Series Trust (5)

10.                Form of Participation Agreement between American United Life Insurance Company(R) and T. Rowe Price Fixed Income Series, Inc.(5)

11.                Form of Amendment to the Participation Agreement between American United Life Insurance Company(R) and PBHG Insurance Series Fund (6)

12.                Form of Participation Agreement between American United Life Insurance Company(R) and Neuberger Berman Advisers Management Trust (6)

13.                Form of Participation Agreement between American United Life Insurance Company(R) and AIM Variable Insurance Funds (7)

14.                Form of Participation Agreement between American United Life Insurance Company(R) and Dreyfus Investment Portfolios and Dreyfus Variable Investment Fund (7)

15                   Form of Participation Agreement between AIM Variable Insurance Funds and American United Life Insurance Company(R) (8)

16                   Form of Participation Agreement between Pioneer Funds Distributor, Inc. and American United Life Insurance Company(R) (8)

17                   Form of Amendment to Schedule A of Participation Agreement between American United Life Insurance Company(R) and T. Rowe Price Equity Series, Inc. (8)

18                   Form of Addendum to the Account Services Agreement between American United Life Insurance Company(R) and Thornburg Investment Management, Inc. (8)

19                   Form of Participation Agreement between American United Life Insurance Company(R) and the Timothy Plan (8)

20                   Form of Participation Agreement between American United Life Insurance Company(R) and Vanguard Variable Insurance Fund(8)

(i)                                     Administrative Contracts.

Not Applicable.

(j)                                     Other Material Contracts.

Not Applicable.

(k)                                  Legal Opinion.

1.                      Opinion and consent of legal officer of American United Life Insurance Company(R) as to legality of Policies being registered (2)

(l)                                     Actuarial Opinion.

1.                      Opinion of Actuary (2)

(m)                               Calculation.

Not Applicable.

(n)                                 Other Opinions.

1.                      Consent of Dechert Price & Rhoads (2)

2.                      Consent of Independent Auditors (11)

3.                      Powers of Attorney (11)

4.                      Rule 483 Certified Resolution (11)

(o)                                 Omitted Financial Statements.

Not Applicable.

(p)                                 Initial Capital Agreements.

Not Applicable.

(q)                                 Redeemability Exemption.

1.                      Memorandum describing issuance, transfer and redemption procedures. (1)

(1)                                  Filed with the Registrant’s initial registration statement on Form S-6 (File No. 333-32531) on July 31, 1997.

(2)                                  Filed with the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-32531) on October 30, 1997.

(3)                                  Filed with the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-32531) on April 30, 1998.

(4)                                  Filed with the Registrant’s Post-effective Amendment No. 6 to the Registration Statement on Form S-6 (File 333-32531) on August 28, 2001.

(5)                                  Filed with the Registrant’s Post-effective Amendment No. 8 to the Registration Statement on Form N-6 (File 333-32531) on February 28, 2003.

(6)                                  Filed with the Registrant’s Post-effective Amendment No. 9 to the Registration Statement on Form N-6 (File 333-32531) on April 30, 2003.

(7)                                  Filed with the Registrant’s Post-effective Amendment No. 10 to the Registration Statement on Form N-6 (File 333-32531) on April 28, 2004.

(8)                                  Filed with the Registrant’s Post-effective Amendment No. 11 to the Registration Statement on Form N-6 (File 333-32531) on April 29, 2005.

(9)                                  Filed with the Registrant’s Post-effective Amendment No. 12 to the Registration Statement on Form N-6 (File 333-32531) on June 24, 2005.

(10)                            File with the Registrant’s Post-effective Amendment No. 13 to the Registration Statement on Form N-6 (File 333-32531) on April 28, 2006.

(11)                            File with the Registrant’s Post-effective Amendment No. 19 to the Registration Statement on Form N-6 (File 333-32531) on April 19, 2012.

* To be filed by amendment.

Item 27. Directors and Officers of the Depositor

Name and Address	Positions and Offices with AUL
J. Scott Davison*

Executive Vice President (02/11 to present); Chief Financial Officer (6/04 - 02/11); Senior Vice President, Strategic Planning and Corporate Development (7/02 -6/04); Director, AUL (7/02 - present); Vice President, Corporate Planning (1/00 - 7/02)

Jeffrey D. Holley*	Chief Financial Officer, (9/11 - present); Treasurer (9/11 - present); Director, AUL (10/11 - present)
John C. Mason*

Chief Investment Officer (3/12 - present); Vice President, Investments (8/11 - 3/12); Vice President Fixed Income Securities (2/10 - 3/12); Vice President, Marketable Bonds, (5/03 - 2/10); Director, AUL (2/12 - present)

Dayton H. Molendorp*

Chairman, AUL (2/2007 to Present); President and Chief Executive Officer, AUL (9/04 - present); Executive Vice President, AUL (2/03 - 9/04); Senior Vice President, Individual Division (9/99 - 2/03); Director, AUL, (12/00 - present); Vice President, Marketing, Individual Division (6/92 - 9/98)

Mark C. Roller*

Senior Vice President, Human Resources & Corporate Support, (12/01 - present); Director, AUL (12/01 - present); Vice President Human Resources, (11/99 - 12/01); Vice President, Corporate Planning, (9/95 - 11/99)

G. David Sapp*	Senior Vice President, Investments (1/92 - 3/12); Director, AUL (12/00 - 3/12)
Thomas M. Zurek*	General Counsel & Secretary (8/02 - present); Director, AUL (8/02 - present)

*One American Square, Indianapolis, Indiana 46282

Item 28. Persons Controlled by or Under Common Control with the Depositor or the

Registrant.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

AMERICAN UNITED LIFE INSURANCE COMPANY (“AUL”) is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company.

AMERICAN UNITED MUTUAL INSURANCE HOLDING COMPANY (“AUMIHC”) is a mutual holding company created on December 17, 2000, under the laws of the state of Indiana. The rights of policyowners of American United Life Insurance Company, including the right to elect directors to the Board of Directors, reside with this entity, which must hold at least 51% of the voting stock of the stock holding company, OneAmerica Financial Partners, Inc.

AUL AMERICAN UNIT TRUST (File No. 811-5929), AUL AMERICAN INDIVIDUAL UNIT TRUST (File No. 811-8536), and AUL AMERICAN INDIVIDUAL VARIABLE ANNUITY UNIT TRUST(File No. 811-9193) are separate accounts of AUL, organized for the purpose of the sale of group and individual variable annuity contracts, respectively.

AUL REINSURANCE MANAGEMENT SERVICES, LLC (“RMS”) is a limited liability company organized under the laws of Indiana on November 3, 1999. RMS is a reinsurance manager. Since divestiture of AUL’s reinsurance division, most remaining reinsurance and AUL Long Term Care Solutions, Inc. were transferred to GE Employers Reinsurance Corporation on July 1, 2002. AUL has a 100% equity interest in RMS.

MCCREADY AND KEENE, INC., (“McCready”) is an Indiana corporation operating as an independent actuarial and employee benefits consulting firm specializing in designing, installing and administering customized retirement plans. Effective July 1, 2010, OAFP, described below, purchased 100% of the outstanding stock of McCready at $1,235.48/share pursuant to a June 23, 2010 share purchase agreement. As a result of this transaction, AUL has acquired a 0% equity interest in that company.

ONEAMERICA FINANCIAL PARTNERS, INC. (“OAFP”) is the stock holding company which owns all of the shares of American United Life Insurance Company, formerly an Indiana mutual insurance company, which is now an Indiana stock insurance company.

ONEAMERICA FUNDS, INC. (the “Fund”) (File No. 811-5850) was incorporated under the laws of Maryland on July 26, 1989, and is an open-end management investment company under the Investment Company Act of 1940. It was established for the primary purpose of providing a funding vehicle for group and individual variable annuity contracts known as American Series Contracts. On May 1, 2002, the name of this corporation was changed. The prior name was AUL American Series Funds, Inc. As of December 31, 2011, there are 620 million authorized shares; currently, 612 million shares have been allocated and issued. AUL owns 0.00 percent of the Value portfolio, 0.00 percent of the Investment Grade Bond portfolio, 0.00 percent of the Asset Director portfolio, 68 percent of the Socially Responsive portfolio and 0.00 percent of the Money Market portfolio shares as of December 31, 2011. As a result of the transaction, the separate accounts of AUL have acquired a 99.84% equity interest in the Fund.

ONEAMERICA SECURITIES, INC. (broker-dealer No. 801-56819) is a wholly owned subsidiary of AUL and was incorporated on June 4, 1969, and acts as a broker-dealer of securities products. On January 1, 2002, the name of this corporation was changed. The prior name was AUL Equity Sales Corp. As of December 31, 2011, the total number of shares, all without par value, that the corporation is authorized to issue is 1,000 shares. As of December 31, 2011, 400 shares are issued and outstanding, all of which were purchased and are owned by AUL. As a result of the transaction, AUL has acquired a 100% equity interest in that company.

PIONEER MUTUAL LIFE INSURANCE COMPANY A STOCK SUBSIDIARY OF AUMIHC (“Pioneer”) is a North Dakota domestic insurance company whose principal business is the sale of life insurance policies and annuity contracts. During calendar year 2001, Pioneer, pursuant to the authority of the North Dakota and Indiana Insurance Commissioners, and with the approval of its members, reorganized from a mutual insurance company to become part of AUMIHC. Effective January 1, 2002, Pioneer is wholly owned by OneAmerica, which is wholly owned by AUMIHC, and its former members are now voting members of AUMIHC. As a result of the transaction, AUL has acquired a 0% equity interest in that company.

R. E. MOULTON, INC. (“RE Moulton”) is a Massachusetts corporation which, until January 31, 2012, operated on AUL’s behalf as a managing general agent for stop-loss insurance policies issued to self-funded benefit plans. Effective October 1, 2003, OneAmerica purchased 100% of the outstanding stock of R.E. Moulton, Inc. for $27,400,000. As a result of this transaction, AUL has acquired a 0% equity interest in that company.

REGISTRANT (AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST File No. 811-8311), is a separate account of AUL, organized for the purpose of the sale of individual variable life insurance products.

THE STATE LIFE INSURANCE COMPANY (“State Life”) is an Indiana domestic stock subsidiary of AUMIHC whose principal business is the sale of life insurance and long-term care insurance products. State Life became part of the insurance holding company system on September 23, 1994. During calendar year 2004, State Life, pursuant to the authority of the Indiana Insurance Commissioner and with the approval of its members, reorganized from a mutual insurance company to become a stock insurance subsidiary of AUMIHC. Effective December 30, 2004, State Life is wholly owned by OneAmerica, which is wholly owned by AUMIHC, and its former members are now voting members of AUMIHC. As a result of the transaction, AUL has acquired a 0% equity interest in that company.

Item 29. Indemnification.

Article IX, Section 1 of the Second Amended and Restated Articles of Incorporation of American United Life Insurance Company(R) provides as follows:

(a) Coverage. The Corporation shall indemnfy as a matter of right, every person made a party to a proceeding because such person (an “Indemnitee”) is or was:

(i)    a member of the Board of Directors of the Corporation,

(ii)   an officer of the Corporation, or

(iii)while a director or officer of the Corporation, serving at the Corporation’s request as a director, officer, partner, trustee, member, manager, employee, or agent of another foreign or domestic corporation, limited liability company, partnership, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not,

Notwithstanding the foregoing, it must be determined in the specific case that indemnification of the Indemnitee is permissible in the circumstances because the Indemnitee has met the standard of conduct for indemnification specified in Indiana Code 27-1-7.5-8 (or any successor provision). The Corporation shall pay for or reimburse the reasonable expenses incurred by an Indemnitee in connection with any such proceeding in advance of final disposition thereof in accordance with the procedures and subject to the conditions specified in Indiana Code 27-1-7.5-10 (or any successor provision). The Corporation shall indemnify as a matter of right an Indemnitee who is wholly successful, on the merits or otherwise, in the defense of any such proceeding, against reasonable expenses incurred by the Indemnitee in connection with the proceeding without the requirement of a determination as set forth in the first sentence of this paragraph.

(b) Determination. Upon demand by a person for indemnification or advancement of expenses, as the case may be, the Corporation shall expeditiously determine whether the person is entitled thereto in accordance with this Article and the procedures specified in Indiana Code 27-1-7.5-12 (or any successor provision).

(c) Effective Date. The indemnification provided under this Article shall apply to any proceeding arising from acts or omissions occurring before or after the adoption of this Article.

Item 30. Principal Underwriters.

a.     Other Activity. In addition to Registrant, OneAmerica Securities, Inc. acts as the principal underwriter for policies offered by AUL through AUL American Individual Unit Trust (File No. 811-08536), AUL American Unit Trust (File No. 811-05929) and AUL American Individual Variable Annuity Unit Trust (File No. 811-09193).

b.              Management. The directors and principal officers of OneAmerica Securities, Inc. are as follows:

Name and Address Business Address*	Positions and Offices Positions and Offices with OneAmerica Securities, Inc.
James Crampton	Tax Director
Richard M. Ellery	Secretary & Chief Counsel
Nicholas A. Filing	Director, Chairman of the Board, President &
Douglas W. Collins	Treasurer, Acting Financial Operations Principal & Director

Gregory A. Poston	Director
Anthony M. Smart	Vice President, Operations
Susan Uhl	Anti-Money Laundering Officer
Mark A. Wilkerson	Director
Jay B. Williams	Chief Compliance Officer
William F. Yoerger	Director
John W. Zeigler	Vice President, Insurance Agency Registrations

* The Principal business address of all of the persons listed is One American Square, Indianapolis, Indiana 46282

c.               Not Applicable.

Item 31. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the investment Company Act of 1940 and the rules under that section will be maintained at One American Square, Indianapolis, IN 46282.

Item 32. Management Services.

There are no management-related service contracts not discussed in Part A or Part B.

Item 33. Fee Representation.

The Registrant represents that the aggregate fees and charges deducted under the variable life contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

 Pursuant to the  requirements  of the  Securities  Act and the  Investment Company Act, the Registrant  certifies that it meets all of the requirements for  effectiveness  of this Post Effective  Amendment to the  Registration  Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Indianapolis, and the State of Indiana, on the  19th day of April, 2012.

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

(Registrant)

By:  American United Life Insurance Company

By:

	Name:	Dayton H. Molendorp*

	Title:	Chairman, President & CEO

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

(Depositor)

By:

	Name:	Dayton H. Molendorp*
	Title:	Chairman President & CEO

* By:	/s/ Richard M. Ellery

Richard M. Ellery as attorney-in-fact

Date:  April 19, 2012

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

J. Scott Davison*	Director	April 19, 2012

Jeffrey D. Holley*	Director	April 19, 2012

Dayton H. Molendorp*	Director	April 19, 2012

Mark C. Roller*	Director	April 19, 2012

John C. Mason*	Director	April 19, 2012

Thomas M. Zurek*	Director	April 19, 2012

/s/ Richard M. Ellery

*By: Richard M. Ellery as Attorney-in-fact

Date: April 19, 2012

EXHIBITS FILED WITH  FORM N-6

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

OF AMERICAN UNITED LIFE INSURANCE COMPANY(R)

Exhibit Number in Form N-6, Item 26	Name of Exhibit
n 2	Consent of Independent Auditor
n 3	Powers of Attorney
n 4	Rule 483 Certified Resolution